                                                                     NUMBER 3 OF
                                                                      4 EXECUTED
                                                                    COUNTERPARTS

                          FIFTEENTH AMENDMENT OF LEASE

      THIS AGREEMENT, made and entered into as of the 30th day of September, 1986, by and between MELVYN KAUFMAN, of 777 Third Avenue, New York, New York 10017 (hereinafter jointly referred to as "Landlord") and GREY ADVERTISING, INC., a Delaware corporation, having its principal office at 777 Third Avenue, New York, New York 10017 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

      WHEREAS, Landlord and Tenant entered into a Lease, dated as of July 1, 1978, amended as of October 1, 1979; November 1, 1979; April 1, 1980; April 21, 1980; August 9, 1980; March 23, 1981; December 2, 1981; April 13, 1982; January
31, 1983; September 25, 1984; January 31, 1985; July 25, 1985; February 20, 1986
and July 31, 1986 (as so amended, the "Lease") demising certain space in the building known as and by the street number 777 Third Avenue, New York, New York (the "Building"), as described in the Lease; and

      WHEREAS, Landlord and Tenant wish to amend the Lease in order to (a) increase the amount of space demised under the Lease by adding to the Demised Premises, in accordance with the provisions of Article 37 of the Lease, a portion of the 6th floor of the Building heretofore leased to The Kenzer Corporation (being hereinafter referred to as the "Option Space"), as referred to in Schedule E-1 of the Lease and as the Option Space as shown on the plan annexed hereto as Exhibit A and made a part hereof, and by such addition, the Demised Premises include an additional portion of the 6th floor and (b) modify certain other provisions of the Lease.

      NOW, THEREFORE, in consideration of the mutual agreements, covenants and provisions contained in the Lease and the mutual agreements, covenants and provisions hereinafter set forth and for other good and valuable consideration, Landlord and Tenant agree as follows:

1. Effective October 1, 1986 (the "Option Space Commencement Date"), but subject to the provisions of Section 37.04H of the Lease, Section 1.01 of the Lease is hereby amended so that the Option Space shall be added to and form a part of the space demised and leased to Tenant under the Lease with the same force and effect as if said space had been included within the Demised Premises thereunder from the inception of the Lease.

2. Subject to the provisions of Section 37.04H of the Lease, Tenant agrees to pay annual fixed minimum rent for the Option Space equal to THIRTY-NINE THOUSAND THREE HUNDRED TWELVE DOLLARS AND 50/100 ($39,312.50) (the "Option Space Rent").
Section 3.01 of the Lease is, therefore, hereby amended to provide that the annual fixed minimum rent specified therein, shall be increased by $39,312.50), which amount shall be payable in equal monthly installments in advance on the first day of each month commencing on the Option Space Commencement Date and continuing during the Term of the Lease.

3. (a) The Option Percentage of the Option Space is .954%. Section 23.01 of the Lease is, therefore, hereby amended effective as of the Option Space Commencement Date, so that the Section 23.01 percentage set forth therein is increased by .954%; and

      (b) The Option Square Footage of the Option Space is 4,250 square feet.
Section 23.03 of the Lease is, therefore, hereby amended so that effective as of the Option Space Commencement Date, the Square Foot Area set forth therein is increased by 4,250 square feet.

4. In order to reflect the addition of the Option Space, the plan annexed hereto as Exhibit A is hereby added to Schedule B-1 of the Lease.

5. Any failure by either party hereto to insist upon the strict performance by the other of any of the terms and provisions of Article 37 of the Lease in connection with adding the Option Space to the Demised Premises shall not be construed as a waiver of such terms and provisions in connection with any future addition of space to the Demised Premises in accordance with said Article 37.

6. Except to the extent modified herein, all of the terms and conditions of the Lease as heretofore in effect shall remain in full force and effect, and, as modified hereby, the Lease is hereby ratified and confirmed in all respects.

7. Landlord shall be under no obligation to make any changes, improvements or alterations to the premises as a result of entering into this Agreement.

8. This Agreement shall bind and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors, and except as otherwise provided in the Lease, their assigns.

      IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Agreement as of the day and year first above written.


                                        /s/ Melvyn Kaufman
                                        -----------------------------------
                                        Melvyn Kaufman

                                                            Landlord

                                        GREY ADVERTISING, INC.

                                        /s/ Robert L. Berenson
                                        -----------------------------------
                                        (Executive Vice) President

                                                            Tenant

STATE OF NEW YORK        )
COUNTY OF NEW YORK       ) SS.:

        On the 28th day of October, 1986, before me personally came Robert L. Robert L. Berenson, to me known, who being by me duly sworn, did depose and say that he resides at 7 Farmers Road, Kings Point, NY, that he is the Exec. Vice President of Grey Advertising Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                        /s/ Arnold Markowitz
                                        ---------------------------
                                        NOTARY PUBLIC

                                             ARNOLD MARKOWITZ. Notary Public
                                             State of New York. No. 30.7720750
                                             Qualified in Nassau County
                                             Cert. Filed with N.Y. Co. Clk.
                                             Commission Expires Feb. 28, 1989


STATE OF NEW YORK        )
COUNTY OF NEW YORK       ) SS.:

      On the _____ day of ____________, 198__, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he resides at _____________________ that he is the _____________________ of _____________________, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                        ---------------------------
                                        NOTARY PUBLIC


STATE OF NEW YORK        )
COUNTY OF NEW YORK       ) SS.:


      On the 10th day of November, 1986, before me personally came Melvyn Kaufman, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.

                                        /s/ Diana Costanzo
                                        ---------------------------
                                        NOTARY PUBLIC

                                             DIANA COSTANZO
                                             NOTARY PUBLIC, State of New York
                                             No. 41-4821225
                                             Qualified in Queens County
                                             Commission Expires April 30, 1988

                                   EXHIBIT "A"

                                [GRAPHIC OMITTED]


ALL AREAS, CONDITIONS AND DIMENSIONS ARE APPROXIMATE.

                                                                     NUMBER 3 OF
                                                                      4 EXECUTED
                                                                    COUNTERPARTS

                          SIXTEENTH AMENDMENT OF LEASE

      THIS SIXTEENTH AMENDMENT OF LEASE made this 28th day of April, 1989, by SAGE REALTY CORPORATION, as Agent, having an office at 777 Third Avenue, New York, New York 10017, (hereinafter referred to as the "Landlord) and GREY ADVERTISING INC., a corporation having an office at 777 Third Avenue, New York, New York 10017 (hereinafter referred to as the "Tenant").

                              W I T N E S S E T H:

      WHEREAS, Landlord and Tenant, have entered into a certain Indenture of Lease dated as of July 1, 1978, as amended (the Lease"), including a portion of the 39th Floor (the "East 39th Floor Demised Premises") in the building known as 777 Third Avenue, New York, New York, 10017 and more particularly being the most easterly of two rooms and approximately 11 feet wide and 25 feet in depth; and

      WHEREAS, the parties desire to modify and amend the Lease by exchanging the space demised, by substituting a portion of the ground floor, otherwise as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual convenants and agreements herein contained and hereby acknowledged, the parties hereby agree as follows:

1. The plan annexed to this Amendment of Lease as Exhibit "A-16" hereto, is hereby added to the plan annexed to the Lease as Schedule "A-16" thereto and the area hatched thereon, being a portion of the ground floor, is demised hereunder (the "Substitute Demised Premises"), effective as of May 1, 1989, and from and after such date whenever the term "Demised Premises" is referred to in the Lease, the same shall be deemed to include the Substitute Demised Premises.

2. Tenant shall accept the Substitute Demised Premises in their present "as is" condition and Landlord shall not be required to do any work or things to prepare the space.

3. Tenant shall surrender possession of the East 39th floor Demised Premises on or before April 30, 1989 free of Tenant's personal property and in broom clean condition.

4. The parties acknowledge that the purpose of this substitution is to establish a Messenger Center so as to have all deliveries and pick-ups by outside messengers be made to and from the Substitute Demised Premises. Both Landlord and Tenant will cooperate to effectuate such a program as more fully set forth in a Memorandum Agreement attached hereto as Exhibit "B".

5. Tenant represents and warrants to Landlord that no broker has been involved in connection with this Sixteenth Amendment of Lease, except SAGE REALTY CORPORATION, and hereby indemnifies Landlord against any claims made by any broker as a result of any conversation, actions or other contacts between Tenant and any such broker.

6. Except as specifically modified herein, all of the terms, provisions and computations of the Lease are in full force and effect, and shall continue to apply during the extended term.

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Sixteenth Amendment of Lease as of the day and year first above written.


                                   SAGE REALTY CORPORATION, Agent

                                   BY:  /s/ [ILLEGIBLE]
                                        ----------------------------
                                        LANDLORD


                                   GREY ADVERTISING INC.

                                   BY:  /s/ Robert L. Berenson
                                        ----------------------------
                                        TENANT

                                 EXHIBIT "A-16"


                                [GRAPHIC OMITTED]

                                   EXHIBIT "B"


April 17, 1989


Mr. Pat Grecco
Building Manager
Sage Realty
777 Third Avenue
New York, New York 10017

RE:  Messenger Room

Dear Pat:

Following up on out meeting of this morning, please be advised that:

      o We had originally planned to open the Loading Dock area Grey Messenger Center on April 24, 1989. After reviewing the procedures and policies that we will have to place into effect, as well as relocating the necessary equipment and telephones lines, we have delayed our opening until around May 1, l989.

      o The Center will be managed by our existing Mailroom Supervisors in the same professional manner that our present Mailroom is run. We, like you, will not tolerate any horseplay.

      o The signage for the glass door will be submitted to the building for review.

      o We have sent notices out to the major messenger companies doing business with Grey informing them of the location of the new Center. We will also be posting notices at each of the locations within Grey where messengers now go.

      o As stated before, Grey personnel delivering packages will use the Freight Elevator except when it is broken, or it is after hours. In that situation our Messenger Personnel would use the Passenger Elevators on an interim basis.

Should you have any questions, please do not hesitate to let me know. Thanks, Pat.

Sincerely yours,

/s/ Marie Illos

Marie Illos
Vice President
Director of Office Administration

                                                                     NUMBER 4 OF
                                                                      4 EXECUTED
                                                                    COUNTERPARTS

                          SIXTEENTH AMENDMENT OF LEASE


      THIS SIXTEENTH AMENDMENT OF LEASE made this 28th day of April, 1989, by SAGE REALTY CORPORATION, as Agent, having an office at 777 Third Avenue, New York, New York 10017, (hereinafter referred to as the "Landlord") and GREY ADVERTISING INC., a corporation having an office at 777 Third Avenue, New York, New York 10017 (hereinafter referred to as the "Tenant").

                              W I T N E S S E T H:

      WHEREAS, Landlord and Tenant, have entered into a certain Indenture of Lease dated as of July 1, 1978, as amended (the "Lease"), including a portion of the 39th Floor (the "East 39th Floor Demised Premises") in the building known as 777 Third Avenue, New York, New York, 10017 and more particularly being the most easterly of two rooms and approximately 11 feet wide and 25 feet in depth; and

      WHEREAS, the parties desire to modify and amend the Lease by exchanging the space demised, by substituting a portion of the ground floor, otherwise as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual convenants and agreements herein contained and hereby acknowledged, the parties hereby agree as follows:

1. The plan annexed to this Amendment of Lease as Exhibit "A-16" hereto, is hereby added to the plan annexed to the Lease as Schedule "A-16" thereto and the area hatched thereon, being a portion of the ground floor, is demised hereunder (the "Substitute Demised Premises"), effective as of May 1, 1989, and from and after such date whenever the term "Demised Premises" is referred to in the Lease, the same shall be deemed to include the Substitute Demised Premises.

2. Tenant shall accept the Substitute Demised Premises in their present "as is" condition and Landlord shall not be required to do any work or things to prepare the space.

3. Tenant shall surrender possession of the East 39th floor Demised Premises on or before April 30, 1989 free of Tenant's personal property and in broom clean condition.

4. The parties acknowledge that the purpose of this substitution is to establish a Messenger Center so as to have all deliveries and pick-ups by outside messengers be made to and from the Substitute Demised Premises. Both Landlord and Tenant will cooperate to effectuate such a program as more fully set forth in a Memorandum Agreement attached hereto as Exhibit "B".

5. Tenant represents and warrants to Landlord that no broker has been involved in connection with this Sixteenth Amendment of Lease, except SAGE REALTY CORPORATION, and hereby indemnifies Landlord against any claims made by any broker as a result of any conversation, actions or other contacts between Tenant and any such broker.

6. Except as specifically modified herein, all of the terms, provisions and computations of the Lease are in full force and effect, and shall continue to apply during the extended term.

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Sixteenth Amendment of Lease as of the day and year first above written.


                                   SAGE REALTY CORPORATION, Agent

                                   BY:  /s/ [ILLEGIBLE]
                                        ----------------------------
                                        LANDLORD


                                   GREY ADVERTISING INC.

                                   BY:  /s/ Robert L. Berenson
                                        ----------------------------
                                        TENANT

                                 EXHIBIT "A-16"


                                [GRAPHIC OMITTED]

                                   EXHIBIT "B"


April 17, 1989


Mr. Pat Grecco
Building Manager
Sage Realty
777 Third Avenue
New York, New York 10017

RE:  Messenger Room

Dear Pat:

Following up on out meeting of this morning, please be advised that:

      o We had originally planned to open the Loading Dock area Grey Messenger Center on April 24, 1989. After reviewing the procedures and policies that we will have to place into effect, as well as relocating the necessary equipment and telephones lines, we have delayed our opening until around May 1, l989.

      o The Center will be managed by our existing Mailroom Supervisors in the same professional manner that our present Mailroom is run. We, like you, will not tolerate any horseplay.

      o The signage for the glass door will be submitted to the building for review.

      o We have sent notices out to the major messenger companies doing business with Grey informing them of the location of the new Center. We will also be posting notices at each of the locations within Grey where messengers now go.

      o As stated before, Grey personnel delivering packages will use the Freight Elevator except when it is broken, or it is after hours. In that situation our Messenger Personnel would use the Passenger Elevators on an interim basis.

Should you have any questions, please do not hesitate to let me know. Thanks, Pat.

Sincerely yours,

/s/ Marie Illos

Marie Illos
Vice President
Director of Office Administration

                        SEVENTEENTH AMENDMENT OF LEASE

            THIS SEVENTEENTH AMENDMENT OF LEASE (this "Seventeenth Amendment"), dated as of the 3rd day of February, 1998, by and between SAGE REALTY CORPORATION, a New York corporation, having its principal office at 777 Third Avenue, New York, New York 10017, as Agent for the owner of 777 Third Avenue, New York, New York 10017 ("Landlord"), and GREY ADVERTISING INC., a Delaware corporation, having its principal office at 777 Third Avenue, New York, New York 10017 ("Tenant").

                             W I T N E S S E T H:

            WHEREAS, Melvyn Kaufman and J. D. Weiler (predecessor-in-interest to Landlord), as landlord, and Tenant, as tenant, entered into that certain Lease, made as of July 1, 1978 (the "Original Lease"), as amended by (i) First Amendment of Lease, made as of October 1, 1979, (ii) Second Amendment of Lease, made as of November 1, 1979, (iii) Third Amendment of Lease, made as of April 1, 1980, (iv) Fourth Amendment of Lease, made as of April 21, 1980, (v) Fifth Amendment of Lease, made as of August 9, 1980, (vi) Sixth Amendment of Lease, made as of March 23, 1981, (vii) Seventh Amendment of Lease, made as of December 2, 1981, (viii) Eighth Amendment of Lease, made as of April 13, 1982, (ix) Ninth Amendment of Lease, made as of January 31, 1983, (x) Letter, dated July 27, 1984, (xi) Tenth Amendment of Lease, made as of September 25, 1984, (xii) Letter, dated November 14, 1984, (xiii) Letter, dated January 16, 1985, (xiv) Eleventh Amendment of Lease, made as of January 31, 1985, (xv) Twelfth Amendment of Lease, made as of July 25, 1985, (xvi) Thirteenth Amendment of Lease, made February 20, 1986, (xvii) Fourteenth Amendment of Lease, made as of July 31, 1986, (xviii) Letter, dated August 14, 1986, (xix) Fifteenth Amendment of Lease, made as of September 30, 1986, (xx) Sixteenth Amendment of Lease (the "Sixteenth Amendment"), made as of April 28, 1989, and (xxi) Settlement Agreement and Modification of Lease, dated as of October 16, 1996 (the Original Lease, as so amended, collectively, the "Lease"), pursuant to which Landlord demised to Tenant various spaces (together with certain additional spaces being added pursuant to Section 6 of this Seventeenth Amendment, collectively, the "Leased Premises") in the building known as 777 Third Avenue, New York, New York 10017 (the "Building") more fully described therein; and

            WHEREAS, Landlord and Tenant entered into (i) that certain Agreement for Rental of Basement Space, dated as of July 13, 1979, as amended by Letters, dated April 14, 1980, January 7, 1982, February 1, 1984, October 4, 1994, and June 26, 1995, respectively, (ii) that certain Agreement for Rental of Basement Space, made as of October 30, 1985, as amended by Letter, dated October 4, 1994, and (iii) that certain Basement Lease, dated November 21, 1991, as amended by Letter, dated October 4, 1994 (collectively, the "Basement Space Agreements"), pursuant to which Landlord leased to Tenant various spaces in the basement and in the loading dock area of the Building more fully described therein (together with certain additional basement space being added pursuant to Section 5 of this Seventeenth Amendment, collectively, the "Basement Space"); and

            WHEREAS, Landlord and Tenant desire to (i) extend the term of the Lease, (ii) add the Basement Space to the Leased Premises, and (iii) make certain changes to the Lease, all upon the terms and conditions herein set forth.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Landlord and Tenant hereby agree as follows:

            1. Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

            2. Extension of Term. (a) The term of the Lease with respect to the Leased Premises hereby is extended for a period of ten (10) years beyond the present Term of the Lease (the "Further Extended Term"), commencing on January 1, 2000 (the "Further Extended Term Commencement Date"), and expiring on December 31, 2009 (the "Further Extended Term Expiration Date"), as if such latter date were the date set forth as the expiration date of the Lease, unless sooner terminated or extended pursuant to the terms of the Lease, as modified by this Seventeenth Amendment, or pursuant to law.

                  (b) All of the rents, additional rents, covenants, conditions and agreements of the Lease shall continue in force and effect during the Further Extended Term, as modified by this Seventeenth Amendment.

            3. Leased Premises. Landlord and Tenant hereby confirm and acknowledge that, as of the date hereof, the Leased Premises is comprised of (i) the spaces listed below; (ii) certain of the "Additional Premises Spaces" (as hereinafter defined) (as provided for in Section 6 of this Seventeenth Amendment); and (iii) the Basement Space (as provided for in Section 5 of this Seventeenth Amendment):

                              Rentable Square
                              Footage for Purposes
                              of the Lease, as                    Section 23.01
Space                         modified hereby                      Percentage
-----                         ---------------                      ----------
Entire 38th Floor                  12,000                              2.255%
Entire 37th Floor                  12,000                              2.255%
Entire 36th Floor                  12,000                              2.255%
Entire 34th Floor                  12,000                              2.255%
Entire 33rd Floor                  12,000                              2.255%
Entire 29th Floor                  12,000                              2.255%
Entire 28th Floor                  12,000                              2.255%
Entire 25th Floor                  12,000                              2.255%
Entire 23rd Floor                  12,000                              2.255%
Entire 22nd Floor                  12,000                              2.255%
Entire 20th Floor                  12,000                              2.255%
Part of the 19th Floor              6,428                              1.208%
Entire 14th Floor                  15,750                              2.960%
Entire 12th Floor                  22,350                              4.201%
Entire 11th Floor                  22,350                              4.201%
Entire 10th Floor                  22,350                              4.201%
Entire 9th Floor                   22,350                              4.201%
Entire 8th Floor                   22,350                              4.201%
Entire 7th Floor                   22,350                              4.201%
Entire 6th Floor                   22,350                              4.201%
Entire 5th Floor                   22,350                              4.201%
Entire 4th Floor                   22,350                              4.201%
Entire 3rd Floor                   22,350                              4.201%
Entire 2nd Floor                   22,350                              4.201%
                                   ------                              ------
Total:                            400,028                              75.18%

            4. Annual Fixed Minimum Rent and Additional Rent: (a) The fixed minimum rent payable pursuant to Section 3.01 of the Lease (exclusive of the annual fixed minimum rent payable for the Basement Space and subject to adjustment as hereinafter provided to reflect increases in the amount of such annual fixed minimum rent resulting from the addition to the Leased Premises of any Additional Premises Space) shall be at the annual rate of (i) ELEVEN MILLION TWO HUNDRED FIFTY-TWO THOUSAND SEVEN HUNDRED NINETY AND 00/100 DOLLARS ($11,252,790.00) for the period commencing on January 1, 2000 and continuing until December 31, 2004, and (ii) TWELVE MILLION FOUR HUNDRED FIFTY-TWO THOUSAND EIGHT HUNDRED SEVENTY-FOUR AND 00/100 DOLLARS ($12,452,874.00) for the period commencing on January 1, 2005 and continuing until the Further Extended Term Expiration Date, which annual fixed minimum rent shall be payable in equal monthly installments in advance on the first day of each month occurring during such periods.

                  (b) The Section 23.01 Percentage of the Leased Premises (exclusive of the Basement Space) specified in Section 23.01 of the Lease shall be 75.18% during the Further Extended Term (subject to adjustment as hereinafter provided to reflect increases in such percentage resulting from the addition to the Leased Premises of any Additional Premises Space).

                  (c) During the Further Extended Term, (i) the Base Period for Taxes shall be defined as the twelve (12) month period from January 1, 2000, to December 31, 2000, (ii) the Base Period Tax Expense shall be defined as the average of the real estate taxes and special assessments specified in Section 23.01.B of the Lease imposed for the fiscal years July 1, 1999 through June 30, 2000 and July 1, 2000 through June 30, 2001, (iii) the Lease Year Tax Period shall be defined as each twelve (12) month period commencing July 1, any portion or all of which shall occur during the Further Extended Term, and (iv) notwithstanding anything to the contrary contained herein (except as is expressly provided for in Section 6.A.(c)(ii)(B)(y) of this Seventeenth Amendment), Tenant shall not be obligated to make any payment on account of Tenant's pro rata portion, if any, of the real estate taxes and special assessments for any period prior to January 1, 2001.

                  (d) Section 23.01.B of the Lease hereby is amended to add the following sentence after the end of the last sentence thereof: "In the event that the Base Period Tax Expense shall include any charge with respect to any so-called "Business Improvement District" or similar charge (a "Bid Charge"), and if any such Bid Charge is subsequently discontinued or eliminated, then, as of the date of such discontinuance or elimination, the Base Period Tax Expense shall be recalculated as if the Bid Charge had not originally been included therein. If after any such Bid Charge is discontinued or eliminated, and such Bid Charge subsequently is restored or a new charge is substituted in lieu thereof and specifically identified as such, then, as of the date of such restoration or substitution, the Base Period Tax Expense shall be recalculated as if any such Bid Charge or substitute therefor had originally been included in the Base Period Tax Expense (but not in excess of the amount originally included in the Base Period Tax Expense) and thereafter the amount of any such Bid Charge or substitute therefor also shall be included in the Lease Year Tax Expense for each Lease Tax Year Period."

                  (e) During the Further Extended Term, Section 23.03 of the Lease shall be deleted in its entirety and the following shall be substituted in lieu thereof for all of the Leased Premises (exclusive of the Basement Space):

            "Section 23.03. In addition to the fixed minimum rent reserved in
Section 3.01, Tenant shall pay Landlord as additional rental, sums computed in accordance with the following provisions:

                  (a) The term "Wage Rate" shall mean the minimum regular hourly wage rate for employees who have been employed for five (5) years plus all other sums, calculated on an hourly basis, including, but not limited to, sums paid for pensions, welfare funds, vacations, bonuses, social security, unemployment, disability benefits, health, life, accident and other types of insurance required to be paid to or for the benefit of such employees engaged in the general maintenance and operation of office buildings of the type and in the vicinity of the Building pursuant to a collective bargaining agreement (designated as "Others" in said agreement) between Realty Advisory Board on Labor Relations, Inc. (or any successor thereto) and Local 32B/32J of the Building Service Employees International Union AFL-CIO (or any successor thereto). As of the date of this Seventeenth Amendment, fringe benefits consist of the categories set forth on Schedule 5 annexed hereto. Landlord agrees that, throughout the Further Extended Term, fringe benefits shall continue to be calculated on the basis of only the categories set forth on Schedule 5 unless such categories shall be expanded or otherwise amended pursuant to the aforesaid collective bargaining agreement or pursuant to law. The Wage Rate is intended to be an index in the nature of a cost of living index and is not intended to reflect the actual costs of wages or expenses for the Building. If any such agreement is not entered into, or such parties or their successors shall cease to bargain collectively, then the Wage Rate shall be the minimum regular hourly wage rate and other sums as aforesaid payable to or for the benefit of such employees engaged in the maintenance and operation of first class office buildings of the same general type as the Building in the Manhattan area.

                  (b) The term "Base Wage Rate" shall mean the Wage Rate in effect for the calendar year 2000.

                  (c) The term "Wage Rate Factor" shall mean 400,028.

            It is agreed that if at any time the Wage Rate shall be greater than the Base Wage Rate, Tenant shall be required to pay to Landlord as additional rent an "Operating Expense Adjustment" in an annual sum equal to the product obtained by multiplying (i) the number of cents (including any fraction of a cent taken to three decimal places) by which the Wage Rate exceeds the Base Wage Rate by (ii) the Wage Rate Factor by (iii) 66.375%; provided, however, that, notwithstanding anything to the contrary contained herein (except as is expressly provided for in Section 6.A.(c)(ii)(B)(x) of this Seventeenth Amendment), Tenant shall not be obligated to make any payment on account of any such Operating Expense Adjustment for any period prior to January 1, 2001. Such Operating Expense Adjustment shall be payable to Landlord together with annual fixed minimum rent in equal monthly installments on the first day of each calendar month commencing with the first month during the Further Extended Term of this Lease in which the Wage Rate shall be greater than the Base Wage Rate (provided, however, that, notwithstanding anything to the contrary contained herein [except as is expressly provided for in Section 6.A.(c)(ii)(B)(x) of this Seventeenth Amendment], Tenant shall not be obligated to make any payment on account of any such Operating Expense Adjustment for any period prior to January 1, 2001) and, as billed by Landlord, continuing thereafter until a new adjustment in the additional rent shall be established and become effective in accordance with the provisions of this Section 23.03. In the event any change in the Wage Rate shall be made retroactive, Tenant shall pay Landlord the amount of any resulting retroactive adjustment in such additional rent within ten (10) days after being billed therefor. If within ninety (90) days after such bill has been rendered to Tenant, Tenant shall dispute the accuracy of any portion thereof and if such dispute is not settled by agreement, Tenant may, within one hundred twenty (120) days after the rendering of such bill, submit the dispute to determination by arbitration pursuant to Article 26 hereof, provided, however, Tenant shall continue to pay on account thereof the same monthly amount required thereunder until such dispute is resolved. The failure of Tenant to dispute any matter contained in the notice within the above mentioned ninety (90) day period, or to refer any unresolved dispute to determination by such arbitration within the above mentioned one hundred twenty (120) day period, shall be deemed to constitute Tenant's approval of such statement. Payment of additional rent by Tenant in accordance with such bill pending assertion of dispute, settlement or agreement or determination by arbitration, as aforesaid, shall not be deemed to constitute Tenant's approval thereof."

            5. Addition of Basement Space to Leased Premises. (a) Effective as of the date hereof, the Basement Space (including Basement Space B-16, which Tenant hereby has elected to add to the Basement Space for all purposes of the Lease, as modified by this Seventeenth Amendment) shall be added to and form a part of the Leased Premises, and all relevant covenants, conditions and agreements of the Lease, as modified by this Seventeenth Amendment, shall apply thereto.

                  (b) Landlord and Tenant hereby confirm and acknowledge that, as of the date hereof, the Basement Space is comprised of the following spaces:

                                          Rentable Square Footage for
                                          Purposes of the Lease, as
 Space                                    modified hereby
 -----                                    ---------------------------
B-1,4,15                                                 3,937
B-5                                                      1,170
B-6                                                        250
B-12                                                       300
B-16                                                     1,422
39-A                                                     1,320
Loading Dock Area                                          221
                                                        ------
                                   Total:                8,620

                  (c) (i) During the period from the date hereof and continuing throughout the Term, the fixed minimum rent payable pursuant to Section 3.01 of the Lease, as modified by this Seventeenth Amendment, solely for Basement Space B-16 shall be at the annual rate of TWENTY-FIVE THOUSAND FIVE HUNDRED NINETY-SIX AND 00/100 DOLLARS ($25,596.00), and which fixed minimum rent amount shall on each anniversary of the date hereof commencing with the first such anniversary be increased by an amount equal to three percent (3%) of the fixed minimum rent payable for the preceding year, and shall be payable in equal monthly installments in advance on the first day of each month occurring such period.

                        (ii) During the period from the date hereof and continuing until December 31, 1999, the fixed minimum and additional rent provisions of the Basement Space Agreements shall continue to apply with respect to the Basement Space other than with respect to Basement Space B-16, which shall be governed by clause (i) above, all of which are incorporated herein by reference as if fully set forth herein at length. Except as hereinbefore set forth in this Section 5, effective as of the date hereof, the Basement Space Agreements shall terminate and be of no force and effect.

                  (d) The fixed minimum rent payable pursuant to Section 3.01 of the Lease, as amended by this Seventeenth Amendment, solely for the Basement Space other than with respect to Basement Space B-16 which shall be governed by
Section 5(c)(i) of this Seventeenth Amendment shall be at the annual rate of ONE HUNDRED TWENTY-NINE THOUSAND FIVE HUNDRED SIXTY-FOUR AND 00/100 DOLLARS ($129,564.00) for the period commencing on the Further Extended Term Commencement Date and continuing until the day preceding the first anniversary of the Further Extended Term

Commencement Date, and which fixed minimum rent amount shall on each anniversary of the Further Extended Term Commencement Date commencing with the first anniversary thereof be increased by an amount equal to three percent (3%) of the fixed minimum rent payable for the preceding year, and shall be payable in equal monthly installments in advance on the first day of each month occurring during such period.

                  (e) Tenant agrees to use and occupy the Basement Space for storage only (other than the space in the loading dock area which may be used as a messenger center in accordance with the provisions of paragraph 4 of the Sixteenth Amendment and the space currently used for a photocopying center incidental to Tenant's use and occupancy of the Leased Premises as in effect as of the date hereof which may continue to be used for such purposes [collectively, the "Additional Existing Basement Uses"]) or for such other lawful uses as may be permitted from time to time, in each such case, incidental to Tenant's then actual use and occupancy of the other Leased Premises (but not for any use or occupancy which requires the Basement Space to be open to the public or for any sale of goods or services to the public), in keeping with the character of the Building and in conformity with all applicable laws, rules and regulations of all governmental agencies or departments thereof having or claiming jurisdiction and the certificate of occupancy for the Building. Tenant acknowledges that Landlord makes no representations whatsoever regarding the suitability of the Basement Space for uses other than storage and that Landlord shall have no obligation to make any changes, improvements or alterations to the Basement Space, nor to contribute any monies to Tenant as a result of entering into this Seventeenth Amendment or otherwise. Tenant further acknowledges that no services shall be provided to the Basement Space, except for the provision of electricity, and heating, ventilating and air-conditioning to those portions of the Basement Space to which such services are currently provided, in keeping with that currently provided to the Basement Space as of the date hereof; provided, however, that the foregoing acknowledgment by Tenant shall not impair, abrogate or otherwise diminish Landlord's other obligations as are expressly set forth elsewhere in the Lease, as modified by this Seventeenth Amendment.

                  (f) So long as Tenant shall use and occupy the Basement Space for storage only, Tenant shall not be required to pay any rent on account of the Basement Space other than the fixed minimum rent payable pursuant to subsections
(c) and (d) above. In the event that Tenant shall use and occupy the Basement Space other than for storage only (including for this purpose any such space used for the Additional Existing Basement Uses or for any other lawful uses as may be permitted under subsection (e) above), then, in addition to the fixed minimum rent payable pursuant to subsections (c) and (d) above, Tenant shall pay to Landlord Landlord's reasonable charge for all electricity required by Tenant for the Basement Space, which shall be measured by separate meter installed by Landlord for Tenant, at Tenant's sole cost and expense, if the same does not exist and if feasible to meter, or, if not by meter, by a survey prepared by an independent electrical engineer or utility consultant selected by Landlord (which Landlord shall have the right to do from time to time) of the electrical energy so required by Tenant for the Basement Space. In the event of any dispute between Landlord and Tenant of the findings of any such survey or any other matter relating to the reasonable charge so required to be paid by Tenant for all such electricity, then the dispute shall be resolved by arbitration under
Section 26.02 of the Lease, as modified by this Seventeenth Amendment.

Additionally, if Tenant shall use the Basement Space other than for storage only (including for this purpose any such space used for the Additional Existing Basement Uses or for any other lawful uses as may be permitted under subsection
(e) above), then in addition to paying the fixed minimum rent and Landlord's reasonable charges for all electricity as provided for above, Tenant shall pay to Landlord for all services, if any, provided by Landlord to Tenant, Landlord's then standard charges therefor. Tenant shall pay to Landlord all such amounts required to be paid under this subsection (f) within fifteen (15) days after written demand therefor (together with reasonably detailed back-up and invoices).

            6. Additional Premises Spaces. A. (a) Annexed hereto is Schedule 1, which is comprised of two parts - part 1-A and part 1-B. Part 1-A shows (i) spaces leased to certain tenants in the Building as of the date hereof, whose leases expire within the Term and the expiration dates thereof (such expiration date as to each such space on Schedule 1, parts 1-A and 1-B, being referred to herein as the "Additional Premises Space Lease Expiration Date"), and certain spaces which as of the date hereof are vacant, and (ii) as to each such space, the agreed upon rentable square footage thereof (such agreed upon rentable square footage as to each space on Schedule 1, parts 1-A and 1-B, being herein referred to as the "Additional Premises Space Square Footage")(1), the annual fixed minimum rent payable

----------
(1) The aggregate rentable square footage of the Additional Premises Spaces added to the Leased Premises by Tenant in accordance with Section 6 of this Seventeenth Amendment shall not exceed 53,572 rentable square feet and provided further that Tenant must take space as full floors except for the balance of 19 and 27 and such space will be a combination of space taken as of the date hereof (as reflected on Schedule 1, part 1-A) and space taken, if at all, under option (as reflected on Schedule 1, part 1-B).

with respect thereto as to those spaces shown on Schedule 1, part 1-A only (the "Additional Premises Space Rent") and the Section 23.01 Percentage thereof (such percentage as to each space on Schedule 1, parts 1-A and 1-B, being herein referred to as the "Additional Premises Space Percentage"), all of which spaces in the aggregate if and when added to the Leased Premises shall not exceed 53,572 rentable square feet (each such space shown on Schedule 1, parts 1-A and 1-B, being herein referred to individually, as an "Additional Premises Space" and collectively, as the "Additional Premises Spaces"). Tenant, subject to the conditions and limitations hereafter stipulated, hereby has elected to add each Additional Premises Space set forth on Schedule 1, part 1-A, to the Leased Premises for all purposes of the Lease, as modified by this Seventeenth Amendment, to commence on the date following the present tenant's lease expiration date or simultaneously herewith in the case of vacant space, subject to the provisions of subsections (d) (requiring Landlord to perform certain construction and improvement items as a pre-condition to the delivery of any Additional Premises Space) and (g) (regarding the removal of any prior tenant or occupant) below (the date of the addition of any Additional Premises Space as to each such space shown on Schedule 1, parts 1-A and 1-B, being herein referred to as the "Additional Premises Space Effective Date") for the then balance of the Term.

                  (b) If possession of any Additional Premises Space shown on
Schedule 1, parts 1-A and 1-B, shall become available earlier than its stated expiration date as set forth on Schedule 1, parts 1-A and 1-B, Landlord shall give notice thereof to Tenant and the commencement date of leasing shall be accelerated to such earlier date specified by Landlord to Tenant (but in no event sooner than one hundred twenty (120) days from the date of Landlord's notice) (the date to which the commencement date of the leasing shall be so accelerated as to each such space being herein referred to as the "Additional Premises Space Lease Acceleration Date"); provided, however, that Tenant shall not be obligated to take any Additional Premises Space earlier than its stated expiration date as set forth on Schedule 1 if such space shall become available as a result of Landlord's having agreed with the applicable tenant or occupant to accept any early surrender of the space (other than on account of the settlement of any action or proceeding brought by Landlord seeking to recover possession of the space following a default by any such tenant or occupant in its obligations to Landlord). If the commencement date of leasing shall be so accelerated, Tenant shall have the right, in addition to all rights of subletting granted Tenant in the Lease, as modified by this Seventeenth Amendment, to sublet such space for a term expiring on the expiration date set forth on Schedule 1, parts 1-A and 1-B, for such space, subject, however, to furnishing Landlord the information required by Section 11.03.C(1) of the Lease, as modified by this Seventeenth Amendment, and to Landlord's prior written consent (which Landlord agrees shall not be unreasonably withheld or delayed, subject to Section 11.03.E of the Lease, as modified by this Seventeenth Amendment), but otherwise free of all rights and options of Landlord under Article 11 of the Lease, as modified by this Seventeenth Amendment. Landlord shall endeavor to give Tenant notice of the commencement of any action or proceeding seeking to dispossess or to terminate the lease of or otherwise regain possession of the space of any tenant listed on
Schedule 1, parts 1-A and 1-B, but Landlord shall have no liability to Tenant hereunder and the rights and obligations of Tenant under the Lease, as modified by this Seventeenth Amendment, shall not be affected in any manner whatsoever if Landlord shall fail to do so.

                  (c) Effective as of the Additional Premises Space Effective Date, any Additional Premises Space shall be added to the Leased Premises and the Lease, as modified by this Seventeenth Amendment, shall be deemed amended as follows, from and after such date:

                        (i) The annual fixed minimum rent payable pursuant to
Article 3 thereof shall be increased by the Additional Premises Space Rent for such Additional Premises Space; and

                        (ii) (A) To the extent the Additional Premises Space Effective Date with respect to any Additional Premises Space occurs on or after January 1, 2000, then the Section 23.01 Percentage shall be increased by the Additional Premises Space Percentage for each such space; the Wage Rate Factor referred to in Section 23.03 of the Lease as contained in Section 4(c) of this Seventeenth Amendment shall be increased by the Additional Premises Space Square Footage for each such space; and all of the other provisions of Article 23 of the Lease, as modified by this Seventeenth Amendment, shall apply to each such space; and

                  (B) To the extent the Additional Premises Space Effective Date with respect to any Additional Premises Space occurs prior to January 1, 2000, then the Section 23.01 Percentage shall be equal to the Additional Premises Space Percentage for each such space; the Wage Rate Factor referred to in
Section 23.03 of the Lease as contained in Section 4(c) of this Seventeenth Amendment shall be equal to the Additional Premises Space Square Footage for each such space; and all of the other provisions of Article 23 of the Lease, as modified by this Seventeenth Amendment, shall apply to each such space (except that (x) for such purposes the Base Wage Rate shall mean the Wage Rate in effect for the calendar year in which the Additional Premises Space Effective Date occurs for each such space, (y) the Base Period for Taxes shall mean the fiscal year July 1 to June 30 which immediately precedes the Additional Premises Space Effective Date for such space and (z) Tenant shall be entitled to a full period of twelve (12) months for each Additional Premises Space, respectively, during which Tenant shall not be obligated to make any payment on account of Tenant's pro rata portion, if any, of real estate taxes and special assessments or for any Operating Expense Adjustment); and

                        (iii) in the case of both clauses (ii) (A) and (B) above, the amounts payable under Article 23 of the Lease, as modified by this Seventeenth Amendment, shall commence to accrue and become payable from and after the Additional Premises Space Effective Date as to each Additional Premises Space, and Tenant shall have no responsibility for payment for any period prior thereto.

                  (d) All Additional Premises Space shall be leased and delivered to Tenant "as-is", in the condition in which the same shall be upon removal by the preceding tenant or occupant, except as is expressly provided for immediately below, and Tenant shall not be entitled to any abatement or reduction of rent by reason of such condition. Except as is expressly provided for immediately below, Landlord shall not be obligated to do any work or alterations for Tenant therein in order to prepare same for Tenant's occupancy, nor shall Landlord be obligated to contribute any monies to Tenant as a result of entering into this Seventeenth Amendment or otherwise. Landlord shall assign to Tenant, without recourse, all rights of Landlord against such preceding tenant or occupant, if any, in respect of such condition of the Additional Premises Space.

            Landlord shall, at Landlord's cost and expense, perform the construction and improvement items set forth below with respect to each Additional Premises Space (all of which shall be in compliance with all applicable laws, ordinances, statutes, rules and regulations of all governmental authorities having jurisdiction thereof, of a first-class quality and done in a good and workmanlike manner and with due diligence but without any obligation whatsoever for Landlord to incur any overtime charges and subject to any Unavoidable Delay):

                        (i) Comply, or cause compliance, with all then applicable laws, orders, ordinances and regulations of Federal, State, County and Municipal authorities and any direction made pursuant to law by any public officer or officers with respect to the Building or occupancy or use of each such Additional Premises Space, including the Americans with Disabilities Act of 1990, as amended (as then in effect) (which shall include providing one conforming unisex bathroom for every two (2) full floors of such Additional Premises Space using Building standard materials limited to a toilet bowl and a sink, and which bathroom shall not be located in the core of the Building) and further including for this purpose the certificate of occupancy for the Building. Tenant shall have the right to designate the location of any such unisex bathroom provided that Tenant shall make such designation in a plan provided to Landlord not less than forty-five (45) days prior to the applicable Additional Premises Space Effective Date and the designated location is in reasonable proximity to the Building's plumbing, sanitary and other necessary utility and service systems (including for this purpose the distribution systems servicing the Additional Premises Space by which such systems of the

Building are distributed). If Tenant fails timely to provide such a plan to Landlord, then Landlord shall have the right to designate the location of any such unisex bathroom and shall provide written notice thereof to Tenant promptly following Landlord's determination of the location of the same. The completion of any such unisex bathroom shall not be a condition to the occurrence of the Additional Premises Space Effective Date provided that (i) Landlord shall be proceeding and shall continue with due diligence to complete the same and (ii) the failure to complete any such unisex bathroom shall not interfere with Tenant's buildout of any such Additional Premises Space other than in a de minimus manner.

                        (ii) Fireproof any exposed structural steel.

                        (iii) Demolition and delivery of each such Additional Premises Space in a vacant and broom clean condition. Tenant shall, at Tenant's cost and expense, provide to Landlord a demolition plan for each Additional Premises Space (x) not less than seventy-five (75) days prior to the applicable Additional Premises Space Lease Expiration Date in the case of any space for which such a date exists, or (y) within thirty (30) days after the date hereof in the case of any space which is vacant as of the date hereof, or (z) not less than seventy-five (75) days prior to the Additional Premises Space Lease Acceleration Date in the case of any space which shall become available earlier than its stated date, as the case may be, in each case together, if applicable, with Tenant's written notice of any existing improvements which Tenant desires shall remain in the applicable Additional Premises Space. If Tenant timely delivers the foregoing notice to Landlord together with such demolition plan reflecting Tenant's desire to retain any existing improvements in any Additional Premises Space, Landlord shall to the extent reasonably practicable and so long as the same shall not impose any additional material cost on Landlord (unless Tenant shall have agreed in writing in advance to reimburse Landlord for any such additional cost within fifteen (15) days after written demand therefor), or materially interfere with Landlord's obligations under item (iv) below, comply with Tenant's written request.

                        (iv) Removal of all asbestos, if any, from each Additional Premises Space in accordance with all then applicable legal requirements, provided that any such Additional Premises Space shall be delivered by Landlord to Tenant fully demolished, and to the extent that any such Additional Premises Space shall be delivered by Landlord to Tenant in a less than fully demolished condition, Landlord shall remove all asbestos, if any, in accordance with all then applicable legal requirements from that portion of the space which is delivered in a demolished condition or which asbestos is otherwise encountered by Landlord during the performance of such demolition. In addition, provided that any such Additional Premises Space shall be delivered by Landlord to Tenant fully demolished, Landlord shall (x) deliver to Tenant a Form ACP-5 certifying that such Additional Premises Space is free of asbestos and (y) be deemed to have represented to Tenant that, as of the delivery date, there are no hazardous substances ("Hazardous Substances") located in such Additional Premises Spaces within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq. (as then in effect) ("CERCLA").

                        (v) Scraping, patching and leveling of all floors (i.e., commonly called "flash patching").

                        (vi) Scraping and patching of all walls.

                        (vii) Provide to each Additional Premises Space the mechanical, electrical, heating, ventilating and air-conditioning, elevator, plumbing, sanitary, life safety and other utility and service systems of the Building and the distribution systems servicing the Additional Premises Space by which such systems of the Building are distributed from the base Building risers, feeders, panelboards, etc. for provision of such services to each Additional Premises Space in accordance with the Building standard, all as same shall then exist (it being understood that Landlord shall have no obligation to extend or redistribute any such systems and that Tenant shall be responsible for any hook-ups required in connection therewith).

            With respect to each Additional Premises Space, Tenant shall, at Tenant's cost and expense, install submeters to measure Tenant's electricity consumption in accordance with Section 13 of this Seventeenth Amendment.

                  (e) With respect to any initial Alterations to the Additional Premises Spaces performed by Tenant to prepare the same for Tenant's occupancy, Landlord shall not charge Tenant for the cost to review any plans and details of Tenant's work or for any inspections, supervision or coordination that Landlord deems necessary.

                  (f) Landlord represents that the dates shown on Schedule 1, parts 1-A and 1-B, are accurate as of the date hereof, and that all other information set forth on said Schedule is reasonably accurate.

                  (g) Landlord shall have no liability for the failure or refusal of the prior tenant or occupant to deliver possession of any Additional Premises Space on the expiration of its lease therefor, and Tenant shall be entitled as its sole and exclusive remedy against Landlord (waiving any right to rescind which Tenant might otherwise have under Section 223-a of the New York Real Property Law or any other law of like import now or hereafter in effect) to complete abatement of rent and all other obligations of Tenant under the Lease, as amended by this Seventeenth Amendment, for such Additional Premises Space by reason of such failure or refusal until Landlord shall deliver possession thereof to Tenant, and the term of the leasing of any Additional Premises Space shall not be extended thereby. Landlord shall take reasonable steps to endeavor promptly to obtain possession thereof, including the prompt commencement and diligent prosecution of summary dispossess proceedings to enforce Landlord's right to obtain possession thereof. If Landlord has not delivered possession thereof within five (5) months of the date of expiration of the prior tenant's and/or occupant's right thereto, Tenant may, as its sole and exclusive remedy against Landlord, in addition to the abatement referred to above, cancel only the leasing of such Additional Premises Space on thirty (30) days notice, effective only if such possession remains undelivered at the expiration of such thirty (30) days. Notwithstanding the foregoing, upon written notice to Landlord, Tenant shall have the right, in its own name or in Landlord's name, at Tenant's sole cost and expense, to commence and prosecute summary dispossess proceedings against any such holdover tenant or occupant, and at Tenant's request, Landlord shall assign to Tenant Landlord's right to obtain possession of such Additional Premises Space and Tenant shall in good faith seek to obtain possession as rapidly as is feasible. In such event, (i) Landlord shall cooperate with Tenant in all respects in Tenant's proceedings brought to obtain possession of such Additional Premises Space and Tenant shall keep Landlord advised with respect thereto, and the abatement of rent for such Additional Premises Space shall cease upon the date which is sixty
(60) days after the date of commencement of Tenant's proceedings and (ii) if Tenant proceeds in Landlord's name, then Tenant agrees and hereby does indemnify Landlord against all third-party, out-of-pocket legal expenses which may be incurred by Landlord as well as any damages and costs which may be finally assessed against Landlord in or as a result of such proceedings. If Tenant has not obtained possession thereof within (5) months of the date of the commencement of Tenant's proceedings, as its sole and exclusive remedy against Landlord, Tenant may cancel only the leasing of such Additional Premises Space on thirty (30) days notice, effective only if such possession remains undelivered at the expiration of such thirty (30) days, and in that event the obligations of Tenant under this Lease in respect of such Additional Premises Space only shall cease from and after the expiration of said thirty (30) days. Nothing herein contained shall be deemed to be a waiver of any right Tenant may have against a holdover tenant or occupant in such Additional Premises Space for damages suffered by Tenant based upon the holding over or retention of possession of such Additional Premises Space by such holdover tenant or occupant. Landlord hereby covenants that it shall not, without Tenant's prior written consent, (i) modify any existing lease with respect to any Additional Premises Space in any manner that will affect the right of Tenant to occupy any such Additional Premises Space as of the respective Additional Premises Space Effective Date set forth on Schedule 1, parts 1-A and 1-B, or (ii) enter into any new lease with respect to any such Additional Premises Space. Notwithstanding anything to the contrary contained herein, to the extent that any existing tenant in any Additional Premises Space actually pays to Landlord after the Additional Premises Space Effective Date applicable to such space an amount in excess of the fixed minimum rent and all additional rent payable under the Lease, as modified by this Seventeenth Amendment (computed at the rate per square foot payable by Tenant thereunder), as a result of such tenant continuing to occupy such space after the applicable Additional Premises Space Effective Date, Tenant shall be entitled to a rent credit equal to the amount of such excess payment less an amount equal to all of Landlord's legal costs and expenses incurred by Landlord in attempting to secure possession of such Additional Premises Space. Such credit shall be available to Tenant and shall be applied against the next ensuing installments of fixed minimum rent payable by Tenant following delivery of possession of such Additional Premises Space to Tenant and, further, only if Tenant shall not have cancelled the leasing of such Additional Premises Space as hereinbefore provided in this Section (g).

                  (h) Promptly following the Additional Premises Space Effective Date for each space, Landlord and Tenant agree to execute an agreement in form and substance reasonably satisfactory to both Landlord and Tenant setting forth the Additional Premises Space Effective Date with respect to each such Additional Premises Space, provided the failure of the parties to do so shall not affect their respective rights and obligations under the Lease, as modified by this Seventeenth Amendment.

            B. (a) Annexed hereto as part of Schedule 1 is part 1-B showing (i) spaces leased to certain tenants in the Building as of the date hereof, whose leases expire within the Term and the expiration dates thereof (and any options or rights of first refusal or other similar rights which affect such spaces in effect as of the date hereof [any such rights as they apply to each such space, being herein referred to as the "Existing Option Rights"]), (ii) as to each such space, the Additional Premises Space Square Footage and the Additional Premises Space Percentage and (iii) the last date upon which Tenant may exercise its option for each such space (the "Last Additional Premises Space Notice Date"), as to which spaces Landlord, subject to the conditions and limitations hereafter stipulated, hereby grants to Tenant the option to add to the Leased Premises for all purposes of the Lease, as modified by this Seventeenth Amendment, to commence on the date following the present tenant's lease expiration date, subject to the provisions of Subsection 6.A(d) of this Seventeenth Amendment (requiring Landlord to perform certain construction and improvement items as a pre-condition to the delivery of any Additional Premises Space) and Section 6.A.(g) of this Seventeenth Amendment (regarding the removal of the prior tenant or occupant) which are made applicable to the delivery of such space as hereinafter provided in Section 6.B(c) of this Seventeenth Amendment, for the then balance of the Term.

                  (b) Tenant shall have the right from time-to-time to exercise the option to lease the spaces shown on part 1-B of Schedule 1 by giving to Landlord written notice of such exercise on or before the Last Additional Premises Space Notice Date for the applicable space as set forth on said schedule. In the event that Tenant shall fail to exercise the option as to any Additional Premises Spaces on or before the Last Additional Premises Space Notice Date for the applicable space (time being of the essence as to any such date), Landlord shall have the right to lease such space to any other proposed tenant for any term whatsoever or otherwise deal with such space as Landlord sees fit, and Tenant shall be deemed irrevocably to have waived its right to any such Additional Premises Space. In the event that Tenant has timely notified Landlord in writing that it elects to add to the Leased Premises any Additional Premises Space shown on part 1-B of Schedule 1 and provided same becomes available for direct leasing (i.e., a lease of such space expires or is terminated and such space is not leased again by virtue of any Existing Option Rights but not on any other basis), and, further, provided the Lease, as modified by this Seventeenth Amendment, shall be in full force and effect and that Tenant shall not be in default under the Lease, as modified by this Seventeenth Amendment, beyond any applicable notice or grace period with respect to any monetary (i.e., the payment of fixed minimum rent or additional rent) or material non-monetary covenants, as of the date of Tenant's exercise of the option (which condition regarding default may be waived by Landlord in its sole discretion), then effective as of the Additional Premises Space Effective Date, such Additional Premises Space shall be added to the Leased Premises for all purposes of the Lease, as modified by this Seventeenth Amendment, for the then balance of the Term. In the event that any such space is leased to another tenant by virtue of any Existing Option Rights, then such space shall be deemed stricken from the Lease, as modified by this Seventeenth Amendment, and Tenant shall have no further rights or obligations with respect to such space.

                  (c) If any such Additional Premises Space shall be added to the Leased Premises, all of the terms and conditions of Section 6.A.(b) through
(i) inclusive of this Seventeenth Amendment shall apply thereto, except that, notwithstanding anything to the contrary contained in Section 6.A.(c) (ii) of this Seventeenth Amendment, the annual fixed rent payable by Tenant for each such Additional Premises Space shall be equal to the fair market rental value (the "Additional Premises Space

FMRV") of each such Additional Premises Space prevailing as of the applicable Additional Premises Space Effective Date, taking into consideration all relevant factors, including the rental Landlord is then commanding or requiring or accepting for comparable space in the Building (or, if there is then no comparable space in the Building, taking into consideration the quality of non-comparable space in the Building relative to such Additional Premises Space), the provisions of Section 6.A.(c) of this Seventeenth Amendment, that the space shall be in an "as is" condition (except as is otherwise expressly provided for in Section 6.A.(d) of this Seventeenth Amendment), that there shall be no interruption in the rental stream for lease-up time or construction time (except as is otherwise expressly provided for in Section 6.A.(d) of this Seventeenth Amendment) and that there shall be no rental concessions or other lease procurement costs. The Additional Premises Space FMRV shall be determined in accordance with the procedure specified in Section 8 of this Seventeenth Amendment otherwise applicable to a determination of the fair market rental value for the Leased Premises following Tenant's exercise of Tenant's extension option therein contained.

                  (d) In the event that the annual fixed minimum rent for any such Additional Premises Space shall not have been determined prior to the applicable Additional Premises Space Effective Date, then the annual fixed minimum rent for any such Additional Premises Space to be paid by Tenant to Landlord until such determination has been made shall be the annual fixed minimum rent for the Leased Premises (on a per square foot basis) immediately preceding the applicable Additional Premises Space Effective Date, including all escalations or additional rent payable under the Lease, as modified of this Seventeenth Amendment. After such determination of the annual fixed minimum rent for the applicable Additional Premises Space has been made, any excess rental for any such Additional Premises Space theretofore paid by Tenant to Landlord, shall be credited by Landlord against the next ensuing monthly installments of annual fixed minimum rent payable by Tenant to Landlord, and any deficiency in annual fixed minimum rent due from Tenant to Landlord attributable to such Additional Premises Space shall be paid promptly and in no event later than twenty (20) days after such determination.

                  (e) Promptly after the annual fixed minimum rent for any such Additional Premises Space shall have been determined, Landlord and Tenant shall execute and deliver an agreement (i) incorporating any such Additional Premises Space into the definition of the Leased Premises, (ii) setting forth the annual fixed minimum rent for any such Additional Premises Space and (iii) effectuating the provisions of Section 6.A.(c) of this Seventeenth Amendment. The failure of the parties to enter into such an agreement shall not affect their respective rights and obligations hereunder.

            7. Additional Construction and Improvement Items. Landlord and Tenant agree with respect to the additional construction and improvement items set forth below as follows (all of which shall be in compliance with applicable laws, ordinances, statutes, rules and regulations of all governmental authorities having jurisdiction thereof, of a first-class quality and performed with reasonable diligence in a good and workmanlike manner within the time provided for below but without any obligation whatsoever for Landlord or Tenant to incur any overtime charges and subject to any Unavoidable Delay):

                  (a) Elevators: (i) By the date which shall be thirty (36) months after the date hereof (the "Elevator Work

Completion Date"), Landlord shall, at Landlord's cost and expense, modify the elevators and perform other work determined by Landlord in consultation with Landlord's elevator consultant, Jenkins & Huntington, Inc., to upgrade the elevator system servicing the Leased Premises (the "Elevator Work") (Landlord reserving the right to select another first quality, independent consultant from time to time); provided, however, that the Elevator Work Completion Date shall be extended by the actual number of days that Landlord shall have been delayed in completing the Elevator Work on account of any Unavoidable Delays, including, without limitation, the failure of the vendor(s) of the initial components necessary for Landlord to commence the performance of the Elevator Work to manufacture, have components on hand, fabricate or to ship the same (Landlord agreeing to take commercially reasonable measures to mitigate the effect of the same), but in no event shall the Elevator Work Completion Date be extended beyond the date which shall be ninety (90) weeks from the date of the initial delivery to Landlord of such components (subject to any Unavoidable Delays). Landlord shall advise Tenant as to the scope of the Elevator Work promptly following the development thereof by Landlord and Landlord's elevator consultant and thereafter shall advise Tenant of changes, if any, in the scope thereof. Following the execution and delivery hereof by Landlord and Tenant, Landlord agrees to proceed with reasonable diligence to complete the development of the scope of the Elevator Work and promptly thereafter to order the components necessary for Landlord to commence the performance of the Elevator Work. Landlord shall commence the performance of the Elevator Work on or before the date which shall be three (3) months after the date hereof (the "Elevator Work Commencement Date"); provided, however, that the Elevator Work Commencement Date shall be extended by the actual number of days that Landlord shall have been delayed in commencing the performance of the

Elevator Work on account of any Unavoidable Delays, including, without limitation, the failure of the vendor(s) of such components to manufacture, have the components on hand, to fabricate or to ship the same) (Landlord agreeing to take commercially reasonable measures to mitigate the effect of the same). Landlord and/or at Landlord's election, Landlord's elevator consultant, shall make itself or themselves, as the case may be, reasonably available, to meet with Tenant to review and consider any suggestions made by Tenant in connection with the scope and performance of the Elevator Work, but Landlord shall not be obligated to incorporate any such suggestions into the scope of the Elevator Work or the performance thereof or to modify the same or to delay the performance of the Elevator Work in any manner whatsoever to enable Landlord or its elevator consultant to review and consider any such proposals. In the event that the cost to Landlord of making its elevator consultant available to meet with Tenant shall increase the cost of Landlord's contract with its elevator consultant, then Tenant shall reimburse Landlord for such increased cost within fifteen (15) days after written demand therefor (together with reasonably detailed back-up and invoices). Landlord represents that Landlord's current contract with Landlord's elevator consultant provides (and any future contract with any other consultant will provide) for consultations with such consultant as are customary in comparable contracts. The Elevator Work shall be performed by Landlord on an elevator by elevator basis, one elevator at a time so that the performance of the Elevator Work shall interfere as little as possible with Tenant's operations. Tenant acknowledges that the performance of the Elevator Work by Landlord shall result in a reduction of the elevator service provided by Landlord during the period in which Landlord shall be performing the Elevator Work. Tenant further acknowledges that, except as is otherwise expressly set forth in Section 22.02 B of the Lease, as modified by this Seventeenth Amendment, other than as a result of any reduction of elevator service attributable to or otherwise occurring in connection with any elevator programming or other work which under good practice requires taking one or more elevators out of service to perform the work as to which such Section shall not apply, Tenant shall not be entitled to any diminution or abatement of rent or other compensation, nor shall the Lease, as amended by this Seventeenth Amendment, or any of the obligations of Tenant, be affected or reduced by reason of any inconvenience or annoyance or reduction of elevator service or otherwise arising from the performance of the Elevator Work; provided, however, that Landlord and Tenant shall cooperate with each other so as not to unreasonably interfere with Tenant's or any other tenant's occupancy or Landlord's performance of the Elevator Work. Subject to the provisions of the next succeeding sentence, Landlord shall spend not less than $1,000,000 (the "Minimum Elevator Work Amount") on the Elevator Work (including for this purpose all so-called "hard" and "soft" costs incurred in connection with performing the Elevator Work). In the event that Landlord shall spend less than the Minimum Elevator Work Amount, then an amount equal to fifty percent (50%) of the difference between the Minimum Elevator Work Amount and the amount actually spent shall be credited against the annual fixed minimum rent in equal monthly installments spread over the then remaining portion of the Term which precedes the Further Extended Term Expiration Date. Such credit shall commence on the first day of the month following the month in which the Elevator Work shall have been completed. Promptly following the completion of the Elevator Work, Landlord shall furnish Tenant with a statement of the entire amount spent by Landlord to complete the Elevator Work (together with reasonably detailed back-up and invoices).

                        (ii) By the date which shall be thirty (30) days after the date hereof (the date on which Landlord first provides the "Elevator Technician" (as hereinafter defined), the "Elevator Technician Start Date"), Landlord shall provide an elevator technician (the "Elevator Technician"), who shall be based at the Building, for overtime elevator service on Mondays through Fridays, holidays excepted, during the hours of 6:00 p.m. and 8.00 p.m. During the period commencing on the Elevator Technician Start Date and for the balance of the Term, Tenant shall reimburse Landlord for the cost of the Elevator Technician at the agreed upon amount of $40,000 per annum (which amount shall be prorated for the period commencing on the Elevator Technician Start Date and ending on December 31, 1997 or for any other period if appropriate), which amount shall be payable by Tenant in equal monthly installments in advance together with each payment of annual fixed minimum rent payable under Section
3.01 of the Lease, as amended by this Seventeenth Amendment; provided, however, that Tenant shall have the right at any time during the Term, upon not less than fifteen (15) days prior written notice to Landlord, to elect not to bear the cost of the Elevator Technician, in which event Landlord shall not be obligated to provide the same and, provided, further, that once discontinued, Tenant shall have the one time right, upon not less than fifteen (15) days prior written notice to Landlord, to elect to require Landlord to reinstate the Elevator Technician for a period of not less than one (1) year and to bear the cost therefor as aforesaid and thereafter, upon not less than fifteen (15) days prior written notice to Landlord, to elect not to bear the cost of the Elevator Technician, and if Tenant so elects, Landlord shall not be obligated to provide the same, which final election by Tenant once made shall be irrevocable.

                        (iii) Tenant shall have the right at any time during the Term, but one (1) time only, to request that Landlord open a so-called "cross-over floor" for elevator passenger purposes, which shall be exercisable by delivering a written notice to Landlord specifying the floor from among floors 2 through 14 then constituting the Leased Premises to serve as the cross-over floor. Promptly following Tenant's designation of the cross-over floor, Landlord, at Landlord's sole cost and expense, shall take the steps necessary and shall perform all elevator-related work required to create the cross-over floor (such as opening up shafts, if any, but not the cost of any redecoration or restoration of the Leased Premises necessitated by the creation of the cross-over floor such as the removal and relocation of any interior bathroom, all of which shall be performed by Tenant, at Tenant's sole cost and expense, in accordance with applicable provisions of the Lease, as modified by this Seventeenth Amendment), the completion of which work by Landlord shall be pursued with reasonable diligence. The last two (2) sentences of clause (i) above shall apply to the creation of the cross-over floor. If Tenant shall elect to have Landlord create a cross-over floor and for so long as the cross-over floor shall exist, Tenant acknowledges and agrees that Landlord shall have the right to designate three (3) of the six (6) elevators in the elevator bank serving the tower portion of the Building (i.e., floors 15 and above) to service Tenant and three (3) of the six (6) elevators to service other tenants and occupants in the Building using that elevator bank; provided, however, that, if Tenant adds to the Leased Premises an additional three (3) full floors or more pursuant to Tenant's rights under Section 6. B of this Seventeenth Amendment, then Landlord shall designate an additional elevator in the elevator bank servicing the tower portion of the Building to service Tenant (which may in Landlord's discretion be the freight elevator, in which event other tenants, and occupants shall only have the right to use same for freight purposes during the period of such designation). If after Landlord shall have created the cross-over floor, Tenant shall reduce its occupancy of the tower portion of the Building (i.e., floors 15 and above) by eliminating from the Leased Premises all or portions thereof pursuant to Tenant's right to eliminate portions of the Leased Premises under Section 8 of this Seventeenth Amendment (regarding Tenant's extension option) such that, in the reasonable opinion of Landlord's then elevator consultant, a cross-over floor is no longer appropriate taking into account the needs of all tenants (including Tenant) occupying such tower portion, then, upon thirty (30) days' prior written notice to Tenant, Landlord, at Landlord's sole cost and expense, shall have the right to eliminate the cross-over floor and to perform all such work as shall be necessary to do so; provided, however, that under no circumstances shall such right in Landlord be triggered so long as Tenant exercises Tenant's extension option and extends as to at least 138,428 rentable square feet of space in the tower portion of the Building (i.e., floors 15 and above). The second sentence of this clause (iii) shall apply to the elimination of the cross-over floor. If after Landlord shall have designated an additional elevator in the elevator bank serving the tower portion of the Building to service Tenant, Tenant shall reduce its occupancy of the tower portion of the Building such that, in the reasonable opinion of Landlord's then elevator consultant, such additional designated elevator is no longer appropriate taking into account the needs of all tenants (including Tenant) occupying such tower portion, then, upon thirty (30) days' prior written notice to Tenant, Landlord shall have the right to eliminate such additional designated elevator as servicing Tenant; provided, however, that under no circumstances shall such right in Landlord be triggered so long as Tenant shall occupy at least 174,428 rentable square feet of space in the tower portion of the Building (i.e., floors 15 and above). In each of the cases where Landlord has a right to eliminate the cross-over floor or to eliminate the designation of an additional elevator, Landlord shall notify Tenant in writing within one hundred twenty (120) days after the occurrence of the event which gives rise to Landlord's elimination right of whether or not Landlord elects to eliminate the cross-over floor or the designation of an additional elevator, as the case may be. If Landlord fails to so notify Tenant within such 120-day period, then Tenant shall have the right at any time prior to Landlord's giving such a written notice to Tenant to give Landlord a reminder notice stating that Landlord's failure to respond and advise Tenant whether or not Landlord elects to exercise the right in question within ten (10) business days of receipt of Tenant's notice shall be and be deemed to be Landlord's election not to exercise the right in question. If Landlord fails to respond to Tenant's reminder notice within such 10-business day period, then Landlord shall be deemed to have elected not to exercise the right in question, which shall be conclusive and binding upon Landlord. Notwithstanding anything to the contrary hereinbefore provided regarding Tenant's obligation to give such a reminder notice to Landlord, Tenant shall not be required to give to Landlord such a reminder notice if Tenant shall state in writing in Tenant's notice to Landlord under Section 8 of this Seventeenth Amendment exercising Tenant's extension option therein contained the existence of Landlord's right to eliminate the cross-over floor or the designation of an additional elevator, as the case may be. If Tenant shall state in writing the existence of such right in Tenant's notice exercising Tenant's extension option, then Landlord shall notify Tenant in writing within one hundred twenty (120) days after receipt thereof whether or not Landlord elects to eliminate the cross-over floor or the designation of an additional elevator, as the case may be, failing which Landlord shall be deemed to have elected not to exercise the right in question, which shall be conclusive and binding upon Landlord.

                  (b) Cooling Tower: Tenant shall have the right at any time during the Term, but one (1) time only, to request that Landlord install on the roof of the Building, in a location selected by Landlord, a new cooling tower (which may be one (1) tower or two (2) tower(s), as designated by Tenant so long as the towers shall be contiguous to each other if Tenant elects two (2) towers) to provide condenser water for Tenant's supplemental air-conditioning installed in the Leased Premises by Tenant, such tower to be of a design, as determined by Landlord, and have a capacity of between 150 and 300 tons, as specified by Tenant in the written notice to Landlord pursuant to which Tenant requests Landlord to install the cooling tower(s)(the exact tonnage required by Tenant being referred to herein as the "Specified Tonnage"). Promptly following Tenant's notification to Landlord of its election to have Landlord install such tower(s), Landlord shall cause the same to be designed if such tower has not theretofore been designed. Landlord shall provide the Specified Tonnage of condenser water to Tenant for its supplemental air-conditioning based on 2.5 GMP per ton installed in the Leased Premises by Tenant. Tenant shall reimburse Landlord within fifteen (15) days after written demand therefor (together with reasonably detailed back-up and invoices) for the entire cost, including, without limitation, the cost of any necessary architectural or engineering services (mechanical, structural or otherwise), of permits and filing fees, of relocating any existing water tower servicing the Building and of any redecorating or restoration work required to be performed in the premises of any other tenant or occupant of the Building if necessitated by the performance of the Cooling Tower Work to contractors appearing on the "Approved Contractors List (as hereinafter defined) and the need to run the risers and other equipment required to provide for the distribution of condenser water from the cooling tower(s) through the Building to the Leased Premises, plus a sum equal to ten (10%) percent of the entire cost of such work (the "Cooling Tower Supervisory Charge") for Landlord's indirect costs, field supervision and coordination in connection therewith (the "Initial Installation Costs") to purchase and install the cooling tower and the risers and other equipment or installation required to provide for the distribution of condenser water from the cooling tower(s), including the design thereof (collectively, the "Cooling Tower Work"); provided, however, that if Landlord engages a general contractor to perform the Cooling Tower Work (as opposed to Landlord engaging subcontractors to perform the Cooling Tower Work), then Landlord shall not be entitled to receive the Cooling Tower Supervisory Charge and, provided, further, that if Landlord engages a construction manager in connection with the performance of the Cooling Tower Work, then the cost of such construction manager shall be paid by Landlord out of the Cooling Tower Supervisory Charge (it being the intention of the parties that Tenant shall pay only one supervisory charge in connection with the Cooling Tower Work). Landlord shall be entitled to render invoices from time to time during the performance of the Cooling Tower Work, but not more often than one (1) time in any thirty (30) day period. Landlord shall bid out the Cooling Tower Work and shall review all bids with Tenant and Tenant's designated consultant. Landlord shall accept the best bid from among the various bids submitted by each of the trade groups to the extent that bids have been solicited from trades with more than one (1) contractor appearing on the Approved Contractors List. If Landlord and Tenant shall be unable to agree upon the best bid in any instance, then either Landlord or Tenant shall have the right to submit the dispute to arbitration in accordance with the provisions of
Section 26.02 of the Lease, as modified by this Seventeenth Amendment. In addition, Tenant shall compensate Landlord for Landlord's supplemental air-conditioning water charges, which shall be based upon the increase in actual operating expense for utilities and labor relating to such supplemental air-conditioning use, including any maintenance or repair expense (the "Use and Maintenance Costs"), which Use and Maintenance Costs shall be paid by Tenant within fifteen (15) days after written demand therefor (together with reasonably detailed back-up and invoices). Landlord and Tenant agree that the cost to Tenant to design the cooling tower and the risers and other equipment or installation shall not exceed $40,500, unless any modifications to or further design work is required by reason of Tenant's specification of the required tonnage and/or other modifications. Prior to actually performing any of the Cooling Tower Work required to install the cooling tower(s) and the risers and other equipment or installation, Landlord or Landlord's agent shall inform Tenant of the other Initial Installation Costs and shall provide to Tenant plans and specifications covering the Cooling Tower Work and a written statement from the contractor(s) which shall perform the Cooling Tower Work containing a reasonably detailed estimate of such other Initial Installation Costs. Landlord shall perform the Cooling Tower Work only if Tenant's designated consultant approves in writing of such plans and specifications and Tenant approves in writing of such other Initial Installation Costs within twenty (20) days from Landlord's delivery thereof. Tenant shall designate in a writing furnished to Landlord Sail Van Nostrand or another reputable consultant for the purposes of providing consulting services to Tenant in connection with such cooling tower(s). Tenant shall not be required to pay any tap-in charges to Landlord to connect to the cooling tower(s) and the condenser water system and Tenant, at its sole cost and expense, shall cause any such tap-ins to be performed in accordance with the applicable provisions of the Lease, as modified by this Seventeenth Amendment. Once Tenant has approved in writing of such other Initial Installation Costs, Landlord shall not make any changes or modifications to the Cooling Tower Work, without the prior written consent of Tenant, other than de minimus changes and those determined by Landlord in the exercise of its reasonable judgment to be necessary or required by good construction practices, the circumstances resulting from so-called concealed conditions, legal requirements (i.e., all applicable laws, ordinances, statutes, rules and regulations of all authorities having jurisdiction thereof [including, without limitation, all building codes and zoning regulations and ordinances]) and insurance requirements (i.e., all requirements of any insurance policy covering or applicable to the Building or use thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations, recommendations and other requirements of the New York Board of Fire Underwriters or the Insurance Service Office or any other body exercising the same or similar functions and having jurisdiction of the Building); provided, however, that Landlord shall notify Tenant in writing of any such changes or modifications promptly following the occurrence of the same and, further, that, with respect to any such change or modification that would materially affect the Cooling Tower Work and/or the other Initial Installation Costs, Landlord shall not make such change or modification unless Tenant approves in writing of the same, such approval not to be unreasonably withheld by Tenant, and Tenant's response in all events shall be required within five (5) business days following Landlord's written notification to Tenant (failing which response Tenant shall be deemed to have approved the same). Tenant shall reimburse Landlord within fifteen (15) days after written demand for the costs of any such changes or modifications (together with reasonably detailed back-up and invoices). If the installation of the cooling tower, risers and other equipment or installation shall result in an increase in real estate taxes and special assessments applicable to the Land and Building and its appurtenances or any imposition or charge in lieu thereof (the "Increased Tax Costs") which shall be designated as such in the records of the Department of Finance of the City of New York or any successor department (the "Department of Finance"), Tenant shall be obligated to Landlord for such increase or imposition or charge and shall pay the same to Landlord in the same manner that Tenant pays for its pro-rata portion of taxes and assessments under Section 23.01.C of the Lease, as amended by this Seventeenth Amendment, provided that the same is not duplicative of any other charge or tax paid by Tenant under the Lease, as modified by this Seventeenth Amendment.

                        (ii) If Landlord shall install such a cooling tower(s) and if Tenant shall install supplemental air-conditioning in the Leased Premises which uses condenser water supplied by such cooling tower(s), then within thirty
(30) days following the completion of the installation of such supplemental air-conditioning by Tenant, Tenant shall, at Tenant's sole cost and expense, commence to cause all of Tenant's air-conditioning equipment and installation which penetrate the east wall of the Building to be removed (to the extent that the same can be effectuated from inside to Leased Premises) and the redecoration and restoration of those portions of the Leased Premises affected thereby in accordance with the applicable provisions of the Lease, as modified by this Seventeenth Amendment. Landlord, at Tenant's sole cost and expense, shall cause the removal of such portion, if any, of such equipment and installation to the extent the same must be effectuated from outside of the Building and the exterior portion of the wall (including for this purpose repairing any damage to the wall caused by such penetration and removal of such equipment and installation) to be restored to its original condition (and the same shall be completed using reasonable diligence). Thereafter, Tenant shall not be permitted to penetrate such wall, except with the prior written consent of Landlord, which Landlord may grant or withhold in its discretion; provided, however, that if Tenant shall install supplemental air-conditioning in the Leased Premises on a so-called "phased basis," then Tenant's obligation to remove any such penetrations and to redecorate and restore shall be on a phased basis commencing within thirty (30) days following the completion of any such phase (and the same shall be completed using reasonable diligence). To the extent that Tenant's supplemental air-conditioning is serviced by cooling tower(s) located on the 15th floor set-back of the Building (the "Fifteenth Floor Cooling Tower(s)") or in the basement of the Building (the "Basement Cooling Tower(s)"), Tenant shall be allowed to keep the Fifteenth Floor Cooling Tower(s) and the Basement Cooling Tower(s) throughout the Term so long as the same continue to be used by Tenant to service Tenant's supplemental air-conditioning and Tenant, at Tenant's sole cost and expense, shall be obligated to maintain and repair the Fifteenth Floor Cooling Tower(s) and the Basement Cooling Tower(s). If Landlord shall install such a cooling tower(s), then at such time as the Fifteenth Floor Cooling Tower(s) and/or the Basement Cooling Tower(s) shall no longer service Tenant's supplemental air-conditioning, Tenant, at Tenant's sole cost and expense shall, at the written request of Landlord, cause the same to be removed and shall repair any damage caused thereby and shall restore the area of the set-back and/or the basement, as the case may be, affected thereby to its original condition (and the same shall be completed using reasonable diligence).

                        (iii) If during the Term, the cooling tower(s) shall require any maintenance or repair, and if Tenant shall be unable to contact Landlord's management representative in charge of the Building (or otherwise contact Landlord) after having made a good faith attempt to do so, Landlord agrees that Tenant shall have a right to use a contractor from the Approved Contractors List to perform such maintenance or repair. Landlord represents that the cooling tower(s) under ordinary circumstances will not require the presence of a mechanic, engineer or other personnel on a twenty-four (24) hour or over-time basis as a matter of course.

                        (iv) Landlord represents that, as of the date hereof, to its actual knowledge, there is no asbestos located in the rooftop area available for such cooling tower(s). In the event of a breach of the foregoing representation, Landlord, at Landlord's sole cost and expense, shall remove all asbestos from such areas in accordance with all then applicable legal requirements.

                  (c) Repainting: Between the date hereof and June 30, 2005, Tenant shall, at Tenant's cost and expense, repaint substantially the entire Leased Premises.

                  (d) Tenant acknowledges that, except as is expressly set forth in this Seventeenth Amendment, Landlord shall have no obligation to make any changes, improvements or alterations to the Leased Premises or the Building, nor to contribute any monies to Tenant or to grant any rental concessions or other lease procurement costs as a result of entering into this Seventeenth Amendment or otherwise; provided, however, that the foregoing shall not impair, abrogate or otherwise diminish Landlord's other obligations as are expressly set forth elsewhere in the Lease, as modified by this Seventeenth Amendment.

            8. Tenant's Extension Option. (a) Provided the Lease, as modified by this Seventeenth Amendment, shall then be in full force and effect and Tenant shall not be in default thereunder beyond any applicable notice or grace period with respect to any monetary (i.e., the payment of fixed minimum rent or additional rent) or material non-monetary covenants of the Lease, as modified by this Seventeenth Amendment, as of the date of Tenant's exercise of the extension option described herein (which condition regarding default may be waived by Landlord in its sole discretion), Tenant shall have the right, at its option, to extend the Term for a single five (5) year period (the "New Extension Term"), subject to the conditions and limitations hereafter stipulated. The New Extension Term shall commence on the day immediately following the Further Extended Term Expiration Date and shall expire on the day prior to the fifth
(5th) anniversary of such date unless the New Extension Term shall sooner end pursuant to any of the covenants, conditions or agreements of the Lease, as modified by this Seventeenth Amendment, or pursuant to law. Tenant shall give Landlord written notice of Tenant's exercise of such option on or before the date which is twenty-four (24) months prior to the Further Extended Term Expiration Date (the date which is 24 months prior to the Further Extended Term Expiration Date being hereinafter referred to as the "New Extension Exercise Date"), the time of exercise being of the essence, and upon the giving of such notice, the Lease, as modified by this Seventeenth Amendment, and the Term shall be extended without execution or delivery of any other or further documents, with the same force and effect as if the New Extension Term had originally been included in the Term and the expiration date shall thereupon be deemed to be the last day of the New Extension Term. Tenant shall have the right to extend for any or all of the Leased Premises (inclusive of the Basement Space) existing as of the New Extension Exercise Date (the "Premises Under Lease as of the New Extension Exercise Date"), provided that (i) Tenant (including for this purpose any affiliate of Tenant permitted to occupy all or any portion of the Leased Premises in accordance with the terms of the Lease, as modified by this Seventeenth Amendment, but exclusive of any Basement Space and any space under sublease by or to Tenant) shall as of the New Extension Exercise Date physically occupy not less than seventy-five percent (75%) of the aggregate of the Leased Premises as to which the Lease, as modified by this Seventeenth Amendment, is being extended and Tenant shall elect to extend the Term with respect to not less than seventy-five percent (75%) of the aggregate of the Premises Under Lease as of the New Extension Exercise Date (which for purposes of computing the 75% threshold shall not include any Basement Space in either the numerator or the denominator) and (ii) Tenant may not elect to extend the Term with respect to any space being under sublet by Tenant (unless Landlord, if Landlord shall be entitled to, and actually shall be receiving as additional rent the "profit," if any, on any such subletting as is provided for in Section 11.03.C(2)(b) of the Lease, as modified by this Seventeenth Amendment), and (iii) such space as to which Tenant elects to extend the Term, (x) shall include all space on floors 2 through 12 then comprising a part of the Premises Under Lease as of the New Extension Exercise Date, (y) shall be full floors to the extent that any of the Premises Under Lease as of the New Extension Exercise Date shall be a full floor and all of the space on any floor that is part of the Premises Under Lease as of the New Extension Exercise Date that is not a full floor and (z) all of the spaces leased by Tenant (other than the Basement

Space) shall be contiguous to one another to the extent they are contiguous in the Premises Under Lease as of the New Extension Exercise Date (by way of example, Tenant may not lease the 36th and 38th floors without also leasing the 37th floor). Tenant's written notice of its exercise of Tenant's option shall specify the spaces as to which Tenant elects to extend the Term; provided, however, that as long as Tenant shall have extended the Term and actually ultimately extends as to not less than 245,850 rentable square feet of space after giving effect to the option contained immediately below, Tenant shall have the option to give Landlord a written notice of Tenant's election to reduce the space as to which Tenant elects to extend the Term by eliminating either one (1) or two (2) full floors (and with respect to full floors only) on or before the date which is six (6) months after the New Extension Exercise Date, the time of exercise being of the essence, and upon the giving of such notice, such space shall, automatically and without more, be eliminated from the space covered by the New Extension Term and without any other effect whatsoever on the exercise by Tenant of its option to extend the Term, provided, however, further, that such option to eliminate either one (1) or two (2) full floors shall be expressly conditioned upon the remaining space as to which the Term shall have been extended satisfying all of the conditions of clauses (ii) and (iii) of the immediately preceding sentence. All of the covenants, conditions and agreements of the Lease, as amended by this Seventeenth Amendment, shall continue in full force and effect during the New Extension Term, including items of additional rent and escalation which shall remain payable on the terms herein set forth, except that (i) the annual fixed minimum rent specified in Section 3.01 of the Lease, as modified by this Seventeenth Amendment, shall be as determined in accordance with subsection (b) of this Section 8, (ii) Landlord shall have no obligation to make any changes, improvements or alterations to the Leased Premises and/or the Building, nor to contribute any monies to Tenant in connection therewith (provided, however, that the foregoing shall not impair, abrogate or otherwise diminish Landlord's other obligations as are expressly set forth elsewhere in the Lease, as modified by this Seventeenth Amendment), nor to grant any rental concessions or other lease procurement costs and (iii) Tenant shall have no further right to extend the Term pursuant to this
Section 8 or otherwise.

                  (b) The annual fixed minimum rent payable by Tenant for the Leased Premises during the New Extension Term shall be the fair market rental value of the Leased Premises prevailing six (6) months prior to the New Extension Exercise Date, taking into consideration all relevant factors, including, the rental which Landlord is then commanding or requiring or accepting for comparable space in the Building (or, if there is then no comparable space in the Building, taking into consideration the quality of non-comparable space in the Building relative to the Leased Premises), that the Leased Premises shall be in an "as is" condition, that there shall be no interruption in the rental stream for lease-up time or construction time, and that there shall be no rental concessions or other lease procurement costs (fair market rental value taking into account the foregoing being hereinafter referred to as the "FMRV"). The FMRV shall be determined in accordance with the following procedure:

            (i) Immediately after the exercise by Tenant of its option under subsection (a) above, Landlord and Tenant shall endeavor in good faith to agree upon the FMRV. In the event Landlord and Tenant cannot reach agreement within sixty (60) business days after the date of Tenant's notice of exercise of its option, Landlord and Tenant shall within thirty (30) days after the expiration of such 60-business day period each select a reputable, qualified, independent licensed real estate broker having an office in New York County and who has at least ten
      (10) years prior experience in commercial real estate involving comparable class A office buildings and who is familiar with the rentals then being charged in the Building and in comparable class A office buildings (respectively, "Landlord's Broker" and "Tenant's Broker") who shall confer promptly after their selection by Landlord and Tenant and shall endeavor in good faith to agree upon the FMRV. If either Landlord or Tenant shall fail to select a broker, the party which shall have selected a broker (the "Selecting Party") shall have the right to give a reminder notice to the party which shall have failed to make a selection stating that, unless such a broker shall be selected within fifteen (15) days thereafter, then the broker which shall have been selected by the Selecting Party shall determine the FMRV. If such failure shall continue for such 15-day period following the giving of the reminder notice, then the broker who shall have been selected by the Selecting Party shall determine the FMRV and shall submit his determination in writing to Landlord and Tenant within sixty (60) days thereafter, which shall be binding upon Landlord and Tenant. If both Landlord and Tenant shall select a broker and if Landlord's Broker and Tenant's Broker cannot reach agreement within sixty
      (60) days after the date of their selection, then within fifteen (15) days thereafter, Landlord's Broker and Tenant's Broker shall designate a third reputable, qualified independent person in the real estate business (who may or may not be a broker) having an office in New York County and who has at least ten (10) years prior experience in commercial real estate involving comparable class A office buildings and who is familiar with the rentals then being charged in the Building and in comparable class A office buildings (the "Independent Real Estate Person"). Upon the failure of Landlord's Broker and Tenant's Broker to agree upon the designation of the Independent Real Estate Person under this clause (i) or under clause
      (ii) below, then the Independent Real Estate Person shall be appointed by a Justice of the Supreme Court of the State of New York, or by any other court in New York County having jurisdiction and exercising functions similar to those exercised by the Supreme Court of the State of New York upon ten (10) days notice from either Landlord or Tenant. Concurrently with the appointment of the Independent Real Estate Person, Landlord's Broker and Tenant's Broker shall each submit a letter to the Independent Real Estate Person, with a copy to Landlord and Tenant, setting forth such broker's determination of the FMRV (respectively, "Landlord's Broker's Letter" and "Tenant's Broker's Letter"). If either Landlord's Broker or Tenant's Broker shall fail to submit a letter to the Independent Real Estate Person, the party whose broker shall have so submitted a broker's letter (the "Submitting Party") shall have the right to give a reminder notice to the party whose broker shall have failed to submit its determination stating that, unless such broker shall submit a letter to the Independent Real Estate Person within fifteen (15) days thereafter setting forth its determination, then the FMRV shall not be determined by the Independent Real Estate Person, and the FMRV shall be the FMRV set forth in the letter submitted to the Independent Real Estate Person by the Submitting Party's broker. If such failure shall continue for such 15-day period following the giving of the reminder notice, then the FMRV shall be the FMRV set forth in the letter submitted to the Independent Real Estate Person by the Submitting Party's broker, which shall be binding upon Landlord and Tenant.

            (ii) In the event the FMRV set forth in Landlord's Broker's Letter and Tenant's Broker's Letter shall differ by less than $2.50 per square foot per annum on the average (rounded to the nearest one cent) for each year during the New Extension Term, then the FMRV shall not be determined by the Independent Real Estate Person, and the FMRV shall be the average of the FMRV set forth in Landlord's Broker's Letter and Tenant's Broker's Letter. In the event the FMRV set forth in Landlord's Broker's Letter and Tenant's Broker's Letter shall differ by more than $2.49 on the average (rounded to the nearest one cent) per square foot per annum for any year during the New Extension Term, the Independent Real Estate Person shall conduct such investigations and hearings as he may deem appropriate and shall, within sixty (60) days after the date of his designation, choose either the rental set forth in Landlord's Broker's Letter or Tenant's Broker's Letter to be the FMRV during the New Extension Term and such choice shall be binding upon Landlord and Tenant. If the Independent Real Estate Person shall fail to make such a choice within such 60-day period, then either Landlord or Tenant shall have the right to seek the appointment of a new Independent Real Estate Person under clause (i) above to make the determination, and if either Landlord or Tenant shall give the other party written notice to such effect within five (5) business days after the expiration of such 60-day period, then the new Independent Real Estate Person shall make the determination of the FMRV in accordance with the provisions of this clause (ii), and the foregoing provisions shall apply to the new Independent Real Estate Person. Landlord and Tenant shall each pay the fees and expenses of its respective broker. The fees and expenses of any Independent Real Estate Person shall be shared equally by Landlord and Tenant.

                  (c) In the event the New Extension Term shall commence prior to determination of the annual fixed minimum rent for the New Extension Term as herein provided, then the annual fixed minimum rent to be paid by Tenant to Landlord until such determination has been made shall be the annual fixed minimum rent for the twelve (12) month period immediately preceding the commencement of the New Extension Term, including all additional rent or escalations payable pursuant to Section 23 of the Lease or otherwise, as modified by this Seventeenth Amendment, or as otherwise provided therein. After such determination has been made for the annual fixed minimum rent during the New Extension Term, any excess rental for the New Extension Term theretofore paid by Tenant to Landlord shall be credited by Landlord against the next ensuing monthly installment(s) of annual fixed minimum rent payable by Tenant to Landlord, and any deficiency in annual fixed minimum rent due from Tenant to Landlord during the New Extension Term shall be paid promptly and in no event later than twenty (20) days after such determination.

                  (d) Promptly after the annual fixed minimum rent has been determined, Landlord and Tenant shall execute and deliver an agreement setting forth the annual fixed minimum rent for the New Extension Term, as finally determined, provided the failure of the parties to do so shall not affect their respective rights and obligations under the Lease, as modified by this Seventeenth Amendment.

                  (e) From and after the exercise by Tenant of its option to extend the Term under subsection (a) above, any dispute regarding whether Tenant is in default in performing any covenants of the Lease, as modified by this Seventeenth Amendment, arising on or prior to January 1, 2009 shall, at Landlord's election, be subject to arbitration under Section 26.02 of the Lease, as modified by this Seventeenth Amendment. The foregoing provisions shall not limit or otherwise affect Tenant's rights under Section 26.02 of the Lease, as modified by this Seventeenth, to elect arbitration of any matter therein specified as being subject to arbitration at Tenant's election.

            9. Rooftop Antenna. (a) Landlord agrees that, subject to Tenant complying with all applicable laws, ordinances, statutes, rules and regulations of all governmental authorities having jurisdiction thereof, and further subject to the conditions and limitations hereafter stipulated, Tenant may install and thereafter maintain and operate a receiving and/or transmitting antenna or antennae (hereinafter referred to as the "Antenna") of reasonable size along with any reasonably required support structures on a portion of the rooftop of the Building to be mutually agreed upon between Landlord and Tenant. Landlord shall use commercially reasonable efforts to make available to Tenant such portion of the rooftop of the Building as shall afford satisfactory "lines of sight" required for antennae located on a rooftop and to accommodate Tenant's reasonable requirements. The parties agree that Tenant's use of the rooftop of the Building is a nonexclusive use, and Landlord may permit the use of any other portion of the roof to any other person, firm or corporation for any use, including the installation of other antennae and support equipment, Landlord agreeing to use commercially reasonable efforts to ensure that all such antennae of all tenants of the Building (including Tenant) do not interfere with or disturb the reception or transmission of communication signals from each tenant's respective antennae. Landlord shall include a similar provision permitting only a nonexclusive use in the lease of each tenant to which Landlord shall grant antenna rights.

                  (b) Tenant shall have reasonable access to the rooftop of the Building upon prior reasonable request of Landlord for the purpose of installing, servicing or repairing the Antenna and related equipment. In addition, Tenant shall have reasonable access to the existing shaft ways of the Building upon prior reasonable request of Landlord for the purpose of installing, servicing or repairing the Antenna and related equipment, which access shall be non-exclusive, and Landlord may permit the use of any portion of the existing shaft ways to any other person, firm or corporation for any use, Landlord agreeing to use commercially reasonable efforts to ensure that any such use by all tenants of the Building (including Tenant) does not interfere with or disturb the use by any other tenant or with the use of any tenant's antennae. Landlord represents that, as of the date hereof, to its actual knowledge, there is no asbestos located in the existing shaft ways or rooftop areas available for such antennae. In the event of a breach of the foregoing representation, Landlord, at Landlord's cost and expense, shall remove all asbestos from such areas in accordance with all then applicable legal requirements.

                  (c) Tenant agrees promptly and faithfully to obey, observe and comply with all applicable laws, ordinances, regulations, requirements and rules of all duly constituted public authorities in any manner affecting or relating to Tenant's use of the roof or shaft ways, including with respect to the installation, repair, maintenance and operation of any support structures and the Antenna and related equipment erected or installed by Tenant pursuant to the provisions of this Section 9. Tenant shall secure all permits and licenses required for the installation and operation of the Antenna and any support structures and related equipment erected or installed by Tenant pursuant to the provisions of this Section 9, as well as all permits and licenses required for the use and operation of the Antenna, support structures or related equipment, including, without limitation, any approval, license or permit required from the Federal Communications Commission. In no event shall the maximum level of microwave emissions from the Antenna exceed a reasonable amount of the total microwave emissions allowable for the Building as determined by the governmental authorities having jurisdiction thereof taking into account the needs of all tenant's reasonable requirements (including those of Tenant).

                  (d) Tenant agrees that Tenant shall pay a reasonable sum for all electrical service required for Tenant's use of the Antenna and related equipment erected or installed by Tenant pursuant to the provisions of this
Section 9. Landlord's reasonable sum for all such electrical service shall be measured by separate meter installed by Landlord for Tenant, at Tenant's sole cost and expense, if requested by Tenant and, further, if the same does not exist and if feasible, or, if not by meter, by a survey prepared by an independent electrical engineer or utility consultant selected by Landlord (which Landlord shall have the right to do from time to time) of the electrical energy so required by Tenant for Tenant's use of the Antenna and related equipment so erected or installed by Tenant. In the event of any dispute between Landlord and Tenant of the findings of any such survey or any other matter relating to the reasonable sum so required to be paid by Tenant for all such electrical service, then the dispute shall be resolved by arbitration under Section 26.02 of the Lease, as modified by this Seventeenth Amendment.

                  (e) Tenant promptly shall repair any and all damage and/or make any replacements, as required, to the rooftop of the Building and to any other part of the Building, including the shaft ways, caused by or resulting from the installation, maintenance and repair, operation or removal of the Antenna, support structures and related equipment erected or installed by Tenant pursuant to the provisions of this Section 9.

                  (f) Tenant agrees that Landlord shall not be required to provide any services whatsoever, except electricity, to the rooftop or the shaft ways of the Building; provided, however, that the foregoing shall not impair, abrogate or otherwise diminish Landlord's other obligations as are expressly set forth elsewhere in the Lease, as modified by this Seventeenth Amendment.

                  (g) Tenant covenants and agrees that all installations made by Tenant on the rooftop of the Building or in any other part of the Building pursuant to the provisions of this Section 9 shall be at the sole risk of Tenant, and neither

Landlord nor Landlord's agents or employees shall be liable for any damage or injury thereto caused in any manner (other than if caused by the willful misconduct or the negligent act or omission of Landlord or Landlord's agents or employees). Tenant further covenants and agrees that the Antenna, support structures and any related equipment erected or installed by Tenant pursuant to the provisions of this Section 9 shall be erected, installed, repaired, maintained and operated by Tenant at the sole cost and expense of Tenant and without charge, cost or expense to Landlord.

                  (h) Tenant shall, and does hereby, indemnify and save harmless Landlord from and against: (i) any and all claims, actions, causes of action, demands, damages, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses) and losses by reason of any liens, materials or supplies furnished in connection with the fabrication, erection, installation, maintenance and operation of the Antenna, support structures and any related equipment installed by Tenant pursuant to the provisions of this Section 9; and
(ii) any and all claims, actions, causes of action, demands, damages, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses) and losses arising out of accidents, damage, injury or loss to any and all persons and property, or either, whomsoever or whatsoever resulting from or arising in connection with the erection, installation, maintenance, operation and repair of the Antenna, support structures and related equipment installed by Tenant pursuant to the provisions of this Section 9 (other than if caused by the willful misconduct or the negligent act or omission of Landlord or Landlord's agents or employees).

                        (i) Tenant covenants and agrees that all work and installations (including, without limitation, any electrical equipment) to be done and made by Tenant pursuant to the provisions of this Section 9 shall be done and made in compliance with all applicable law, ordinances, regulations, requirements and rules of all governmental authorities having jurisdiction thereof, and, further, in accordance with the covenants, conditions and agreements of the Lease, as modified by this Seventeenth Amendment. All plans and specifications of Tenant's work and installations to be done and made by Tenant pursuant to the provisions of this Section 9 shall be subject to the prior approval of Landlord, which approval shall not be unreasonably withheld or delayed by Landlord.

                  (j) The Antenna, support structures and related equipment and the installation of any electrical lines and equipment in connection with the installation and operation of the Antenna shall be subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed by Landlord. The Antenna, support structures and related equipment and electrical equipment shall be Tenant's personal property and shall be maintained and kept in repair by Tenant. Upon the expiration of the Term or upon its earlier termination in any manner, if Landlord so directs by written notice to Tenant, Tenant shall promptly remove the Antenna, support structures and related equipment and electrical equipment as designated in such notice, and Tenant shall repair any damage to the rooftop of the Building or to any other portion or portions of the Building, including the shaft ways, caused by or resulting from said removal by Tenant. In addition, Tenant, at its option, shall have the right to remove the Antenna, support structures and related equipment and electrical equipment at or any time prior to the expiration of the Term, in which event Tenant shall repair any damage to the rooftop of the Building or to any other portion or portions of the Building, including the shaft ways, caused by or resulting from said removal by Tenant.

                  (k) Tenant covenants and agrees that neither the Antenna nor any electrical equipment to be installed by Tenant shall interfere with or adversely affect any equipment, installations, lines or machinery of the Building, including, without limitation, in the shaft ways, or any other tenant of the Building. Landlord shall include a similar prohibitory provision in the lease of each tenant to which Landlord shall grant antenna rights. The installation of the Antenna and electrical equipment shall be subject to inspection and reasonable supervision by Landlord, but Landlord shall not charge any supervisory fees, surcharges or any other charges in connection with the initial installation, inspection or supervision of the Antenna and electrical equipment.

                  (l) Landlord, at its sole cost and expense, upon thirty (30) days prior written notice to Tenant, may relocate the Antenna, support structures and related equipment to other areas of the Building and rooftop thereof, which relocation shall be performed during hours other than Tenant's regular business hours so as to minimize any disruption of Tenant's normal business activities and shall not unreasonably impair Tenant's data transmission and reception via such antenna. In addition, should Landlord so desire, Landlord may substitute one antenna or more than one antenna on the roof of the Building to serve Tenant and other tenants so long as such substitution shall not diminish the quality of service available to Tenant or interfere with Tenant's privacy or ability to receive and/or transmit proprietary information, in which event Landlord shall have the right to remove Tenant's Antenna at Landlord's expense. Should Landlord install its own antenna or antennae, and if Tenant shall utilize the same, Tenant agrees to pay to Landlord an appropriate share of the costs of maintaining the same.

                  (m) To the extent Tenant is receiving non-proprietary information, Tenant shall make its satellite resource available to other tenants in the Building provided that (i) making its satellite resource available to other tenants shall not diminish the quality of service provided by such satellite resource, (ii) that such tenants reimburse Tenant for an allocable share of the expense of the installation and operation of the Antenna and (iii) Tenant in the exercise of its reasonable judgment is otherwise satisfied with the terms and conditions by which it shall make such satellite resource available.

            10. Heating, Ventilating and Air-Conditioning. Sections 22.01.A(2)(a) and (b) of the Lease hereby are deleted in their entirety and the following are substituted in lieu thereof: "Maintain and keep in good order and repair the heating, ventilating and air-conditioning systems installed by Landlord. The aforesaid systems shall be operated by Landlord as and when required on business days and "after-hours" as herein provided for, and shall be effective from 8:00 A.M. to 6:00 P.M. (and during such "after-hours"). Landlord shall have no responsibility or liability for the ventilating conditions and/or temperature of the Demised Premises during the hours or days Landlord is not required (which requirement shall include for such purpose such "after-hours" service) to furnish heat, ventilation or air-conditioning pursuant to this section. Landlord has informed Tenant that the windows of the Demised Premises and the Building may be sealed, and that the Demised Premises may become uninhabitable and the air therein may become unbreathable during the hours or days when Landlord is not required (which requirement shall include for such purpose such "after-hours" service) pursuant to this section to furnish heat, ventilation or air-conditioning. Any use or occupancy of the Demised Premises during the hours or days Landlord is not so required (which requirement shall include for such purpose such "after-hours" service) to furnish heat, ventilation or air-conditioning to the Demised Premises shall be at the sole risk, responsibility and hazard of Tenant. Such condition of the Demised Premises shall not constitute nor be deemed to be a breach or a violation of this Lease or of any provision thereof, nor shall it be deemed an eviction nor shall Tenant claim or be entitled to claim any abatement of rent nor make any claim for any damages or compensation by reason of such condition of the Demised Premises unless such condition persists during such periods that Landlord is required (which requirement shall include for such purpose such "after-hours" service) to furnish heat, ventilation or air-conditioning to the Demised Premises, for which Landlord shall remain obligated subject to all of the other terms and provisions of this Lease applicable to Landlord's failure to perform its obligations. Tenant shall in any event cause all of the windows in the Demised Premises to be kept closed and shall cause and keep entirely unobstructed all of the vents, intakes, outlets and grilles at all times and shall comply with and observe all reasonable regulations and requirements prescribed by Landlord for the proper functioning of the heating, ventilating and air-conditioning systems. The air-conditioning, heating and ventilating equipment has been designed to give the results set forth on Schedule 2 annexed hereto (the "HVAC Performance Criteria")."

            11. Alterations. (a) Section 5.01 of the Lease hereby is amended as follows:

                        (i) The following sentence shall be added after the end of the first sentence: "Annexed hereto as Schedule

F is a schedule showing the names of contractors currently approved by Landlord to perform Alterations (said schedule, as the same may be amended from time to time by Landlord pursuant to the provisions set forth below being referred to herein as the "Grey Approved Contractors List)".(2)

                        (ii) The second sentence shall be deleted in its entirety and the following sentences shall be substituted therefor: "Upon the request from time to time by Tenant, Landlord shall furnish Tenant with the then current Grey Approved Contractors List which shall contain not less than the same number of contractors for each trade as currently appear on said Exhibit F. Landlord agrees that Landlord shall not remove any contractor on the then Grey Approved Contractor List without the prior written consent of Tenant unless for cause, in which event Landlord shall provide to Tenant in writing the name of a substitute contractor, which substitute contractor shall be reasonably acceptable to Tenant. Tenant shall notify Landlord in writing of Tenant's acceptance or rejection of any such substitute contractor within ten (10) days from Landlord's designation thereof, failing which such substitute contractor shall be deemed acceptable to Tenant. With respect to each trade on the then current Grey Approved Contractors List as to which more than one (1) contractor for a trade exists, Tenant may for cause propose in writing that Landlord provide to Tenant the name of a contractor for addition thereto, which additional contractor shall be reasonably acceptable to Tenant. Alternatively, at Tenant's option, Tenant may for cause propose in writing to Landlord the name of a

----------
(2)   Schedule F is attached to this Seventeenth Amendment as Schedule 3.

subcontractor for addition thereto in any of the "Permitted Trades" (as hereinafter defined) (whether or not there is then only one (1) subcontractor for any such trade), which subcontractor shall be reasonably acceptable to Landlord. If Tenant shall propose that Landlord provide a contractor to Tenant, Landlord shall provide the name of such a contractor to Tenant in writing within ten (10) days from Landlord's receipt of Tenant's request. Tenant shall notify Landlord in writing of Tenant's acceptance or rejection of any such additional contractor within ten (10) days from Tenant's receipt of Landlord's designation thereof, failing which such additional contractor shall be deemed acceptable to Tenant. If Tenant shall propose a subcontractor to Landlord for a Permitted Trade, Landlord shall notify Tenant of Landlord's acceptance or rejection of any such additional subcontractor for a Permitted Trade proposed by Tenant within ten (10) days from Landlord's receipt of Tenant's proposal thereof, failing which such additional subcontractor for a Permitted Trade shall be deemed acceptable to Landlord. In addition, (x) in connection with any specific Alteration, Tenant may propose to Landlord that Tenant be permitted to use a specific subcontractor in connection with such specific Alteration (but not any general contractor) for any of the following trades (the "Permitted Trades"): air balancing, carpet and flooring, ceiling tiles, ceramic tile, cooling tower repair, controls, electronics and tape management, fire extinguishers supplier and maintenance, fire protection consultants, glass work (but not any full height glass partitioning or system or any exterior glass work), hollow metal doors and bucks, insulation piping, interior design, purchasing of any locks and material (but not the locksmith), metal and marble work, millwork/wood and doors, painting, sheet metal work, terrazzo and window treatments (but only window treatments interior to the Building standard window treatment), and Landlord agrees not to unreasonably withhold its consent to any such

Tenant proposed contractor and (y) Landlord's consent shall not be required for any interior designer. Landlord shall notify Tenant of Landlord's acceptance or rejection of any such Tenant proposed contractor within ten (10) days from Landlord's receipt of Tenant's proposal of such contractor, failing which such Tenant proposed contractor shall be deemed acceptable to Landlord. In no event shall Landlord be obligated to accept New York Paint and Decorating ("New York Paint") or Dorff Construction Co. Inc. ("Dorff") for any purposes, except in the case of Dorff as hereinafter provided below; provided, however, that Tenant shall have the right to continue to use New York Paint and Dorff for a period of forty-five (45) days after the date hereof to finish up work in progress or work previously committed for by Tenant but not for any new work. Except as provided for above, Landlord shall have the right to approve or to reject any contractor in its sole discretion. Any dispute between Landlord and Tenant regarding any such substitute and/or additional contractor and/or Tenant proposed contractor (including any subcontractor for any Permitted Trade or any dispute involving cause) shall be resolved by arbitration in accordance with Section 26.02 of the Lease, as modified by this Seventeenth Amendment. In each instance where either Landlord or Tenant has a right to designate or propose a contractor or subcontractor under this Section 26.02, if the same shall be rejected by the party to which it shall be presented, then the party designating or proposing the same shall be obligated to designate or propose a different contractor or subcontractor, as the case may be, in accordance with the provisions of this
Section 5.01 within ten (10) days after receipt of written notice of such rejection until a contractor or subcontractor shall have been selected as herein provided. In the event that any dispute between Landlord and Tenant regarding any such substitute and/or additional contractor and/or Tenant proposed contractor (including any subcontractor for any Permitted Trade) shall be resolved by arbitration, then, if either Landlord or Tenant, as the case may be, shall have been found to have acted unreasonably in rejecting a contractor or subcontractor, then the contractor or subcontractor in question shall be approved; and if Landlord or Tenant, as the case may be, shall have been found to have acted reasonably in rejecting a contractor or subcontractor, then the party which designated or proposed the contractor or subcontractor shall be obligated to designate or propose another contractor or subcontractor as aforesaid. As used in this Section 26.02, "cause" shall include, but not be limited to, the cessation of any contractor to conduct business, whether as a result of death, retirement, dissolution or going out of business of any contractor. Notwithstanding anything hereinbefore provided to the contrary, Tenant may use Dorff as a maintenance construction manager on the following terms and conditions:

                  1. Tenant shall cause Dorff strictly to comply and adhere to all of Landlord's standard Building-wide rules and regulations and to any additional rules and regulations reasonably imposed by Landlord regarding Dorff's performance of services for Tenant (including, without limitation, Tenant advising Landlord's management representative in writing in advance of each time Dorff has been engaged by Tenant as permitted hereunder).

                  2. Tenant shall ensure that, under no circumstances shall Dorff act as a general contractor or subcontractor, and, when Dorff is acting as a maintenance construction manager, Tenant shall be the contracting party with all subcontractors (each of whom or which shall satisfy the requirements of this Section 5.01).

                  3. Tenant shall ensure that, under no circumstances shall any work as to which Dorff shall be acting as the maintenance construction manager either (x) have a cost in excess of $75,000 (the "Base Amount") or (y) require or involve any submission, filing and/or other processing of any permits, consents, licenses, authorizations, approvals, certificates or applications with respect to the construction, use and/or occupancy of the Leased Premises with the building department and/or any other department, agency, authority, bureau or instrumentality of any federal, state, local or other governmental body or political subdivision thereof having jurisdiction of the Building (or any portion thereof) or with the National Board of Fire Underwriters (or any other body exercising similar functions) or any issuer of any insurance policy maintained by Landlord covering or applicable to the Building or any portion thereof; provided, however, that the foregoing limitations set forth in clauses (x) and (y) shall not apply regardless of the nature or scope of the work and Tenant may use Dorff as a construction manager if Tenant shall also be using a general contractor on the Grey Approved Contractors List to perform the actual work. With respect to clause (x), (A) the costs of different aspects of what is essentially the same project will be aggregated if the same is done in such a manner as to circumvent the prohibitions contained in these provisions applicable to Tenant's use of Dorff and (B) the Base Amount shall be adjusted on each anniversary of the date hereof commencing on the first anniversary thereof to reflect decreases in purchasing power of the dollar as evidenced by the change, if any, in the Consumer Price Index (i.e., All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, New York - Northern, New Jersey - Long Island, NY-NJ-CT area, all items (1982-1984=100) or any successor index thereto, as appropriately adjusted) and, if the Consumer Price Index ceases to use 1982-1984 = 100 as the basis of calculation, the Consumer Price Index shall be adjusted accordingly. Nothing contained in subparagraphs 2 and 5 is intended to impair or limit the rights granted to Tenant under this subparagraph 3. Nothing contained in subparagraphs 2 and 5 is intended to impair or limit the rights granted to Tenant under this subparagraph 3.

                  4. Tenant agrees that, in the event that these provisions applicable to Tenant's use of Dorff are breached, then, without limiting Landlord's remedies under the Lease, as amended by this Seventeenth Amendment, thereafter Landlord shall be under no obligation to accept Dorff or permit Tenant to use Dorff for any purpose, and Tenant shall immediately discontinue such use.

                  5. For avoidance of doubt, Landlord and Tenant acknowledge that it is not the intention of the parties that Dorff perform services usually performed by a general contractor and/or subcontractor.

                  6. Any dispute between Landlord and Tenant under these provisions applicable to Tenant's right to continue to use Dorff shall be resolved by arbitration in accordance with Section 26.02 of the Lease, as modified by this Seventeenth Amendment."

                        (iii) The following sentences shall be added after the end of the last sentence: "Landlord shall not be responsible for supervision and/or coordination in respect to Tenant's activities pursuant to this Lease. Landlord hereby designates Landlord's managing agent to perform such supervision and coordination, which designation Landlord shall have the right to revoke by written notice given to Tenant. Landlord and Landlord's managing agent shall not charge any supervisory fees, surcharges or any other charges in connection with any Alterations performed by Tenant, at Tenant's sole cost and expense, provided that Tenant uses a general contractor or a subcontractor then designated by Landlord as a general contractor and/or a subcontractor who has been approved to perform work in the Building appearing on the Grey Approved Contractors List (including, without limitation, any Landlord proposed substitute contractor and/or additional contractor added thereto). With respect to any Alterations performed by contractors (whether by a general contractor or a subcontractor) who have been approved to work in the Building at the request of Tenant (whether a Tenant proposed contractor or a contractor as to which Landlord may grant or withhold its approval in its discretion) (as opposed to being designated approved contractors appearing on the Grey Approved Contractors List, including, without limitation, a Landlord proposed substitute contractor and/or additional contractor added thereto), Tenant agrees to pay such managing agent, promptly upon being billed therefor, a sum equal to ten (10%) percent of the cost of such work for indirect costs, field supervision and coordination in connection therewith for work costing $100,000 or less and a sum equal to five (5%) percent of the cost of such work for indirect costs, field supervision and coordination in connection therewith for work costing in excess of $100,000. Tenant agrees to keep records of any such Alterations and of the cost thereof for a period of not less than six (6) years from the date of the completion of any such Alterations. Tenant agrees to furnish to Landlord's managing agent copies of such records certified as correct by Tenant within forty-five (45) days after Landlord's managing agent's request therefor."

                        (b) The following sentences shall be added to the end of
Section 5.02: "Landlord, upon the request of Tenant, without any expense to Landlord, shall cooperate with Tenant and its duly licensed architects and designers in obtaining any permits, approvals and certificates required to be obtained by Tenant in connection with any Alteration permitted under this Lease, and shall within a reasonable period of time following the presentation to Landlord execute any applications or documents presented to Landlord in a complete and proper form which are required to be executed by Landlord for such purpose. Landlord shall execute all building department applications presented to Landlord in a complete and proper form which are required to be executed by Landlord for any Alteration permitted under this Lease within ten (10) business days after presentation for Landlord's signature. Landlord, at its sole cost and expense, shall have the right to consult with its outside consultants in connection with any such permits, approvals, certificates or building department applications so presented to Landlord. Tenant shall advise Landlord in writing in connection with any Alteration involving any submission, filing and/or other processing of any such permits, approvals, certificates or building department applications prior to submitting, filing and/or other processing of any such permits, approvals, certificates or building department applications whether or not Tenant will use the services of an expeditor. Landlord shall have the right to require Tenant to use an expeditor if Tenant does not intend to do so if Landlord in its reasonable judgment determines that is appropriate to do so in connection with the Alteration in question. If Landlord shall fail to advise Tenant in writing that Landlord has so determined that it is appropriate to use an expeditor within ten (10) days after Landlord's receipt of Tenant's written advice that Tenant does not intend to use an expeditor in connection with an Alteration, then Landlord shall be deemed to have accepted Tenant's decision not to use an expeditor. Any dispute between Landlord and Tenant regarding Landlord's reasonableness in determining that an expeditor is appropriate shall be resolved by arbitration in accordance with Section 26.02 of the Lease, as modified by this Seventeenth Amendment. Tenant agrees to employ such expeditor as Landlord may from time to time designate in connection with submitting, filing and/or other processing of any such permits, approvals, certificates or building department applications in connection with which Tenant intends or is reasonably required by Landlord to use an expeditor as hereinbefore provided, provided that the quality of such expeditor's services and the charges therefor are reasonably comparable to that of other expeditors. Tenant shall not employ any other expeditor without Landlord's prior written consent unless for cause, notice of which shall have been sent to Landlord in writing. Before employing any other expeditor following the giving by Tenant to Landlord of such a notice of Tenant's desire to employ another expeditor for cause, Landlord and Tenant shall confer and Landlord shall have a reasonable opportunity to remedy Tenant's prior grievances. Notwithstanding anything to the contrary contained in this Lease, (i) Tenant shall have no right to seek or obtain an amendment to the certificate of occupancy or an amended certificate of occupancy for the Building or any portion thereof without the prior consent of Landlord, which may be granted or withheld in Landlord's discretion, nor to require Landlord to seek or obtain any such amendment and (ii) Landlord shall not be required to execute any applications or documents in connection with any Alteration which would necessitate an amendment to the certificate of occupancy or an amended certificate of occupancy for the Building or any portion thereof, nor shall Tenant file any such application or document without the prior written consent of Landlord, which may be granted or withheld in Landlord's discretion."

            12. Building Name; Signs. (a) Section 16.01 of the Lease hereby is amended by adding the following sentence after the last sentence thereof: "Tenant shall have the right to designate the name of the Building (but not to change the post office address of the Building), subject to Tenant complying with all applicable ordinances, orders, rules, regulations, requirements or directions of any governmental body or officer or officers having jurisdiction and provided that (i) Tenant shall give Landlord not less than thirty (30) days' prior written notice of any proposed name of the Building or change in the designation thereof, (ii) at the time of the designation and at all times while such designation shall be in effect, Tenant (including for this purpose any affiliate of Tenant permitted to occupy all or any portion of the Leased Premises in accordance with the terms of the Lease, as modified by this Seventeenth Amendment) shall actually occupy not less than 245,850 rentable square feet in the Building (exclusive of any Basement Space and any space under sublease by or to Tenant), (iii) subject to the provisions of clause (iv) below, the name "Grey" shall appear in the designation (and the designation shall not contain any other name which would adversely affect the reputation of the Building),
(iv) if the name "Grey" shall not appear in the designation or if any person, firm or corporation shall succeed to Tenant's interest in this Lease as provided for in Article 11 of this Lease, then the name of the Building (including any change in designation thereof) shall not contain any other name which would adversely affect the reputation of the Building, and (v) if any such designation shall result in an increase in real estate taxes and special assessments applicable to the Land and Building and its appurtenances or any imposition or charge in lieu thereof which shall be designated as such in the records of the Department of Finance, Tenant shall be obligated to Landlord for the full amount of such increase or imposition or charge and shall pay the same to Landlord in the same manner that Tenant pays for its pro rata portion of taxes and assessments under Section 23.01.C of this Lease, provided that the same is not duplicative of any other charge or cost paid by Tenant under this Lease."

                        (b) Section 16.02 of the Lease hereby is amended by adding the following sentences before the first sentence thereof: "Subject to the provisions of Section 16.01 of this Lease, Tenant shall have the right to exhibit prominent lobby and exterior signs, which shall be designed by Roy Gee Associates or by another architect designated for such purposes by Landlord and which design shall be subject to Landlord's and Tenant's reasonable approval, which shall not be unreasonably withheld or delayed, subject to the signage complying with all applicable ordinances, orders, rules, regulations, requirements or directions of any governmental body or officer or officers having jurisdiction. Any such signs shall be installed, repaired, replaced and maintained for Tenant by Landlord. The cost and expense of designing, installing, repairing, replacing and maintaining any such signage shall be the sole responsibility and obligation of Tenant, which shall be paid by Tenant within fifteen (15) days following Landlord's demand therefor (together with reasonably detailed back-up and invoices)."

            13. Electricity. (a) With respect to each Additional Premises Space and with respect to all of the Leased Premises (exclusive of the Basement Space) during the Further Extended Term (or earlier at any time following the date hereof at Tenant's election with respect to all or any portions of the Leased Premises (exclusive of the Basement Space) provided that Tenant gives to Landlord prior written notice of its intention to elect having its electric consumption measured by submeters and the installation thereof as hereafter provided), the following provisions shall apply with respect to Tenant's use of electricity with respect to those portions of the Leased Premises intended to be covered thereby in lieu of the provisions of Section 24.01 of the Lease, Section
24.03 of the Lease, the first paragraph of Section 24.05 of the Lease, the second paragraph of Section 24.05 of the Lease, Section 24.08 of the Lease and
Section 24.10 of the Lease and, additionally, there shall be no reduction in the fixed minimum rent payable under the Lease as is otherwise provided for in
Section 24.04.A of the Lease (except to the extent that Tenant shall elect to have its electric consumption measured by submeters prior to the Commencement of the Further Extended Term and then only for such period prior thereto): Tenant's electricity consumption and demand in the Leased Premises (exclusive of the Basement Space) shall be measured by submeters (including for this purpose any totalizing meter) installed by Landlord, at Tenant's cost and expense.

            At any time during the Term, Landlord may obtain electricity service from a company or companies other than the Utility Company (such other company or companies being herein referred to as an "Alternate Utility"; and the provider of such electricity service from time to time being herein sometimes referred to as the "Providing Utility"). Whether Landlord obtains electricity from the Utility Company or from the Alternate Utility, Tenant shall purchase electricity from Landlord or Landlord's designated agent at the same terms and rates for electricity that Landlord is charged by the Providing Utility regardless of whether Landlord is obtaining such electricity for the Building alone or in conjunction with other buildings owned by Landlord or others (including, without limitation, all charges regardless of how denominated for generation, transportation, distribution or otherwise, including for this purpose any such charges imposed by the Providing Utility for using all or any portion of its facilities; provided, however, that Tenant shall receive the benefits of any discounts Landlord actually receives for the Building from any such Providing Utility [whether due to aggregation or otherwise]), plus six percent (6%) to reimburse Landlord for administrative services and line loss in connection with supplying and billing such electricity (collectively, the "Administrative Services Charges"), but in no event shall the amount payable by Tenant per Kilowatt and Kilowatt Hour be more than what Landlord pays to supply same at the service classification that applies to the entire Building, plus the Administrative Service Charges. All such sums shall be paid by Tenant to Landlord as additional rent hereunder. If more than one meter measures the electricity consumption and demand of Tenant in the Building, the services rendered through all the meters shall be accumulated through a totalizing meter and billed on a coincident demand basis for the applicable billing period, aggregated and billed in accordance with the above provisions. Landlord may at any time (but not more frequently than monthly unless Landlord shall be receiving bills more frequently) render bills for Tenant's consumption and demand and Tenant shall pay the same within ten (10) days following the date the same are rendered.

            Landlord shall have the right at any time and from time to time during the Term to discontinue obtaining electricity from the Providing Utility and to obtain electricity from any other utility provider (which may be either the Utility Company or an Alternate Utility), in which event Tenant's cost for electricity shall not exceed Tenant's cost had Landlord not switched companies (unless Landlord shall have switched companies because of Landlord's good faith dissatisfaction with the service being provided by a utility provider, in which event the foregoing limitation shall not apply).

            Notwithstanding anything to the contrary hereinbefore provided: (i) under no circumstances shall Landlord incur any loss in connection with Tenant's use and consumption of electricity covered by this Section 13 (including for this purpose for administrative services), it being the intention of Landlord and Tenant that there shall not be a deficiency between what Landlord pays to purchase electricity and what Landlord charges Tenant for purchasing such electricity from Landlord or Landlord's designated agent. The Administrative Services Charges shall be treated separately and is intended to reimburse Landlord solely for administrative services in connection with supplying and billing such electricity. In furtherance of the foregoing, Tenant agrees to pay to Landlord in addition to the foregoing amounts, within fifteen (15) days following demand therefor made from time-to-time (together with reasonably detailed back-up and an invoice), an amount equal to that amount reasonably calculated by Landlord as shall be necessary to prevent Landlord from suffering such a loss; and (ii) under no circumstances shall Tenant pay more per Kilowatt and Kilowatt Hour for Tenant's use and consumption of electricity covered by this Section 13 than shall be paid by any other tenant in the Building which obtains electric energy on a sub-metered basis.

                        (b) Effective as of the date hereof, the words "January 1, 1999" appearing in the sixth line of Section 24.04.B are deleted and the words "January 1, 2014" are substituted in lieu thereof.

                        (c) Effective as of the date hereof, Section 24.09 of the Lease hereby is deleted in its entirety.

                        (d) In the event that (i) Tenant shall occupy any Additional Premises Space and consume electricity prior to the installation by Landlord for Tenant of submeters, or (ii) any portion of Tenant's electric consumption is measured on a meter that also measures the electric consumption of another tenant occupying space in the Building, then, in any such case, Landlord shall furnish electricity to Tenant (x) in the case of all of the Leased Premises (exclusive of the Basement Space) other than any Additional Premises Space, on the same basis that electricity presently is being furnished to Tenant, and (y) in the case of any Additional Premises Space, on the same basis that it currently is being furnished to Tenant and using the Additional Premises Space Square Footage for determining the increase in the Square Foot Area and the Additional Premises

Space Percentage for determining the increase in the Section 23.01 Percentage, but in no event shall the charges for electricity for such space be less than $2.90 per rentable square foot per annum; provided, however, that if Tenant shall have requested that Landlord install electrical metering devices for Tenant in any Additional Premises Space as aforesaid, and if Landlord shall not have installed the same in such Additional Premises Space within ninety (90) days after Tenant's written request and authorization to proceed, then the charges for electricity for such space shall be $1.00 per rentable square foot per annum until the electrical metering devices shall have been installed by Landlord for Tenant.

                        (e) During the Further Extended Term (or earlier at any time following the date hereof with respect to all or any portions of the Leased Premises (inclusive of the Basement Space so long as the same shall be used for storage only or for the Additional Existing Basement Uses as herein permitted) with respect to which Tenant shall have elected to have its electric consumption measured by submeters (including for this purpose any totalizing meter) and the installation thereof shall have occurred as hereinbefore provided), Landlord shall furnish the electric energy that Tenant shall reasonably require for the Leased Premises (inclusive of the Basement Space so long as the same shall be used for storage only or for the Additional Existing Basement Uses as herein permitted) to operate in the manner Tenant deems satisfactory for such normal business office purposes for an advertising agency and the other uses incidental thereto permitted under the Lease, as modified by this Seventeenth Amendment, or for another use permitted under the Lease, as modified by this Seventeenth Amendment, which requires electric energy on a comparable basis, subject to the then capacity of the Building's electric service. If, in order to furnish the electric energy that Tenant shall reasonably require in the Leased Premises (exclusive of the Basement Space) to operate in the manner Tenant deems satisfactory for normal business office purposes for an advertising agency and the other uses incidental thereto, or for another use permitted under the Lease, as modified by this Seventeenth Amendment, which requires electric energy on a comparable basis, it shall be necessary to install any additional risers, other equipment, electrical installation or work to satisfy such requirements (including for this purpose if it shall be necessary to apply to the Utility Company to increase the capacity of the Building's electric service), Landlord, at Landlord's sole cost and expense (with due diligence, subject, however, to any Unavoidable Delay, and with as little interference as possible with the conduct of Tenant's business in the Leased Premises), shall provide the same, subject to and in compliance with all applicable ordinances, orders, rules, regulations, requirements, or directions of any governmental body or officer or officers having jurisdiction and/or of the Utility Company. If Tenant shall use the Leased Premises (inclusive of the Basement Space so long as the same shall be used for storage only or for the Additional Existing Basement Uses as herein permitted) for any use permitted under the Lease, as modified by this Seventeenth Amendment, other than for such normal business office purposes for an advertising agency and the other uses incidental thereto, or for another use permitted under the Lease, as modified by this Seventeenth Amendment, which requires electric energy on a comparable basis, then Tenant's metered demand electrical load in the Leased Premises (inclusive of the Basement Space) shall not exceed six (6) watts per square foot with respect to the portion(s) of the Leased Premises subject to such use unless Landlord shall be able to provide additional electrical energy based upon the then existing capacity of the Building's electric service and without any possible adverse effect on such service and taking into account the needs of other existing and potential future tenants of the Building and of the Building itself as determined by Landlord in its reasonable judgment. All work necessary to furnish such additional electrical energy, if any, shall be provided and maintained by Landlord (with due diligence, subject, however, to any Unavoidable Delay, and with as little interference as possible with the conduct of Tenant's business in the Leased Premises), subject to and in compliance with all applicable ordinances, orders, rules, regulations, requirements or directions of any governmental body or officer or officers having jurisdiction and/or of the Utility Company, and the cost thereof shall be paid by Tenant within fifteen (15) days following Landlord's demand therefor together with reasonably detailed back-up and invoices therefor. Landlord shall use commercially reasonable efforts to perform such work in a cost-effective manner. If Tenant shall so require additional electrical energy which shall exceed the then existing capacity of the Building's electric service (taking into account the needs of other existing and potential future tenants of the Building and of the Building itself as determined by Landlord in its reasonable judgment), then in order to insure that the capacity of the electrical conductors, machinery and equipment in or otherwise serving the Leased Premises is not exceeded to avert possible adverse effect upon the Building's electric service and to insure compliance with all applicable ordinances, orders, rules, regulations, requirements, or directions of any governmental body or officer or officers having jurisdiction and/or of the Utility Company, Landlord's prior written consent, which shall not be unreasonably withheld or delayed, shall be required for any additional risers, other equipment, electrical installation or work required to satisfy Tenant's electrical requirements. Should Landlord grant such consent, any additional risers or other equipment or work required therefor shall be provided and maintained by Landlord (with due diligence, subject, however, to any Unavoidable Delay, and with as little interference as possible with the conduct of Tenant's business in the Leased Premises), subject to and in compliance with all applicable ordinances, orders, rules, regulations, requirements or directions of any governmental body or officer or officers having jurisdiction and/or of the Utility Company, and the cost thereof shall be paid by Tenant within fifteen (15) days following Landlord's demand therefor together with reasonable detailed back-up and invoices therefor. Landlord shall use commercially reasonable efforts to perform such work in a cost-effective manner.

                        (f) All electric metering devices installed by Landlord for Tenant as aforesaid shall conform in every respect to the requirements, rules and regulations of the local public utility as approved from time to time by the Public Service Commission of the State of New York (or its successor) as to the accuracy of measurement of such meters or metering devices, including, but not limited to, proper measurement and reflection of power factor and, additionally, shall have been approved by Landlord, which shall not be unreasonably withheld or delayed. Tenant shall have the right from time to time, at Tenant's expense, to test all such electrical metering devices upon reasonable advance written notice to Landlord and in the presence of Landlord or its representatives if Landlord shall so elect.

                        (g) Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy, steam or other utilities furnished to the Leased Premises by reason of any requirement, act or omission of the utility company (or other supplier) serving the Building with electricity or steam or other utility or for any reason not attributable to Landlord.

                        (h) If any tax is imposed upon Landlord with respect to electrical energy furnished as a service to Tenant by any Federal, State, County or Municipal authority, Tenant covenants and agrees that where permitted by law or applicable regulations, Tenant's pro rata share of such taxes shall be reimbursed by Tenant to Landlord as additional rent.

            14. Brokers. Each party hereto represents and warrants to the other that it has not dealt with any broker in connection with this Seventeenth Amendment other than SageGroupAssociates Inc.("SageGroup") and Insignia/Edward
S. Gordon Co., Inc. ("Insignia"). Landlord agrees to pay SageGroup any commissions or other compensation due SageGroup in connection with this Seventeenth Amendment pursuant to a separate agreement, and Tenant agrees to pay Insignia any commissions or other compensation due Insignia in connection with this Seventeenth Amendment pursuant to a separate agreement. Tenant does hereby indemnify and agree to hold Landlord harmless of and from any liability, claim, damage, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising out of or in connection with claims for commissions or other compensation made against Landlord by Insignia or any other broker, finder or like agent who claims to have dealt with Tenant in connection with this Seventeenth Amendment (other than SageGroup). Landlord does hereby indemnify and agree to hold Tenant harmless of and from any liability, claim, damage, cost or expense (including without limitation, reasonable attorneys' fees and disbursements) arising out of or in connection with claims for commissions or other compensation made against Tenant by SageGroup or any other broker, finder or like agent who claims to have dealt with Landlord in connection with this Seventeenth Amendment (other than Insignia).

            15. Non-Disturbance. (a) Landlord and Tenant agree that the effectiveness of this Seventeenth Amendment is conditioned upon the parties entering into (i) simultaneously with the execution and delivery of this Seventeenth Amendment, a non-disturbance and attornment agreement (the "Ground Lease Non-Disturbance Agreement") in form and substance satisfactory to Landlord, Tenant and 7 Third Avenue Fee LLC, the existing superior lessor as is more fully described in Section 28.05 of the Lease, as modified by this Seventeenth Amendment, and (ii) a non-disturbance and attornment agreement (the "Mortgage Non-Disturbance Agreement") in form and substance satisfactory to Landlord, Tenant and LaSalle National Bank, as Trustee for Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1995 - MD III (sometimes referred to herein as "LaSalle"), the existing mortgagee as is more fully described in Section 28.05 of the Lease, as modified by this Seventeenth Amendment. If the parties shall not have entered into the Mortgage Non-Disturbance Agreement within forty-five (45) days after the execution and delivery of this Seventeenth Amendment (including for this purpose the execution and delivery of both such agreements by the existing superior lessor and by the existing mortgagee, as applicable), then unless such date is extended in writing by both parties or Tenant shall deliver to Landlord on or prior to such date an unconditional and irrevocable waiver of the requirement to deliver the Mortgage Non-Disturbance Agreement (which shall include an acknowledgement that the Lease, as modified by this Seventeenth Amendment, is subject and subordinate to the existing mortgage held by LaSalle, this Seventeenth Amendment shall become null and void and the Lease shall remain in full force and effect and not be amended hereby. Landlord shall use commercially reasonable efforts to obtain the Mortgage Non-Disturbance Agreement from LaSalle. In furtherance of the foregoing (except as may be expressly provided for in the immediately preceding sentence regarding Tenant's right to waive the requirement of the Mortgage Non-Disturbance

Agreement), prior to the entry by all of the required parties into both such agreements, none of the provisions of this Seventeenth Amendment shall be effective, and any provision of this Seventeenth Amendment requiring the performance of any obligation on the part of either Landlord and Tenant within a stated period of time measured from the date hereof shall be tolled and extended by the period of time required to obtain such agreements.

                  (b) The following sentence hereby is added after the last sentence of Section 28.01 of the Lease: "Notwithstanding the foregoing provisions, Landlord shall use commercially reasonable efforts to obtain from any future mortgagee and from any future holder of any ground or underlying lease to which this Lease is subject and subordinate a non-disturbance attornment agreement, in the usual form then used by such mortgagee or such holder for major tenants (and in all events reasonably satisfactory to Landlord and Tenant), but Landlord shall have no liability to Tenant hereunder and the rights and obligations of Tenant hereunder shall not be affected in any manner whatsoever if any mortgagee(s) or any holder(s) of any ground or underlying lease shall fail or refuse to execute such a non-disturbance attornment agreement; provided, however, that this Lease shall not be subject and subordinate to any such mortgage(s) or ground or underlying lease(s) if any mortgagee(s) or any holder(s) of any ground or underlying lease shall fail or refuse to execute such a non-disturbance agreement and, provided, further, that if Tenant shall fail or refuse to execute such a non-disturbance agreement in the form required hereunder presented pursuant to the provisions hereof to Tenant by Landlord or any such mortgagee(s) or holder(s), then this Lease shall be subject and subordinate to any such mortgage(s) or ground or underlying lease(s), as the case may be."

                  (c) Article 28 of the Lease hereby is amended to add a new
Section 28.06 as follows:

            "Section 28.06. If Tenant shall sublet all or any portion of the Demised Premises in compliance with the terms of Article 11 of this Lease, Landlord, within thirty (30) days following Tenant's request, shall deliver a non-disturbance and attornment agreement (the "Subtenant NDA") for the benefit of such subtenant upon the following conditions:

            (i) the sublease shall be for the balance of the then unexpired portion of the Term less one day but in all events for a term of not less than four (4) years;

            (ii) the sublease shall be for not less than four (4) contiguous full floors and shall cover (x) the highest numerical full floors then not covered by a Subtenant NDA in the base portion of the Building (i.e., floors 2-14) and (y) the lowest numerical full floors then not covered by a Subtenant NDA in the tower portion of the Building (i.e., floors 15 and above), respectively, the base and tower portions of the Building being considered separately for this purpose;

            (iii) the fixed rent and additional rent payable by such subtenant with respect to the subleased premises shall be (A) not more than $2.00 per square foot (inclusive of fixed minimum rent and all additional rent) less than the fixed minimum rent and all additional rent payable under this Lease by Tenant (computed at the rate per square foot payable by Tenant hereunder) prior to the actual date of any such attornment and (B) the greater of (x) the fixed minimum rent and all additional rent payable under the sublease by such subtenant or (y) the fixed minimum rent and all additional rent payable under this Lease by Tenant (computed at the rate per square foot payable by Tenant hereunder) effective as of the actual date of any such attornment;

            (iv) the net worth of the subtenant (exclusive of goodwill) as of the date of the request for the Subtenant NDA and for the three (3) fiscal years immediately preceding the date of the request for the Subtenant NDA shall be not less than six (6) times the greater of (w) the fixed minimum rent and all additional rent payable under the sublease or (x) the fixed minimum rent and all additional rent payable under this Lease by Tenant (computed at the rate per square foot payable by Tenant hereunder) and the subtenant shall have as of the date of such request and for its three (3) most recently ended fiscal years annual net cash flow of not less than four (4) times the greater of (y) the fixed minimum rent and all additional rent payable under the sublease or (z) the fixed minimum rent and all additional rent payable under this Lease by Tenant (computed at the rate per square foot payable by Tenant hereunder), in each case, determined in accordance with generally accepted accounting principles, consistently applied ("GAAP") (or any other comprehensive basis for accounting reasonably acceptable to Landlord in the case of any subtenant that does not regularly and normally prepare its financial statements in accordance with GAAP) and as reasonably determined by Landlord based upon such financial statements and other proof reasonably satisfactory to Landlord as Landlord shall reasonably request;

            (v) if any provision of the sublease shall be less favorable to Landlord than is any term of this Lease (including for this purpose any term in the sublease for which there is no corresponding term in this Lease or vice-versa), the same shall be deemed overridden by such term in this Lease which shall govern and control or shall be deemed stricken from the sublease, as the case may be; and

            (vi) at the time of the request for the Subtenant NDA, there shall be no default beyond any applicable notice and grace period in any of the economic or material non-economic terms of the sublease by the subtenant thereunder.

            The Subtenant NDA to be delivered by Landlord shall be in Landlord's then form and shall provide in effect that so long as such sublease shall be in full force and effect and no event of default on the part of such subtenant has occurred and is continuing beyond applicable grace periods pursuant to such sublease, such subtenant shall not be evicted from the portion or portions of the Demised Premises that are demised under the sublease of such subtenant, nor shall such subtenant's rights or leasehold estate under such sublease be terminated or disturbed or affected except to the extent provided below, by reason of a termination of this Lease resulting from any default by Tenant under this Lease. It shall further provide that such subtenant shall attorn to and recognize Landlord, as its landlord, under all of the then executory terms of such sublease, except that Landlord shall not be (a) liable for any previous act, omission or negligence of Tenant or breach of any representation or warranty by Tenant under such sublease, (b) subject to any counterclaim, defense, or offset theretofore accruing to such subtenant against Tenant, (c) subject to any rent credit or rent abatement provided for in such sublease, (d) bound by any previous modification, amendment, extension, expansion, termination, cancellation or surrender of such sublease made without Landlord's consent or by any previous prepayment of more than one month's rent and additional rent in advance, (e) bound to make any payments to the subtenant provided for in the sublease, (f) obligated to perform any repairs or other work or capital improvements in the subleased premises or the Building beyond Landlord's obligations under this Lease with respect to such subleased premises,
(g) provide or perform any services not related to possession of the subleased premises, (h) bound to refund, or liable for the refund of, all or any part of any security deposit of the subtenant with Tenant for any purpose, unless and until all such security deposit shall have actually been delivered and received by Landlord (and then the obligations of Landlord shall be limited to the amount of such security deposit actually received) or (i) required to cure any default, act or omission which is personal to Tenant and, therefore, not susceptible of cure by Landlord. Landlord's current form of Subtenant NDA is attached to this Lease as Exhibit A(3)" Landlord further agrees that, if Landlord is required to deliver a Subtenant NDA in favor of any subtenant of Tenant, Landlord shall request from any mortgagee and/or holder of any ground or underlying lease a Subtenant NDA in the usual form then used by such mortgagee(s) and/or holder(s) for subtenants (and if any such mortgagee(s) or holder(s) shall not have such a form, then in the same form, delivered by such mortgagee(s) and/or holder(s) to Tenant with such changes thereto as such mortgagee(s) and/or holder(s) shall deem necessary or appropriate under the circumstances, but Landlord shall have no obligation to make any payment to any such mortgagee(s) and/or holder(s) (unless Tenant shall have agreed in writing in advance to reimburse Landlord for any such cost within fifteen (15) days after written demand therefor, or at Landlord's election, Tenant shall have first agreed in writing to pay the same and shall have provided to Landlord good funds sufficient to make such payment) or to take any action whatsoever beyond making such request in good faith and diligently pursuing a response, but Landlord shall have no liability to Tenant hereunder and the rights and obligations of Tenant hereunder shall not be affected in any manner whatsoever if and such mortgagee(s) and/or holder(s) shall fail or refuse to execute such a Subtenant NDA. Tenant shall reimburse Landlord, within fifteen (15) days following Landlord's demand therefor, for all costs, including reasonable attorney's fees, incurred by

----------
(3)   Exhibit A is attached to this Seventeenth Amendment as Exhibit 1.

Landlord in connection with any request by Tenant for a Subtenant NDA (including from Landlord and/or any mortgagee(s) and/or holders, including for this purpose preparing and/or seeking to obtain any such Subtenant NDA and in obtaining the same from any mortgagee(s) and/or holders. Notwithstanding anything to the contrary contained in this Section 28.06, no holder of any ground or underlying lease which succeeds to Landlord's interest in this Lease shall be required to deliver a Subtenant NDA in its capacity as successor Landlord, unless (x) such holder of any ground or underlying lease is a "Related Party" (as hereinafter defined) of Landlord at the time such successor succeeded to Landlord's interest under this Lease and (y) such Related Party successor became Landlord under this Lease as a result of the voluntary merger of the fee and leasehold estates in and to the Building in a transaction participated in by such holder, but not under any other circumstances, including, without limitation, any surrender, termination or merger resulting from a default by Landlord under any such ground or underlying lease no matter how so effectuated (it being agreed that such holder shall not be obligated to deliver a Subtenant NDA unless the requirements of both clauses (x) and (y) are satisfied)." For purposes of this Section 28.06, the term "Related Party" shall mean any person or entity which controls, is controlled by or is under common control with another person or entity, where control, controlled or controlling shall mean (x) direct or indirect ownership of more than fifty percent (50%) of the outstanding voting capital stock of a corporation or more than fifty percent (50%) of the beneficial interests of any other entity, and (y) in either case, the ability effectively to control or direct the business decisions of such corporation or other entity (it being agreed that "control" shall not exist unless the requirements of both clauses
(x) and (y) are satisfied).

            16. Concierge Booth. From and after the date hereof and during the balance of the Term, Tenant (but not any subtenant) shall have the right to use the concierge booth on the north side of the Building as an information center and security desk upon the following conditions:

            (i) the provisions of Section 16.02 of the Lease, as modified by this Seventeenth Amendment, shall apply to all lobby signs used in connection with the booth;

            (ii) Tenant (including any affiliate of Tenant permitted to occupy all or any portion of the Leased Premises in accordance with the terms of the Lease, as modified by this Seventeenth Amendment, shall actually occupy not less than 245,850 rentable square feet in the Building (exclusive of any Basement Space and any space under sublease by or to Tenant);

            (iii) the booth attendant shall be an employee of SPC Services Inc.
                  (or of another company designated by Landlord to provide security services at the Building to Landlord);

            (iv)  Tenant shall bear the entire cost of the booth attendant;

            (v) the booth attendant shall at all times be appropriately attired and the general appearance of the booth at all times shall be maintained in a neat and businesslike manner so as not to reflect adversely on the reputation and character of the

                  Building as a class A office building;

            (vi) Tenant shall have the right to use the booth for a secure controlled access point or system for those floors in the base portion of the Building (i.e., floors 2-14) constituting a portion of the Leased Premises; and

            (vii) Landlord shall have the right to impose such additional reasonable conditions upon the continued use by Tenant of the booth as Landlord shall from time to time deem necessary so as not to reflect adversely on the reputation and character or operation of the Building as a class A office building.

            17. Additional Provisions. (a) Section 2.01(c) of the Lease hereby is amended to add the following words at the end thereof: "or otherwise as expressly provided for herein".

                  (b) Section 2.01(f) of the Lease hereby is amended as follows:

                        (i) The words "(including any delay in receipt of any monies from insurance or any condemnation award to effect any restoration, including any period to adjust such monies or award or to obtain the release of funds from a mortgagee, provided the party in question uses reasonable diligence to adjust and collect such monies or award or to obtain such release)" are added immediately following the word "fire" in the eighth line of the first sentence thereof.

                              (ii) The words", except for any lack of funds
attributable to any delay described in the immediately preceding sentence and not any other lack of funds" are added at the end of the last sentence thereof.

                        (c) Section 2.01 of the Lease hereby is amended to add a new subsection (i) at the end thereof as follows:

                        "(i) "business days" shall mean all days, excluding Saturdays, Sundays and holidays established by any union contract applicable to employees at the Building, or if there is no contract in effect, all holidays recognized by the State of New York and all Federal holidays (provided, if a holiday is celebrated on different days by the State and the Federal governments, only one of such days, as selected by Landlord shall be a holiday), all of which excluded days shall be "holidays" for the purposes of this Lease."

                        (d) Section 3.02.B of the Lease hereby is amended to add the following words at the end thereof: ", and which fixed minimum rent and additional rent shall, if payable by check, be by check of Tenant drawn on a bank located in the United States so long as Landlord or Landlord's designated collection agent actually receives the check on the first business day of each month during the Term, otherwise the check shall be drawn on a bank that is a member of the New York Clearinghouse Association".

                        (e) Section 4.02(d) of the Lease hereby is amended to add the following sentences at the end thereof: "In furtherance of the foregoing, Tenant shall not, without the prior written consent of Landlord, allow a "Servicing Company" (defined below) to install any telephone, data, information or other communications equipment in the Demised Premises to service premises occupied by persons other than Tenant (and/or its affiliates and/or subtenants which are permitted to occupy all or any portion of the Leased Premises in accordance with the terms of the Lease, as modified by this Seventeenth Amendment). For example, the Demised Premises may not be used as a so-called "switching" or "relay" station serving third parties (that is, parties other than Tenant and its affiliates) without such consent by Landlord. In granting such consent, Landlord may require that the Servicing Company enter into a license agreement with Landlord confirming that the Servicing Company shall have no independent rights in the Demised Premises and that upon termination of this Lease, for whatever reason, the Servicing Company shall have no right to leave its equipment in the Demised Premises. Landlord may make a reasonable charge to the Servicing Company for allowing it to install its equipment in the Demised Premises. A "Servicing Company" means a person, firm, corporation or other entity other than Tenant whose equipment services not only the Demised Premises, but other premises or parties as well."

                        (f) A new Section 4.04 hereby is added to the Lease providing as follows:

                            "Section 4.04. Tenant represents and covenants that
it shall not introduce or maintain, or permit to be introduced or maintained, any Hazardous Substances on or about the Demised Premises other than common cleaning fluids, janitorial supplies and other chemicals and substances customarily used by Tenant in the operation of its business then conducted at the Leased Premises in quantities considered reasonable, properly stored, handled and consumed or used and at all times in accordance with good management practices regarding the same and in compliance with and so long as the same shall be permitted by all applicable laws, ordinances, statutes, rules and regulations of all governmental authorities having jurisdiction thereof, including, without limitation, all environmental laws, ordinances, statutes, rules and regulations."

                        (g) Section 5.03 of the Lease hereby is deleted in its entirety and the following Section 5.03 is substituted in lieu thereof:

                            "Section 5.03. Tenant will not suffer or permit any
liens to stand against the Demised Premises, the Building or the Land or any part thereof, by reason of any work, labor, services or materials done for, or supplied to, or claimed to have been done for, or supplied to, Tenant, or anyone holding the Demised Premises or any part thereof through or under Tenant. If any such lien is at any time filed against the Demised Premises or the Building or the Land, Tenant shall cause the same to be discharged of record within thirty
(30) days after the date of filing of the same, by either payment, deposit or bonding (and the failure of Tenant to do so shall be a material default hereunder entitling Landlord to give a notice to Tenant pursuant to the provisions of Section 18.01 hereof). In addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, procure the discharge of such lien either by paying the amount claimed to be due by deposit in court or bonding, and/or Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest and costs. Any amount paid or deposited by Landlord for any of the aforesaid purposes, and all legal and other expenses of Landlord, including, without limitation, attorneys' fees incurred in defending such action or in procuring the discharge of such lien, with all necessary disbursements in connection therewith, shall become due and payable on the date of payment or deposit, as additional rent hereunder and shall be paid to Landlord by Tenant within fifteen (15) days after demand therefor. Nothing in this Lease will be deemed to be, or construed in any way as constituting, the consent or request of Landlord, express or implied by inference or otherwise, to any person, firm or corporation for the performance of any labor or the furnishing of any materials for any construction, rebuilding, alteration or repair of or to the Demised Premises, the Building or the Land or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials which might in any way give rise to the right to file any lien against Landlord's interest in the Demised Premises, the Building or the Land."

                  (h) Section 8.01 of the Lease hereby is amended as follows:

                        (i) The words "(including Section 8.05 with respect to the 7th through 14th floors only)" appearing in the first and second lines thereof are deleted.

                        (ii) The words "including, without limitation, any requirement pursuant to the provisions of New York City Local Law No. 5 of 1973 (or successor law)" are added after the words "any public officer or officers" appearing in the fifth line thereof.

                        (i) Section 8.05 of the Lease hereby is deleted in its entirety.

                  (j) Section 9.04.A of the Lease hereby is amended by adding the words "or Tenant's manner of use of the Basement Space, if such use shall be for other than storage or for the other Additional Existing Basement Uses" after the words "this Lease" appearing in the second line of the first sentence.

                  (k) Section 9.05.A of the Lease hereby is amended as follows:

                        (i) The words "as well as the holder of any mortgage" are added after the words "underlying lease" appearing in the third line of the first sentence thereof.

                        (ii) The words "Three Million ($3,000,000)" appearing in the eighth line of the first sentence thereof are deleted and the words "Ten Million ($10,0000,000)" are substituted in lieu thereof.

                        (iii) The second sentence thereof is deleted in its entirety.

                  (l) Section 9.05.B of the Lease hereby is amended by deleting the words "of recognized responsibility" appearing in the third line thereof and substituting the words "having a minimum AM Best Rating of A X and be licensed to do business in the State of New York" in lieu thereof.

                  (m) Section 10.01.C of the Lease hereby is amended as follows:

                        (i) The words "thirty (30)" appearing in the sixth line of the first sentence thereof are deleted and the words "ninety (90)" are substituted in lieu thereof.

                        (ii) The words "six (6)" appearing in the eighth line of the first sentence thereof and the second line of the third sentence thereof are deleted and the words "fourteen (14)" are substituted in lieu thereof.

                        (iii) The words "three (3)" appearing in the fourth line of the third sentence are deleted and the words "six (6)" are substituted in lieu thereof; such sentence is further amended by adding the words "(said period to be extended for a period of time equal to Unavoidable Delays, but in no event beyond a period of three (3) additional months" in the fourth line thereof immediately following the words "such fire or casualty"; and such sentence is further amended by deleting the words "three (3) month period" appearing as the last words in the last line thereof and substituting the words "six (6) month period (as the same may be extended by reason of Unavoidable Delays, but in no event beyond a period of three (3) additional months)" in lieu thereof.

                        (iv) The words "three (3) month period" appearing in the second line of the fourth sentence are deleted and the words "six (6) month period (as the same may be extended by reason of Unavoidable Delays, but in no event beyond a period of three (3) additional months)" are substituted in lieu thereof; and such sentence is further amended to delete the words "eight (8)" appearing in the second and third sentences thereof and substituting the words "fourteen (14)" in lieu thereof.

                  (n) Section 10.02 of the Lease hereby is amended as follows:

                        (i) The words "three (3)" appearing in the second and third lines of the first sentence thereof are deleted and the words "two (2)" are substituted in lieu thereof.

                        (ii) The entire third sentence thereof is deleted and the following is substituted in lieu thereof: "Any notice to terminate given by Landlord or Tenant as hereinabove provided in this Section 10.02 on or prior to the date by which Tenant shall have the right to elect at its option to extend the Term of this Lease pursuant to an express provision of this Lease shall be of no force or effect if (a) Tenant shall have theretofore exercised its option to extend the Term under such provision or (b) Tenant shall, within twenty (20) days after the giving of such notice of termination by Landlord, exercise its option to extend the Term under such provision."

                  (o) Section 11.03.A of the Lease hereby is amended by deleting the last sentence thereof.

                  (p) Section 11.03.B of the Lease hereby is amended by deleting the date "July 1, 1998" appearing in clause B(1)(iv) thereof and substituting the date "July 1, 2013" in lieu thereof.

                  (q) Section 12.04 of the Lease hereby is amended by deleting the entire proviso at the end of the first sentence thereof starting with the words "provided, however" and ending with the words "of such indemnity".

                  (r) Article 12 of the Lease hereby is amended by adding the following Section 12.05:

            "Section 12.05. Landlord agrees to indemnify, defend and save harmless Tenant and its agents and employees from and against any and all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, fines, penalties, interest and expenses (including, but not limited to, attorneys' fees and disbursements incurred in any action or proceeding), to which Tenant or any such agent or employee may be subject or suffer arising from, or in connection with, (i) any liability or claim for any personal or bodily injury to, or death of, any person or persons or damage to property (including any loss of use thereof) occurring in or about the common areas of the Building, or (ii) any work, installation or thing whatsoever done or omitted (other than by Tenant or its contractors or the agents or employees of either) in the common areas of the Building, or (iii) negligent or other wrongful act on the part of Landlord's agents, servants, invitees or employees, in each case during the Term of this Lease. Nothing contained in this Section 12.05 shall be construed as indemnifying Tenant against the acts, omissions or negligence of Tenant, its agents, servants, invitees or employees."

                  (s) Section 15.02 of the Lease hereby is amended as follows:

                        (i) The words "twelve (12)" appearing in the first line thereof are deleted and the words "twenty-four (24)" are substituted in lieu thereof.

                        (ii) The following sentence is added at the end thereof:
"In addition, Tenant shall cooperate in good faith with Landlord if Landlord shall make a good faith request of Tenant that Landlord be allowed to exhibit the Demised Premises to prospective tenants at any earlier time without interfering with Tenant's usual business operations."

                  (t) Section 18.04.A(a) of the Lease hereby is amended by adding the words "or any further extended Term if such further extended Term has commenced" immediately following the words "has commenced" in the ninth and tenth lines thereof.

                  (u) Section 18.04.A(b) of the Lease hereby is amended by adding the words "or any further extended Term if the option therefor shall have been validly exercised pursuant to an express provision of this Lease granting such an option" immediately following the words "pursuant to Article 38" in the eighth line thereof.

                  (v) Section 22.01.A(1) of the Lease hereby is amended by deleting in its entirety the balance of the first sentence following the words "Friday, holidays excepted" appearing in the second line thereof; and such section is further amended by adding the words "to enable Tenant" after the words "cost and expense," appearing in the first line of the last sentence thereof.

                  (w) Section 22.01.A(3) of the Lease hereby is deleted in its entirety and the following is substituted in lieu thereof: "Provide cleaning and janitorial services on business days as is set forth on Schedule C."(1) Tenant agrees to employ such office maintenance contractor as Landlord may from time to time designate, for all office cleaning (other than those cleaning services Landlord is obligated to furnish), including, without limitation, all waxing, polishing, and lamp replacement, and all maintenance work in the Demised Premises, provided that (x) the quality thereof and the charges therefor are reasonably comparable to that of other contractors and (y) that, if Landlord shall hereafter change office maintenance contractors (for services other than those cleaning services Landlord is obligated to furnish), Landlord shall use commercially reasonable efforts

----------
(1) Schedule C is attached to this Seventeenth Amendment as Schedule 4 and supersedes and replaces Schedule C to the Original Lease.

to secure in its contract with such contractor the requirement that it make available to Tenant employees selected by Tenant to perform office maintenance work at the hourly rate provided therefor in such contract and, provided, further, that any such office maintenance contractor shall be overseen by SPC Services Inc. ("SPC") (so long as SPC shall continue to provide quality services at charges therefor that are reasonably comparable to that of other contractors providing similar services) or by another company designated by Landlord to provide such security services or such oversight supervision of maintenance and cleaning at the Building to Landlord; provided, however, that if Landlord shall desire to designate another company to provide security services or such oversight supervision of maintenance and cleaning at the Building to Landlord, Landlord shall first notify Tenant in writing of such intention and shall furnish Tenant with the name of at least two (2) such companies (which shall be independent and of comparable quality and the charges thereof shall be reasonably comparable to that of other companies providing such security services or such oversight supervision of maintenance and cleaning), and Tenant shall have the right to select the company from among such companies to provide such services. Tenant shall make such selection within ten (10) business days of notice from Landlord to Tenant of Landlord's intention to employ another company (failing which Landlord shall make such selection); provided, however, that, if Landlord shall, in Landlord's good faith judgment, determine that it must in the best interests of Landlord, the Building and all tenants (including Tenant) make such a change under circumstances that do not allow for such notice and response from Tenant, then Landlord shall give Tenant such notice and opportunity to select, if any, as shall be practicable under the circumstances. If Landlord shall not have followed the procedure of providing Tenant with the name of at least two (2) such other companies and ten (10) business days' within which to make its selection, then

Landlord's right to employ another company to provide security services or such overnight supervision of maintenance and cleaning shall be temporary and for a period not to exceed ninety (90) days, during which 90-day period Landlord shall be obligated to follow the aforesaid procedure. Tenant shall not employ any other contractor without Landlord's prior written consent unless for cause, notice of which shall have first been sent to Landlord in writing. Before employing any other contractor following the giving by Tenant to Landlord of such a notice of Tenant's desire to employ another contractor for cause, Landlord and Tenant shall confer and Landlord shall have a reasonable opportunity to remedy Tenant's proper grievances."

                  (x) Section 22.03 of the Lease hereby is amended by adding the words "(after-hours services)" after the words "this Article" appearing in the fourth line thereof; and such section is further amended by deleting the words ", after receipt of reasonable notice from Tenant of the necessity therefor," appearing in the fourth and fifth lines thereof and by adding the following at the end thereof immediately following the words "administrative charges":
"subject to the following provisions:

                     (1) Tenant shall give written notice of its desire for after-hours service to Landlord's management representative in charge of the Building as follows:

                        (i) Prior to 3:00 P.M. in the case of after-hours service on business days.

                        (ii) Prior to 3:00 P.M. on Friday in the case of after-hours service on Saturday or Sunday.

                        (iii) Prior to 3:00 P.M on the business day preceding a holiday in case of after-hours service on a holiday.

In addition, Landlord shall cooperate in good faith with Tenant if Tenant shall make a good faith request in writing of Landlord's management representative in charge of the Building at other hours that Landlord provide after-hours service; provided, however, that Tenant shall reimburse Landlord within fifteen (15) days after written demand therefor (together with reasonably detailed back-up and an invoice) for the additional cost to Landlord, if any, for labor or otherwise necessitated by such late request.

                     (2) Tenant agrees to pay such additional charges within fifteen (15) days after demand therefor by Landlord."

                  (y) Section 22.04 of the Lease hereby is deleted in its entirety and the following Section 22.04 is substituted in lieu thereof:

                  "Section 22.04.(a) Tenant, at its sole cost and expense shall cause the Demised Premises to be exterminated on a monthly basis to the satisfaction of Landlord and shall for such purposes employ exterminators designated by Landlord.

                  (b) If Tenant shall have facilities on the Demised Premises for cooking, drinking, eating, washing and/or storage of food, or similar items, Tenant shall, on a weekly basis, cause the portion of the Demised Premises on which such facilities are located to be exterminated to the satisfaction of Landlord by exterminators designated by Landlord. The foregoing shall not, however, constitute any approval to the use of the

Demised Premises for such purposes (unless expressly permitted in this Lease).

                  (c) If Tenant fails to comply with the provisions of this
Section 22.04, Landlord, in addition to any other remedies available to it under this Lease or pursuant to law, may perform such service, and the cost therefor shall be paid by Tenant as additional rent within fifteen (15) days after demand therefor."

                  (z) Section 22.05 of the Lease hereby is amended by adding the words "or shall pay to Landlord's contractor at Landlord's direction the cost of" after the words "cost to Landlord of" appearing in the second and third lines thereof; and such section is further amended by adding the words "or by any use of the Demised Premises after customary business hours" at the end thereof.

                  (aa) Section 26.01 of the Lease hereby is amended by adding the words "Landlord or" after the words "at the election of" appearing in the third and sixth lines thereof.

                  (bb) Section 26.02 of the Lease hereby is amended by deleting such section in its entirety and substituting the following Section 26.02 in lieu thereof:

                  "Section 26.02. The arbitration of disputes hereunder shall be conducted as follows:

            With respect to any matter under this Lease for which arbitration is provided as the method of dispute resolution, such matter shall be resolved by arbitration in Manhattan by an arbitration panel selected from the panel of retired judges or arbitrators (each, an "arbitrator") maintained by Comprehensive Alternative Dispute Resolution Enterprises, Inc. ("CADRE"). If CADRE shall no longer exist or shall be unwilling or unable to act, such dispute shall be resolved by another reputable commercial arbitration company which has expedited arbitration procedures which meet the time frame set forth herein, as Landlord shall select (the "Company"), provided, however, that Tenant may dispute Landlord's choice of the Company, in which event the parties shall mutually agree upon the Company, and if the parties shall be unable to agree upon the Company, the Company shall be appointed by any judge of a court of competent jurisdiction in the City of New York. Upon selection of the Company, the parties agree that the balance of this Section 26.02 shall continue to apply with the substitution of the Company in lieu of CADRE.

            If Landlord or Tenant so desires to submit such a dispute to CADRE, such party shall notify the other in writing of such desire, and within ten (10) business days thereafter (the "Arbitration Commencement Date"), shall make such submission and deliver all applicable applications and documents to CADRE, including, but not limited to, an agreement to arbitrate (which shall be joined in by both Landlord and Tenant) to initiate the arbitration with a copy of the entire submission being delivered simultaneously to the other party. The arbitration shall be conducted pursuant to the then existing rules, regulations, practices and expedited procedures of CADRE, modified as herein provided. If such rules do not permit such expedited procedure or modification to the rules, then such rules of CADRE shall govern, it being the intent of the parties, however, to conduct the arbitration in the most expeditious manner permitted by the rules. To the extent that any applicable law imposes requirements different than those of CADRE, as modified herein, in order for the determination of the arbitration panel to be enforceable in the courts of the State of New York, then such requirements shall be complied with in the arbitration.

            Each party shall designate in writing to the other an arbitrator from among the list of CADRE arbitrators within ten (10) business days after the Arbitration Commencement Date. If either Landlord or Tenant shall fail to select an arbitrator, the party which shall have selected an arbitrator (the "Designating Party") shall have the right to give a reminder notice to the party which shall have failed to make a selection stating that, unless such an arbitrator shall be selected within ten (10) days thereafter (the "Reminder Period"), then the arbitrator selected by the Designating Party shall be the sole arbitrator who shall conduct the arbitration. If such failure shall continue for such 10-day period following the giving of the reminder notice, then the arbitrator selected by the Designating Party shall conduct the arbitration alone and the balance of this Section 26.02 shall apply. Such arbitration shall commence within five (5) business days after the expiration of the Reminder Period, and the arbitrator selected by the Designating Party shall make a determination within ten (10) business days after conclusion of the arbitration.

            The two (2) arbitrators so selected by Landlord and Tenant shall select a third arbitrator from among the list of CADRE arbitrators within five
(5) business days of the designation of the second arbitrator and, if the two
(2) arbitrators designated by the parties cannot agree, the third arbitrator shall be designated upon the application of either Landlord or Tenant to CADRE in accordance with its rules and regulations.

            The three (3) arbitrators so designated shall thereupon conduct the arbitration of such issue, which shall commence within five (5) business days after the designation of the complete panel, and the written determination by a majority of such arbitrators shall be conclusive and binding upon Landlord and Tenant, shall constitute an "award" and judgment may be entered thereon in any court of competent jurisdiction.

            The arbitrators shall render their determination in a signed and acknowledged written instrument, original counterparts of which shall be sent simultaneously to Landlord and Tenant, within ten (10) business days after their conclusion of the arbitration but in any event no later than forty-five (45) days after the designation of the complete panel.

            Each party shall pay its respective costs of any proceedings pursuant to this Section 26.02, including those relating to the arbitrator designated by it, and each shall pay one-half (1/2) of the costs of the third arbitrator (provided, however, that the prevailing party shall have the right to be reimbursed for its reasonable fees and expenses within twenty (20) days after submission of a bill therefor to the losing party, which shall include, without limitation, reasonable attorneys' fees and expenses, the cost of the arbitrators and the cost for any court reporter or stenographic service).

            Any determination pursuant to this Section shall be confidential and neither Tenant, nor any person, firm or corporation acting on behalf of Tenant shall in any manner whatsoever make any public disclosure of any such determination to representatives of the press, to other tenants of the Building or otherwise, unless required to confirm the award and to enter judgment thereon, or unless required by law or regulation or order or directive of a court of competent jurisdiction.

                  (cc) Section 28.05 of the Lease hereby is deleted in its entirety. In lieu thereof, Landlord hereby represents and warrants as follows:

                  (a) That 7 Third Avenue Leasehold LLC, of c/o Sage Realty Corporation, 777 Third Avenue, New York, New York 10017, is the holder of record, as of the date of execution of this Seventeenth Amendment by Landlord, of the leasehold estate in the "Ground Lease," as such term is hereinafter defined, and title to the Building, with full right, power and authority to execute and deliver this Seventeenth Amendment as Landlord, and that 7 Third Avenue Fee LLC, of c/o Sage Realty Corporation, 777 Third Avenue, New York, New York 10017, is the holder of record, as of the date of the execution of this Seventeenth Amendment by Landlord, of the lessor's interest in the Ground Lease.

                  (b) That as of the date of execution of this Seventeenth Amendment by Landlord, there are no leases superior in lien to the Lease, as modified by this Seventeenth Amendment, other than that certain ground lease, dated as of June 1, 1964 (the "Ground Lease"), between John Hancock Mutual Life Insurance Company, as landlord, and William Kaufman and Jack D. Weiler, as tenant, a memorandum of which Ground Lease was recorded on June 24, 1964 in Liber 5280, Cp.169 in the Office of the City Register of the City of New York, New York County (the "City Register's Office"), and which Ground Lease has been amended by a First Lease Amendment, dated as of September 2, 1965, and recorded on September 2, 1965 in Liber 5341, Cp. 228, and a Second Lease Amendment, dated as of April 15, 1976, a memorandum of which was recorded on December 2, 1976 in Reel 385, page 5, all in the City Register's Office.

                  (c) That, as of the date of execution of this Seventeenth Amendment by Landlord, there are no mortgages upon the Ground Lease or the Building other than that certain (i) consolidated first mortgage created pursuant to that certain

Mortgage Modification, Consolidation, Spreader and Security Agreement, dated as of February 8, 1995, held by LaSalle National Bank, as Trustee for Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1995-MD III and recorded on February 16, 1995 in Reel 2183 at Page 907 in the City Register's Office, as thereafter modified by that certain Amendment to Mortgage Modification, Consolidation, Spreader and Security Agreement, made as of the 4th day of April, 1995, and recorded on April __, 1995 in Reel ____ at Page ____ in the City Register's Office and (ii) additional mortgage created pursuant to that certain Collateral Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of February 8, 1995, also held by LaSalle and recorded on February 16, 1995, in Reel _____ at Page_____.

                  (dd) Section 32.01 of the Lease hereby is amended by the addition of the following sentences at the end thereof: "Tenant shall have the right to dispute the reasonableness of any rules and regulations hereafter adopted by Landlord or any modifications to any existing rules made after the date hereof. If Tenant disputes the reasonableness of any such additional Rule or Regulation or any such modification hereafter adopted by Landlord (which shall include for the purposes of this Section 32.01 any such rule or regulation or modification thereof affecting Tenant's use of the concierge booth on the north side of the Building) or any such modification hereafter adopted by Landlord, the dispute shall be submitted for arbitration pursuant to Article 26 of this Lease. The right to dispute the reasonableness of any such additional rule or regulation or any such modification upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice upon Landlord within sixty (60) days after receipt by Tenant of notice of the adoption of any such additional rule or regulation or any such modification. Tenant's compliance with any such additional rule or regulation or any such modification shall not be deemed a waiver of Tenant's right to contest the reasonableness of the same. Notwithstanding anything to the contrary contained herein, Tenant shall be bound to comply with any such additional rule or regulation or any such modification during any period of dispute with respect to the reasonableness of the same until Tenant shall be the prevailing party in any such arbitration or unless agreed to otherwise in writing by Landlord and Tenant."

                  (ee) Article 37 of the Lease hereby is deleted in its entirety; provided, however, that the rights and obligations of Landlord and Tenant with respect to any period prior to the date hereof shall be determined by such Article unaffected by this section and, provided, further, that any terms which are defined in such Article which are used elsewhere in the Lease, as modified by this Seventeenth Amendment, shall continue to have the meanings ascribed to them in the deleted Article.

                  (ff) Schedule D to the Lease hereby is amended by adding a new paragraph 21 as follows: "21. Any and all wet and/or food garbage, including coffee grinds, are to be deposited in a plastic liner bag in a waste basket or other receptacle."

            18. Lease in Full Force. Except as hereby expressly modified, the parties agree that the Lease is and shall continue in full force and effect.

            19. Prior Understanding. This Seventeenth Amendment supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein.

            20. Construction of Lease. The parties agree that they have each been represented by counsel in connection with the Lease, as modified by this Seventeenth Amendment, and that the Lease, as modified by this Seventeenth Amendment, shall be interpreted according to its fair construction and shall not be construed against either party as drafter.

            21. Enforceability. This Seventeenth Amendment shall be of no force or effect, and neither Landlord nor Tenant shall have any rights hereunder, until each of Landlord and Tenant shall have executed and delivered to the other a signed copy thereof.

            With reference to the forty-five day period provided for in Section
5.01 of the Lease, as modified by this Seventeenth Amendment, contained on page 60 hereof, Landlord further agrees that Tenant shall have a right (x) to complete any work already in progress and/or committed to and/or (y) to commence maintenance projects(s) and use New York Paint or Dorff in connection therewith so long as the work is commenced within the forty-five day period, in each case, so long as the same is thereafter prosecuted to completion using due diligence (regardless of whether the same extends beyond 45 days).

            With reference to Annex I to Schedule I of this Seventeenth Amendment, Landlord agrees that if Landlord is able to obtain an assignment or sublease from Executive Health Group of the 21st floor, then Landlord shall notify Tenant thereof and Tenant shall have the right to elect, such right to be exercised by notice to Landlord given within one hundred and eighty (180) days of Landlord's notice to Tenant, to further sublease from Landlord such space on the rental terms payable by Landlord and otherwise on the terms of Landlord's assignment or sublease for the entire term that Landlord has under its assignment or sublease and to add the 21st floor to the Leased Premises at the expiration thereof on all the terms of the Lease, as modified by this Seventeenth Amendment, except that Tenant shall take the 21st floor "as is" in the condition it exists on the date that the further sublease with Landlord commences and Landlord shall pay to Tenant $165,550 within fifteen (15) days of the presentation to Landlord of invoices together with reasonably detailed back-up for improvements to such floor made by Tenant in lieu of Landlord satisfying the provisions of Sections 6. A.(a)(i) through (vii) inclusive of this Seventeenth Amendment which shall be waived by Tenant.

            IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Seventeenth Amendment as of the date and year first above written.

                        SAGE REALTY CORPORATION, as Agent


                        By:_______________________________
                           Name: Robert Kaufman
                           Title: Executive Vice President


                        GREY ADVERTISING INC.


                        By:____________________________________
                           Name: Edward H. Meyer
                           Title: Chairman and President

STATE OF NEW YORK   )
                    )  SS.:
COUNTY OF NEW YORK  )

            On the 3rd day of February, 1998, before me personally came ROBERT KAUFMAN, to me known, who being by me duly sworn, did depose and say that he resides at 18 Martin Court, Great Neck, New York; that he is the Executive Vice President of SAGE REALTY CORPORATION, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.

-----------------------------------
Notary Public

STATE OF NEW YORK   )
                    )  SS.:
COUNTY OF NEW YORK  )

            On the 3rd day of February, 1998, before me personally came Edward
H. Meyer, to me known, who being by me duly sworn, did depose and say that he resides at 580 Park Avenue, New York, New York; that he is the Chairman and President of GREY ADVERTISING INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.

--------------------------------
Notary Public

                                   SCHEDULE 1

                  Schedule Regarding Additional Premises Space

                               [Follows this page]

                           ADDITIONAL PREMISES SPACE

--------------------------------------------------------------------------------
                                   SCHEDULE 1
--------------------------------------------------------------------------------
                                    Part 1-A
--------------------------------------------------------------------------------
                                                        ANNUAL        ANNUAL
                                                        MINIMUM       MINIMUM
                           RENTABLE                    FIXED RENT    FIXED RENT
            EXPIRATION/     SQUARE     SECTION 23.01    THROUGH       AFTER
FLOOR/UNIT   VACANCY        FOOTAGE     PERCENTAGE     12/31/04      12/31/04
--------------------------------------------------------------------------------
  19 A       09/30/02        5,572       1.047%       $156,016.00   $172,732.00
--------------------------------------------------------------------------------
  27 A (1)    VACANT         7,167       1.347%       $200,676.00   $222,177.00
--------------------------------------------------------------------------------
  30 (2)     12/31/99       12,000       2.255%       $336,000.00   $372,000.00
---------------------------=====================================================

--------------------------------------------------------------------------------
                                   SCHEDULE 1
--------------------------------------------------------------------------------
                                    Part 1-B
--------------------------------------------------------------------------------
                                                                       LAST
                                                                     ADDITIONAL
                           RENTABLE                     EXISTING      PREMISES
            EXPIRATION/     SQUARE     SECTION 23.01     OPTION        SPACE
FLOOR/UNIT   VACANCY        FOOTAGE     PERCENTAGE       RIGHTS     NOTICE DATE
--------------------------------------------------------------------------------
  17         04/30/99       12,000       2.255%              None      04/30/98
--------------------------------------------------------------------------------
  18 A (3)   07/31/04        6,354       1.194%                (4)     07/31/03
--------------------------------------------------------------------------------
  18 B       04/30/99        5,646       1.061%              None      04/30/98
---------------------------=====================================================
                            12,000       2.255%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  21         04/30/99       12,000       2.255%              None      04/30/98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
24 A,B (7)   12/31/05        9,348       1.757%                (5)     12/31/04
--------------------------------------------------------------------------------
  24 C       10/31/99        1,057       0.199%                (9)     10/31/98
--------------------------------------------------------------------------------
  24 D       04/30/01        1,595       0.300%                (9)     04/30/00
---------------------------=====================================================
                            12,000       2.255%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
26 A,B (7)   07/31/04        7,583       1.425%                (8)     07/31/03
--------------------------------------------------------------------------------
  26 C       07/31/03        2,513       0.472%              None      03/01/98
--------------------------------------------------------------------------------
  26 D       05/31/99        1,904       0.358%              None      05/31/98
---------------------------=====================================================

----------

(1)   Tenant has agreed to waive the provisions of Sections 6.A.(d) (i) through
      (vii) inclusive and has agreed to take such space "as-is," in the present condition thereof.

(2) See Annex I. Captioned terms used but not defined in Annex I and Annex II have the meanings ascribed to them in this Seventeenth Amendment.

(3)   See Annex III.

(4)   See Annex IV.

(5)   See Annex V.

--------------------------------------------------------------------------------
                                   SCHEDULE 1
--------------------------------------------------------------------------------
                                    Part 1-A
---------------------------=====================================================
                            12,000       2.255%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  27 B       12/31/99        4,833       0.908%               (6)          (10)
================================================================================

--------------------------------------------------------------------------------
  32 A (7)   07/31/99        3,454       0.649%              None      07/31/98
--------------------------------------------------------------------------------
  32 B       12/31/99        2,801       0.526%              None      12/31/98
--------------------------------------------------------------------------------
  32 C       04/30/99        1,780       0.335%              None      04/30/98
--------------------------------------------------------------------------------
  32 D       02/28/01        3,965       0.745%              None      02/28/00
---------------------------=====================================================
                            12,000       2.255%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  35         12/31/99       12,000       2.255%               10/      12/31/98
--------------------------------------------------------------------------------

                                     ANNEX I

Landlord and Tenant have discussed the possible substitution of the 21st floor for the 30th floor, but have not yet agreed to the same. If Landlord and Tenant hereafter shall agree to such substitution, then such substitution shall be effected by an amendment to this Schedule 1, Part 1-A containing the particulars of such substitution. If the 21st floor shall be so substituted for the 30th floor, then Tenant shall be deemed to have waived its right to add the 30th floor to the Leased Premises. If the 21st floor shall not be so substituted for the 30th floor, then the 21st floor shall remain on Schedule 1, Part 1-B*. Neither Landlord nor Tenant shall be obligated to agree to any such substitution, and the failure to so agree shall not affect in any manner whatsoever the respective rights and obligations of Landlord or of Tenant under the Lease, as modified by this Seventeenth Amendment.

----------

(6)   See Annex II.

* except that if Tenant shall exercise its option to add the 21st floor under the option applicable to Schedule 1, Part 1-B then Landlord shall pay to Tenant $165,550 within fifteen (15) days of presentation to Landlord of invoices together with reasonably detailed back-up for improvements to such floor made by Tenant in lieu of Landlord satisfying the provisions of Sections 6.A(a)(i) through (vii) inclusive of this Seventeenth Amendment which shall be waived by Tenant.

                                    ANNEX II

Cable and Wireless, Inc. ("Cable"), the existing tenant, has an option to extend the term of its lease for a single 5-year period which is required to be exercised nine (9) months (i.e., March 31, 1999) prior to its lease expiration date. Landlord agrees to give Tenant notice within ten (10) days of Cable's effectively exercising its option to extend or of Cable's failure to exercise such option. If Cable exercises its option to extend its lease, then Tenant shall have the option, to be exercised within thirty (30) days after Landlord shall have notified Tenant of Cable's exercise of its option to extend (time being of the essence as to any such date), to surrender Unit 27 A upon the date the ("Surrender Date") specified in Tenant's notice to Landlord of its intention to surrender Unit 27 A. The Surrender Date shall not be earlier than thirty (30) days nor later than three hundred sixty-five (365) days after Tenant's notice of its intention to surrender and vacate Unit 27 A unless Tenant shall have together with its notice of intention to surrender Unit 27 A exercised Tenant's option to add to the Leased Premises an additional floor from among the floors contained on Schedule 1, part 1-B, in which event the date shall be up to ninety
(90) days after the Additional Premises Space Effective Date as to such floor (or if such floor consists of more than one unit of space, such date as to one or more units which in the aggregate equal or exceed the rentable square footage of Unit 27 A. For avoidance of doubt, it hereby is acknowledged that Tenant shall not be obligated to exercise its option to surrender Unit 27 A, and the failure of Tenant to give any such notice shall be deemed an election by Tenant not to surrender such space. Tenant shall deliver vacant possession of Unit 27 A to Landlord on the Surrender Date in the condition required by the Lease, as modified by this Seventeenth Amendment, as if such date were the date set forth therein for the termination thereof, as it affects such space. Tenant shall have no responsibility from and after the Surrender Date regarding any obligations with respect to Unit 27 A occurring after Tenant's vacating and surrendering of Unit 27 A, provided, however, that notwithstanding such surrender, Tenant shall be and remain liable for any and all fixed minimum rent and additional rent due and owing for Unit 27 A, whether or not theretofore billed, for the period through and including the Surrender Date, and for any occurrences therein prior to Tenant's vacating and surrendering of Unit 27 A. Tenant's failure to pay any such sums and/or to deliver Unit 27 A to Landlord as herein required shall be deemed a default entitling Landlord to all remedies provided for in the Lease, as modified by this Seventeenth Amendment, or otherwise available at law. As of the Surrender Date, and if Tenant shall have vacated and surrendered Unit 27 A as herein provided, the Lease, as modified by this Seventeenth Amendment, shall be amended to provide for a reduction in the annual fixed minimum rent payable pursuant to Article 3 thereof by the Additional Premises Space Rent for such space, an appropriate reduction of the Section 23.01 Percentage, a reduction of the Wage Rate Factor referred to in Section 23.03 thereof as contained in
Section 4(c) of this Seventeenth Amendment by the Additional Premises Space Square Footage for such space and otherwise as shall be necessary to reflect the elimination of Unit 27 A from the Leased Premises. Promptly after Tenant's vacating and surrendering of Unit 27 A, Landlord and Tenant shall execute and deliver an agreement eliminating Unit 27 A from the definition of the Leased Premises and otherwise effectuating such elimination. The failure of the parties to enter into such an agreement hereunder shall not affect their respective rights and obligations.

If Cable fails to exercise its option to extend the term of its lease, then Tenant shall have fifteen (15) days following Tenant's receipt of Landlord's notice of such failure to exercise Tenant's option to add such space to the Leased Premises for all purposes of the Lease, as modified by this Seventeenth Amendment (i.e., such tenth day shall be the Last Additional Premises Space Notice Date as to such space).

                                    ANNEX III

If Tenant shall exercise its option to add to the Leased Premises any unit of space which is less than a full floor, then Tenant shall be deemed, automatically and without the need for any further notice to have exercised the option to add the remaining units on such floor to the Leased Premises (the intention of the parties being that, with the exception of floors 19 and 27, Tenant shall take space as full floors).

                                    ANNEX IV

Kenzer Corporation ("Kenzer"), the existing tenant, has a right to extend its lease for a single 5-year period which is required to be exercised on or before July 31, 2003, which is twelve (12) months prior to its lease expiration.

                                     ANNEX V

Kaufmann, Feiner, Yamin, Goldin & Robbins, LLP ("Kaufmann"), the existing tenant, has an option to expand for any space that becomes available on the 24th floor, provided that Kaufmann has notified Landlord that they require additional space (which notice can be given at any time). Kaufmann must respond within ten
(10) days after Landlord's notice to Kaufmann of the availability of space (and provided that not less than four (4) years remain in the lease term as of the expansion space commencement date), the lease term expiring on December 31, 2005.

                                   SCHEDULE 2

                   Performance Criteria for Air-Conditioning,
                             Heating and Ventilation

                               [Follows this page]

                    HEATING, VENTILATING AND AIR-CONDITIONING

                                   SCHEDULE 2

            Year round air-conditioning system providing heating, ventilation and cooling.

1. The system shall be designed to be capable of maintaining inside conditions of not more than 75 degrees F and 50% relative humidity when outside conditions are not more than 92 degrees F Dry Bulb and 73 degrees F Wet Bulb, and a temperature of not less than 70 degrees F when outside temperature is 10 degrees F.

2. The design capabilities of the system are based upon, and limited to, the following conditions:

            a. The occupancy does not exceed one (1) person for each 100 square feet of usable area.

            b. The total connected electrical load does not exceed four (4) watts per square foot of usable area for all purposes, including lighting and power (but excluding electricity for the air-conditioning system providing heating, ventilation and cooling).

            c.    Proper use of venetian blinds to control sun load.

3. The system shall provide minimum outside air of .2 CFM per usable square foot.

4. The foregoing is subject to limitations in conformance with prevailing codes in effect from time to time.

                                   SCHEDULE 3

                 Schedule of Approved Contractors (SCHEDULE "F")

                               [Follows this page]

                            APPROVED CONTRACTORS LIST
                                GREY ADVERTISING
                                777 THIRD AVENUE
                                NEW YORK, NY 1017
                                TABLE OF CONTENTS

AIR BALANCING ..............................................................   1

ASBESTOS TREATMENT .........................................................   1

BOILER REPAIR ..............................................................   1

CARPET & FLOORING ..........................................................   2

CEILING TILES ..............................................................   2

CENTRAL STATION ALARM SYSTEMS ..............................................   3

CERAMIC TILE ...............................................................   3

COOLING TOWER REPAIR .......................................................   4

CONSTRUCTION (GENERAL CONTRACTORS) .........................................   5

CONTROLS ...................................................................   5

ELECTRICAL .................................................................   6

ELECTRONICS AND TAPE MANAGEMENT ............................................   6

ENVIRONMENTAL CONSULTING & LAB SERVICES ....................................   6

FIRE EXTINGUISHERS SUPPLIER AND MAINTENANCE ................................   7

FIRE PROTECTION CONSULTANTS ................................................   7

GLASS WORK .................................................................   7

HOLLOW METAL DOORS & BUCKS .................................................   8

HVAC SERVICE COMPANIES .....................................................   8

INSULATION PIPING ..........................................................   9

LL-5/MAINTENANCE ...........................................................  10

LOCKSMITH ..................................................................  10

METAL & MARBLE WORK ........................................................  11

MILLWORK/WOOD & DOORS ......................................................  11

PAINTING ...................................................................  12

PLUMBING ...................................................................  12

SHEET METAL WORKS ..........................................................  13

SPRINKLERS .................................................................  13

TERRAZZO ...................................................................  14

WATERPROOFING ..............................................................  15

WATER TANKS ................................................................  15

WINDOW TREATMENTS ..........................................................  15

AIR BALANCING:
--------------

MERENDINO ASSOCIATES
524 GRAHAM AVENUE
BROOKLYN, NY 11222
CONTACT:  MIKE MERENDINO
(718) 388-3900
--------------------------------------------------------------------------------

ASBESTOS TREATMENT:
-------------------
QUADRANT CONSTRUCTION
420 LEXINGTON AVENUE
New York, NY 10170
CONTACT:  ROBERT JACOBSEN
(212) 697-4007

JOHN GALLIN & SON, INC.
40 GOLD STREET
NEW YORK, NY 10038
CONTACT:  CHRISTOPHER GALLIN
(212) 267-8624
--------------------------------------------------------------------------------

BOILER REPAIR:
--------------

MILLER, PROCTOR, NICHOLAS INC.
2 HUDSON STREET
NORTH TARRYTOWN, NY 10591
CONTACT:  SERVICE DEPT.
(914) 332-0088

H. LIEBLICH & CO., INC.
687 EAST 137TH STREET
BRONX, NY 10454
CONTACT:  BRUCE LIEBLICH (PRESIDENT)
(718) 585-5200
--------------------------------------------------------------------------------

CARPET & FLOORING:
------------------

LASHER-WHITE CARPET                          (WAREHOUSE)
165 WEST 18TH STREET                         39 LAWRENCE STREET
NEW YORK, NY 10011                           YONKERS, NY 10705
CONTACT:                                     VINCENT DEMPSEY
(212) 366-0666                               EUGENE KNOPF
                                             (914) 965-6667

J. GRAHAM CARPET CO., INC.
276 FIFTH AVENUE
NEW YORK, NY 10001
CONTACT:  JOHN GRAHAM
(212) 679-1880  FAX (2120 679-1933

--------------------------------------------------------------------------------

SHERLAND & FARRINGTON, INC.
155 AVENUE OF THE AMERICAS
NEW YORK, NY 10013
CONTACT:  DWAYNE H. SHERLAND (V.P.)
(212) 206-7500 FAX (212) 206-7517

SOUNDTONE FLOORS, INC.
43-02 37TH STREET
LONG ISLAND CITY, NY 11101
CONTACT:  BRETT MORROW
(718) 392-4001  FAX (718) 392-4575

--------------------------------------------------------------------------------

CEILING TILES:
--------------

WETZEL ACOUSTICAL
393 FIFTH AVENUE, RM 703
NEW YORK, NY 10016
CONTACT:  JERRY WETZEL (PRESIDENT)
(212) 481-7743

NATIONAL ACOUSTICS
514 WEST 36TH STREET
NEW YORK, NY 10018
CONTACT:  JACK TEAHAN
(212) 695-1252

SUPERIOR ACOUSTICS
270 INDIAN HEAD ROAD
KINGS PARK, NY 11754
CONTACT,  KENNETH MCGUIGAN
(718) 894-2417

--------------------------------------------------------------------------------

CENTRAL STATION ALARM SYSTEMS NEW YORK OFFICE:
----------------------------------------------

HOLMES PROTECTION
440-9TH AVENUE
NEW YORK, NY 10001
CONTACT:  LEON KASSMAN
(212) 760-0640

WELLS FARGO
53 WEST 23RD STREET
NEW YORK, NY 10010
CONTACT:  BERNARD DRURY
(212) 337-4040

--------------------------------------------------------------------------------

CERAMIC TILE:
-------------

DEL TURCO BROTHERS, INC.
25 VERONER AVENUE
NEWARK, NJ  07104
CONTACT:  ALDO DEL TURCO (PRESIDENT)
(201) 483-5770  (212) 267-8246

BIORDI & BIORDI
43-20 102ND STREET
CORONA, NY  11368
CONTACT:  DINO BIORDI
(718) 457-1222

WM. ERATH & SONS
4 REITH STREET
COPIAGUE, NY 11726
CONTACT:  JEFF ERATH
(516) 842-2244

PORT MORRIS
1285 OAK POINT AVENUE
BRONX, NY 10474
CONTACT:  JIM DELAZZERO
(718) 378-6100

--------------------------------------------------------------------------------
COOLING TOWER REPAIR:
---------------------

N.Y. COOLING TOWER
60-19 54TH PLACE
MASPETH, NY 11378
CONTACT:  ART WENER
(718) 467-0545

ISSEKS BROS, INC.
298 BROOME STREET
NEW YORK, NY 10002
CONTACT:  DAVID HOCHHAUSER
(212) 267-2688

P.J. MECHANICAL
135 WEST 18TH STREET
NEW YORK, NY 10011
CONTACT:  PETER SAROS
(212) 243-2555

PJM
1775 BROADWAY
NEW YORK, NY 10019

CONTACT:  PAT MURRAY, JR.
(212) 246-7671

--------------------------------------------------------------------------------

CONSTRUCTION (GENERAL CONTRACTORS):
-----------------------------------

QUADRANT CONSTRUCTION
420 LEXINGTON AVENUE
NEW YORK, NY 10170
CONTACT:  ROBERT JACOBSEN
(212) 697-4007

JOHN GALLIN & SON, INC.
40 GOLD STREET
NEW YORK, NY 10038
CONTACT:  CHRISTOPHER GALLIN
(212) 267-8624

JAMES E. FITZGERALD, INC.
54 WEST 39TH STREET
NEW YORK, NY 10018-3808
CONTACT:  JAMES E. FITZGERALD
(212) 921-8700

--------------------------------------------------------------------------------

CONTROLS:
---------

HONEYWELL INC.
24-30 SKILLMAN AVENUE
LONG ISLAND CITY, NY 11101
CONTACT:  SALES DEPARTMENT
(718) 392-4300

THOMAS S. BROWN CONTROLS, INC. (TSBA)
38-30 WOODSIDE AVENUE
LONG ISLAND CITY, NY 11104
CONTACT:  MICHAEL OSBORNE
(718) 565-6000

ELECTRICAL:
-----------

MUNICIPAL ELECTRIC CO., INC.
122 WEST 27TH STREET
NEW YORK, NY 10001
CONTACT:  HERB FLAUM
(212) 243-5258

--------------------------------------------------------------------------------

ELECTRONICS AND TAPE MANAGEMENT:
--------------------------------

TECHNOLIFT INDUSTRIES, INC.
747 THIRD AVENUE
NEW YORK, NY 10017
CONTACT:  BRET BOUDI
(212) 888-1692

--------------------------------------------------------------------------------

ENVIRONMENTAL CONSULTING & LAB SERVICES:
----------------------------------------

DETAIL ASSOCIATES
300 GRAND AVENUE
ENGLEWOOD, NJ 07631
CONTACT:  RALPH YOUNG
(201) 569-6708

--------------------------------------------------------------------------------

FIRE EXTINGUISHERS SUPPLIER AND MAINTENANCE:
--------------------------------------------

H.J. MURRAY & CO.
66 READE STREET
NEW YORK, NY 10007
CONTACT:  ED BURGY
(212) 227-7050

ABLE FIRE PREVENTION
241 WEST 26TH STREET
NEW YORK, NY 10001
CONTACT:  MARK ORITZ
(212) 685-8314

--------------------------------------------------------------------------------

FIRE PROTECTION CONSULTANTS:
----------------------------

QUALITY FIRE PROTECTION CONSULTANTS
255 WEST 34TH STREET
NEW YORK, NY 10122
CONTACT:  JOHN MANGO
(212) 695-0890

--------------------------------------------------------------------------------

GLASS WORK:
-----------

PHILIP KAPLAN GLASS WORKS
49 MONROE STREET
NEW YORK, NY 10002
(212) 269-0031, 0033
CONTACT:  GREG POMCHINSKY
EMERGENCY BOARDING SERVICE (718) 845-4798

--------------------------------------------------------------------------------

HOLLOW METAL DOORS & BUCKS:
---------------------------

LIBERTY DOOR WORKS
20 RAILROAD STREET
HUNTINGTON STATION, NY 11746
CONTACT:  BOB GOUGH
(516) 549-9138

ACME PARTITION
513 PORTER AVENUE
BROOKLYN, NY 11222
CONTACT:  GEORGE DEFEIS
(718) 387-6400

GENERAL FIREPROOF DOOR
913 EDGEWATER ROAD
BRONX, NY 10474
CONTACT:  RUBIN KUJZEL
(718) 893-5500

--------------------------------------------------------------------------------

HVAC SERVICE COMPANIES:
-----------------------

WYANT AIR CONDITIONING
5-40 50TH AVENUE
LONG ISLAND CITY, NY 11101
CONTACT:  MARK KATTALIA
(718) 392-6000

MATCO SERVICE COMPANY
130 COUNTRY COURTHOUSE ROAD
GARDEN CITY PARK, NY 11540
CONTACT:  JAMES T. TURRISI
(516) 877-8000  FAX (516) 877-9010

INDUSTRIAL SALES & SERVICE CORPORATION
P.O. BOX 1578
WEST BABYLON, NY 11704
CONTACT:  TOMMY NELAN
(516) 491-5300

WEIKERT SHEET METAL  INC.
29-76 NORTHERN BOULEVARD
LONG ISLAND CITY, NY 11101
CONTACT:  TOM WEICKERT OR JOHN WEICKERT
(718) 706-0707, 0708

PJ MECHANICAL
135 WEST 18TH STREET
NEW YORK, NY 10011
CONTACT:  PETER SAROS
(212) 243-2555

PJM
1775 BROADWAY
NEW YORK, NY 10019
CONTACT:  PAT MURRAY, JR.
(212) 246-7671

--------------------------------------------------------------------------------

INSULATION PIPING:
------------------

JOHN GRANDO INSULATION CONTRACTORS
68-08 WOODSIDE AVENUE
WOODSIDE, NY 11377
CONTACT:  JOHN GRANDO
(718) 335-5005

--------------------------------------------------------------------------------

LL-5/MAINTENANCE:
-----------------

FIRECRAFT, INC.
89-20 LIBERTY AVENUE
OZONE PARK, NY 11417
CONTACT:  DONALD OELLERICH (PRESIDENT)
(718) 822-2600

WALKER THOMAS ASSOCIATES LTD.
10-35 47TH ROAD
LONG ISLAND CITY, NY 11101
CONTACT:  BOB RIECHEL
(718) 937-3275

--------------------------------------------------------------------------------

LOCKSMITH:
----------

AAA ARCHITECTURAL HARDWARE
44 WEST 46TH STREET
NEW YORK, NY 10036
CONTACT:  WILLIAM BROWN
(212) 840-3939  FAX (212) 921-5086

--------------------------------------------------------------------------------

ATLANTIC                       (MATERIAL ONLY)
601 WEST 26TH STREET
NEW YORK,  NY 10001
CONTACT:  PAUL SELDON
(212) 924-0700

WEINSTEIN & HOLTZMAN           (MATERIAL ONLY)
29 PARK ROW
NEW YORK, NY 10038
CONTACT:  FRAN LERNER
(212) 233-4651

--------------------------------------------------------------------------------

METAL & MARBLE WORK:
--------------------

AZTEC METAL & MAINTENANCE CO.
211 EAST 43RD STREET
NEW YORK, NY 10017
CONTACT:  TIM CHASE (PRESIDENT)
(212) 293-2777

MERLIN INDUSTRIES, INC.
248 WEST 14TH STREET
NEW YORK, NY 10014
CONTACT:  BILL RIZZI
(212) 206-6800

--------------------------------------------------------------------------------

MILLWORK/WOOD & DOORS
---------------------

HIRD BLAKER
620 EAST 132ND STREET
BRONX, NY 10454
CONTACT:  JEFF NORTON
(718) 665-3434

WM. SOMERVILLE
166 EAST 124TH STREET
NEW YORK, NY 10035
CONTACT:  BETH MILLER
(212) 534-4600

NORLANDER
10-61 JACKSON AVENUE
LONG ISLAND CITY, NY 11101
CONTACT:  JOHN O'HARE
(718) 361-3707

MIDHATTAN
3130 BORDENTOWN AVENUE
OLD BRIDGE, NJ 08857
CONTACT:  FRANK MAROTTA
(908) 727-3020

--------------------------------------------------------------------------------

PAINTING
--------

PEARLMAN PAINTING
60 EAST 42ND STREET
NEW YORK, NY 10165
CONTACT:  RANDY PEARLMAN
(212) 687-5055

MURRAY HILL PAINTING CO., INC.
10-29 48TH AVENUE
LONG ISLAND CITY, NY 11101
CONTACT:  DAVID BARTON
(718) 482-7575  FAX (718) 482-7581

ROTH PAINTING COMPANY, INC.,
305 EAST 46TH STREET
NEW YORK, NY 10017
CONTACT:  GORDON ROTH
(212) 758-2170  FAX  (212) 688-5293

--------------------------------------------------------------------------------

PLUMBING:
---------

M & T PLUMBING
120 EAST 13TH STREET
NEW YORK, NY 10003 CONTACT:  MARK TEICH (VICE PRESIDENT)
(212) 673-6700

KAPLAN.BRESLAW.ASH            (SUPERVISED BY M & T PLUMBING)
536 WEST 50TH STREET
NEW YORK, NY 10019
CONTACT:  MARK BRESLAW
(212) 307-5850

MAC FELDER                    (SUPERVISED BY M & T PLUMBING)
138 WEST 83RD STREET
NEW YORK, NY 10024
CONTACT:  MICKEY SCHAKENBERG
(212) 877-8450

--------------------------------------------------------------------------------

SHEET METAL WORKS (DUCTS, DIFFUSERS, ETC.):
-------------------------------------------

WEICHERT SHEET METAL INC.
29-76 NORTHERN BOULEVARD
LONG ISLAND CITY, NY 11101
CONTACT:  TOM WEICKERT OR JOHN WEICKERT
(718) 706-0707, 0708

WYANT AIR CONDITIONING
5-40 50TH AVENUE
LONG ISLAND CITY, NY 11101
CONTACT:  MARK KATTALIA
(718) 392-6000

PJ MECHANICAL 135 WEST 18TH STREET
NEW YORK, NY 10011
CONTACT:  PETER SAROS
(212) 243-2555

PJM
1775 BROADWAY
NEW YORK, NY 10019
CONTACT:  PAT MURRAY, JR.
(212) 246-7671

--------------------------------------------------------------------------------

SPRINKLERS:
-----------

M & T PLUMBING

120 EAST 13TH STREET
NEW YORK, NY 10003
CONTACT:  MARK TEICH (VICE PRESIDENT)
(212) 673-6700

ABCO PERRLESS SPRINKLER
151 HERRICKS ROAD
GARDEN CITY, NY 11040
CONTACT:  JIM STANTON
(516) 294-6850  (516) 294-6823

TRIANGLE FIRE SERVICES
75-17 COOPER AVENUE
GLENNDALE, NY 11385
CONTACT:  MR. GRENTER RECHSTEINER (PRESIDENT)
(718) 326-9120  FAX (718) 326-9446

KAPLAN.BRESLAW.ASH                 (SUPERVISED BY M & T PLUMBING)
536 WEST 50TH STREET
NEW YORK, NY 10019
CONTACT:  MARK BRESLAW
(212) 307-5850

--------------------------------------------------------------------------------

TERRAZZO:
---------

PORT MORRIS TILE & TERRAZZO CORP.
1285 OAK POINT AVENUE
BRONX, NY 10474
CONTACT:  MR. DE LAZARO
(718) 378-6100

--------------------------------------------------------------------------------

WATERPROOFING:
--------------

R. SMITH RESTORATION
47-49 PARK AVENUE
BAYSHORE, NY 11706
CONTACT:  RICHARD SMITH
(516) 665-0742

ABESTCO.
39-63 63RD STREET
WOODSIDE, NY 11377
CONTACT:  LON BEST (PRESIDENT)
(718) 779-3000

--------------------------------------------------------------------------------

WATER TANKS:
------------

ROSENWACH TANK CO., INC.
40-25 CRESCENT STREET
LONG ISLAND CITY, NY 11101
CONTACT:  MR. ANDREW ROSENWACH
(718) 972-4411

--------------------------------------------------------------------------------

WINDOW TREATMENTS:
------------------

DRAPERIES FOR HOME AND INDUSTRY
150 5TH AVENUE
NEW YORK, NY 10011
CONTACT:  MAC WEISS/MARVIN GOLDSTEIN
(212) 242-2804

                                   SCHEDULE 4

                 Cleaning and Janitorial Services (SCHEDULE "C")

                               [Follows this page]

                                  SCHEDULE "C"

                                Cleaning Services

General Cleaning

Nightly

                  Damp mop ceramic tile, marble and terrazzo flooring in
            entrance foyers.

                  Vacuum clean twice a week, moving light furniture other than desks, file cabinets, etc.

                  Sweep all private stairways.

                  Empty and clean all wastepaper baskets, ash trays,
            receptacles, etc., damp dust as necessary.

                  Remove wastepaper and waste materials from premises.

                  Dust and wipe clean all furniture, fixtures and window sills, including telephones.

                  Clean all glass furniture tops.

                  Dust all chair rails, trim, etc.

                  Dust all baseboards.

                  Wash clean all water fountains.

                  Keep locker and slop sink rooms in clean and orderly
            condition.

Lavatories

Nightly

      Sweep and wash all flooring.

      Wash and polish all mirrors, powder shelves, bright work, etc., including flushometers, piping, toilet seat hinges.

      Wash all basins, bowls and urinals.

      Dust all partition, tile walls, dispensers and receptacles.

      Empty and clean paper towel and sanitary disposal receptacles.

      Remove wastepaper and refuse.

      Fill toilet tissue holders, soap dispensers and towel dispensers. The cost of hand towels and soap are the responsibility of the tenant. The landlord shall pay for the toilet paper.

Entrance Lobby

Nightly

      Sweep and wash flooring.

      Wash all rubber mats.

      Floors in elevator cabs to be washed, waxed and polished or vacuum cleaned, if carpeted.

      Dust and rub down walls, metal work and saddles in elevator cabs.

      Dust and rub down all elevator doors, mail chutes, mail depository.

High Dusting

Office Areas

      Do all high dusting approximately every 3 months which includes the following:

      Dust all pictures, frames, charts, graphs, and similar wall hangings not reached in nightly cleaning.

      Dust all vertical surfaces, such as walls, partitions, ventilating louvers and other surfaces not reached in nightly cleaning.

      Dust all lighting fixtures (Exterior only).

      Dust all overhead pipes, sprinklers, etc.

      Dust all venetian blinds.

      Dust all window frames.

Periodic Cleaning

Office Areas

      Wipe clean all interior metal as necessary.

      Elevator, stairway, office and utility doors on all floors to be checked for general cleanliness as necessary, removing fingermarks.

      Once a week, dust all door louvers and other ventilating louvers within reach.

      Remove all fingermarks from metal partitions and other surfaces as necessary.

      Clean peripheral air units annually.

Lavatories

Periodic Cleaning

      Machine scrub flooring as necessary.

      Wash all partitions, tile wall, enamel surfaces twice a month, using proper disinfectant when necessary. Dust all lighting fixtures once a month (Exterior only).

      Do all high dusting once a month.

Glass

      The cleaning of interior glass partitions is the responsibility of the tenant.

      Window cleaning, other than interior glass partitions, shall be in accordance with the existing or future schedule established at the building. The landlord is responsible for the cost of this service.

      Clean entrance doors daily.

      Clean lobby glass daily.

Schedule of Cleaning

      All of the nightly cleaning services as listed to be done 5 nights each week, Monday through Friday, on business days.

Sidewalks

      Sweep and hose sidewalks, weather permitting, and clean and remove snow and ice when necessary.

                                   SCHEDULE 5

                          Categories of Fringe Benefits

                               [Follows this page]

                          1997 PORTERS WAGE ESCALATION

                                                                       (Rounded to 4 decimal
                                                                         points)
Base Wage:                    $14.7120 (1996) + .375                    15.087000         15.0870

Pension Fund:                 $27.52 per week/40 hours                   0.688000          0.6880

Legal fund:                   $3.50 per week/40 hours                    0.087500          0.0875

Welfare:                      $5486.64 per annum/2080 hours              2.637808          2.6378

Vacation:                     3 weeks $1810.44/1960 hours                0.923694          0.9237

Social Security:              7.65% of $15.0870                          1.154156          1.1542


Unemployment Ins.             State 4.6%
                              Federal .8%
                              5.4% of $7000 =
                              $378/2080 hours                            0.181731          0.1817

Disability Ins:               $9.48 x 12 months =
                              $113.76/2080 hours                         0.054692          0.0547

Sick Benefits:                10 days=$1206.96/2080 hours                0.580269          0.5803

Medical Checkup:              2 days=$241.392/2080 hours                 0.116054          0.1161

Additional Paid Holiday:      2/1/2 days=$301.74/2080 hours              0.145067          0.1451

Birthday:                     1 day=$120.696/2080 hours                  0.058027          0.0580

Worker's Comp.                $4.98 per $100 of $31380.96=$1562.77/
                              2080 hours                                 0.751333          0.7513

Special Training Fund:        $89.48 per annum/2080 hours                0.043019          0.0430

Annuity Fund:                 $7.00 per week/40 hours                    0.175000          0.1750

Attendance Fund:              $100 per annum/2080 hours                  0.048077          0.0481

                              TOTAL:                                    22.731426         22.7314

                                    EXHIBIT 1

                              Form of Subtenant NDA

                               [Follows this page]

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                       AND SUBLESSEE'S AGREEMENT TO ATTORN

      AGREEMENT, made this ___ day of ________, 199__, by and between 7 THIRD AVENUE LEASEHOLD LLC, a New York limited liability company, having an office for the conduct of business c/o Sage Realty Corporation, 777 Third Avenue, New York, New York 10017 ("Owner"), GREY ADVERTISING INC., a Delaware corporation, with an office for the conduct of business at 777 Third Avenue, New York, New York 10017 ("Sublessor"), and _____________________ ____________________________________, a
________________________, with an office for the conduct of business at 777 Third Avenue, New York, New York 10017 ("Sublessee").

                              W I T N E S S E T H :

      WHEREAS, Owner is the owner of the lessee's interest under that certain ground lease, dated as of June 1, 1964, between John Hancock Mutual Life Insurance Company (predecessor-in-interest to the current fee owner), as landlord, and William Kaufman and Jack D. Weiler (predecessor-in-interest to Owner), as tenant, a memorandum of which ground lease was recorded on June 24, 1964 in Liber 5280, Cp.196 in the Office of the City Register of the City of New York, New York County (the "City Register's Office"), and which ground lease was amended by a First Lease Amendment, dated as of September 2, 1965, and recorded on September 2, 1965 in Liber 5341, Cp. 228, and a Second Lease Amendment, dated as of April 15, 1976, a memorandum of which was recorded on December 2, 1976 in Reel 385, page 5, all in the City Register's Office (collectively, the "Ground Lease"), the lessee's interest in which Ground Lease was assigned by mesne assignments, the last of which was made by Melvyn Kaufman, as assignor, to Owner, as assignee, dated January 24, 1995, and recorded on _______________, 1995 in Reel ______, page __
in the City Register's Office; and which Ground Lease demises to Owner the land together with the improvements erected thereon (collectively, the "Building"), located at and known as 777 Third Avenue, in the Borough of Manhattan, City County and State of New York, which land is more particularly described on Schedule A annexed hereto and made a part hereof; and

      WHEREAS, Sublessor is a party to a certain lease, dated July 1, 1978, as thereafter amended by Amendments and Letter Agreements as described in the first whereas clause to that certain Seventeenth Amendment of Lease, dated as of the __ day of February, 1998 (the "Seventeenth Amendment"), between Sage Realty Corporation, as Agent for 7 Third Avenue Leasehold LLC, as landlord, and Sublessee, as tenant (the original lease, as modified through and including the Seventeenth Amendment, collectively, the "Space Lease"; and the space covered by the Space Lease is referred to herein as the "Demised Premises"); and

      WHEREAS, Sublessor and Sublessee are parties to a certain sublease, dated _________, 199__ (the "Sublease"), covering a portion of the Demised Premises (the "Subleased Premises"); and

      WHEREAS, Owner has been requested by Sublessor and Sublessee to enter into a non-disturbance agreement with Sublessor and Sublessee.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto mutually covenant and agree as follows:

            22. Sublessee's interest in the Sublease and all rights of Sublessee thereunder are and shall be subject and subordinate to the Space Lease and all renewals, modifications, replacements and extensions thereof. This provision shall be self-operative.

            23. In the event of the expiration or sooner termination of the Space Lease prior to the date provided in the Sublease for the expiration of the term of the Sublease, provided, that the Sublease is then in full force and effect and no event of default on the part of Sublessee has occurred and is continuing beyond applicable grace periods pursuant to the Sublease and/or hereunder, Sublessee shall not be joined as a party defendant for the purpose of terminating Sublessee's interest in the Sublease in any action or proceeding brought by Owner for the purpose of enforcing any of Owner's rights under the Space Lease (provided, however, that Owner may join Sublessee as a party in any such action or proceeding if such joinder is necessary under any statute or law or otherwise for the purpose of effecting the remedies available to Owner under the Space Lease or otherwise, but only for such purposes and not for the purpose of terminating the Sublease), shall not be evicted from the Subleased Premises nor shall its possession of the Subleased Premises be disturbed or terminated or affected except to the extent provided for in Paragraph 4 below, by reason of a termination of the Space Lease resulting from any default by Sublessor under the Space Lease, and the Sublease shall continue in full force and effect as a direct lease and demise of the Subleased Premises from Owner upon all of the then executory terms and provisions set forth in the Sublease except to the extent provided for in Paragraph 4 below.

            24. In the event of the expiration or sooner termination of the Space Lease prior to the date provided in the

Sublease for the expiration of the term of the Sublease, Sublessee agrees to (i) attorn to and recognize Owner as the landlord under the Sublease and the Sublease shall continue in full force and effect as a direct lease and demise of the Subleased Premises from Owner upon all of the then executory terms and provisions of the Sublease, except to the extent provided for in Paragraph 4 below, and (ii) upon request of Owner, execute and deliver to Owner within ten
(10) days after request therefor by Owner any instrument or instruments in recordable form which may be reasonably necessary or appropriate to effect the performance of the agreements herein contained. In the event that Sublessee fails to execute any such instrument within ten (10) days after request therefor by Owner, such failure shall constitute a default under the Sublease; provided, however, that the failure by Owner to receive such a written instrument from Sublessee shall not modify or reduce Sublessee's obligations to Owner hereunder or under the Sublease.

            25. Notwithstanding anything to the contrary contained herein or in the Sublease, if the Sublease shall become a direct lease and demise of the Subleased Premises hereunder then:

                        (i) Owner shall not be (a) liable for any previous act, omission or negligence of Sublessor or breach of any representation or warranty by Sublessor under the Sublease, (b) subject to any counterclaim, defense, or offset theretofore accruing to Sublessee against Sublessor, (c) subject to any rent credit or rent abatement provided for in the Sublease, (d) bound by any previous modification, amendment, extension, expansion, termination, cancellation or surrender of the Sublease made without Owner's consent or by any previous prepayment of more than one (1) month's rent and additional rent in advance unless actually received by Owner, (e) bound to make any payments to Sublessee provided for in the Sublease, (f) obligated to perform any repairs or other work or capital improvements in the Subleased Premises or the Building beyond Owner's obligations under the Space Lease with respect to the Subleased Premises, (g) provide or perform any services not related to possession of the Subleased Premises, (h) bound to refund, or liable for the refund of, all or any part of any security deposit of the Sublessee with Sublessor for any purpose, unless and until all such security deposit shall have actually been delivered and received by Owner (and then the obligations of Owner shall be limited to the amount of such security deposit actually received), or (i) required to cure any default, act or omission which is personal to Sublessor and, therefore, not susceptible of cure by Owner.

                        (ii) If any term of the Sublease shall be less favorable to Owner than is any term of the Space Lease (including for this purpose any term of the Sublease for which there is no corresponding term in the Space Lease or vice-versa), the same shall be deemed overridden by such term in the Space Lease, which shall govern and control or shall be deemed stricken from the Sublease, as the case may be.

                        (iii) Effective as of the actual date the Sublease shall become a direct lease and demise of the Subleased Premises hereunder, the fixed rent and additional rent payable by Sublessee with respect to the Subleased Premises shall be the greater of (x) the fixed minimum rent and all additional rent payable under the Sublease by Sublessee or (y) the fixed minimum rent and all additional rent payable under the Space Lease by Sublessor (computed at the rate per square foot payable under the Space Lease by Sublessor effective as of the actual date of the attornment provided for hereunder).

            26. Anything herein or in the Sublease to the contrary notwithstanding, in the event that the Sublease shall become a direct lease and demise of the Subleased Premises from Owner, Owner shall have no obligations nor incur any liability beyond Owner's then interest in the Building, and Sublessee shall look exclusively to such interest of Owner (or of the then owner at the time in question, as the case may be) in the Building for the payment and discharge of any obligations and/or liabilities imposed upon Owner hereunder or under the Sublease, or otherwise, subject to the limitations of Owner's obligations provided for herein, and Owner is hereby released and relieved of any other liability hereunder and under the Sublease. Sublessee agrees that, with respect to any money judgment which may be obtained or secured by Sublessee against Owner, Sublessee shall look solely to the estate or interest owned by Owner (or the then owner at the time in question, as the case may be) in the Building, and Sublessee will not collect or attempt to collect any such judgment out of any other assets of Owner or its agents, officers, directors, shareholders, partners, members or principals, disclosed or undisclosed.

            27. (a) Sublessee shall notify Owner of any default or other act or omission of Sublessor or of the occurrence or non-occurrence of any event (any of the foregoing herein an "Act or Event") which would entitle Sublessee to cancel the Sublease or abate the rent or additional rent payable thereunder, if applicable, and agrees that notwithstanding any provision of the Sublease to the contrary, no notice of cancellation thereof or right to abate or withhold the rent or additional rent shall be effective unless (x) Owner has failed within thirty (30) days of the date of receipt of Sublessee's notice thereof, to notify Sublessee of Owner's intention to cure the default of Sublessor ("Owner's Notice") and (y) if Owner shall have given Owner's Notice, as aforesaid, until a reasonable period of time (considering the nature of the Act or Event, as the case may be) shall have elapsed following the giving of Owner's Notice (which reasonable time period shall be extended by any time necessary for Owner to recover possession of the Demised Premises and/or the Subleased Premises or have a receiver appointed in order to cure such Act or Event, as the case may be) during which period Owner may, but shall not be obligated to, cure such Act or Event; provided, however, that sixty (60) days shall be deemed to be a reasonable period of time to cure any default capable of being cured solely by the payment of a fixed sum of money, and, provided further, that if Owner shall give an Owner's Notice, then Owner shall thereafter use commercially reasonable efforts and diligence to prosecute the curing of any such other default (including where necessary to obtain possession of the Demised Premises) unless Owner thereafter decides to abandon any such efforts by sending to Sublessee written notice thereof, in which event Sublessee shall have its rights and remedies under the Sublease, as modified by this Agreement.

                  (b) Owner shall be subrogated to Sublessee's rights against Sublessor to the extent that Owner reimburses Sublessee for costs and expenses incurred by Sublessee in curing or remedying a Sublessor default.

                  (c) Except as is expressly provided for in Paragraph 6(a) hereof, Owner shall have no obligation hereunder to remedy any default of Sublessor under the Sublease. Owner shall not be or become subject to any liability or obligation to Sublessee under the Sublease or otherwise until the Sublease shall become a direct lease and demise of the Subleased Premises from Owner, and then only to the extent provided for herein.

            28. Sublessor and Sublessee agree that, without the prior written consent of Owner, to be granted or withheld in Owner's sole discretion, they shall not (i) amend, modify, terminate or cancel the Sublease or any extension or renewal thereof, or (ii) tender a surrender of the Sublease or make a prepayment in excess of the amount of one (1) month's rent thereunder. Any such purported action without such consent shall be void as against Owner.

            29. Sublessor and/or Sublessee, as the case may be, shall deliver to Owner copies of all notices of default or demand which it gives or receives in connection with the Sublease simultaneously with its giving of, or promptly upon its receipt of, such notice, and any right of Sublessor and/or Sublessee dependent upon such notice shall take effect only after such notice is so given to both Owner and Sublessor or Sublessee, as the case may be.

            30. Any notice or other communication that is required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (i) when deposited in the mail, postage prepaid for registered or certified mail, return receipt requested, or (ii) when personally delivered or (iii) when sent by overnight courier (e.g., Federal Express or Airborne Express), in each case, to the parties hereto at their respective addresses set forth above, or at such other address as any party hereto shall hereafter specify by five (5) days' prior notice to the other parties given and received in the manner provided in this Paragraph 9. A notice shall be deemed to have been duly received (and any time period measured by the giving of notice shall commence) (i) if mailed, on the date of delivery set forth on the return receipt, or (ii) if personally delivered, on the date of delivery, or (iii) if sent by overnight courier, on the date of delivery. The inability to make delivery because of changed address of which no notice was given, or rejection or refusal to accept any notice offered for delivery, shall be deemed to be receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any notice may be given by counsel for the party giving same.

            31. Sublessor and Sublessee acknowledge that under Section 11.05 of the Space Lease, Owner may, after default by Sublessor under the Space Lease, collect directly from Sublessee the rent and all additional rent due under the Sublease. Sublessee agrees that it shall, and Sublessor, as landlord under the Sublease, hereby authorizes and directs Sublessee to, honor such demand and pay the rent and all additional rent due under the Sublease directly to Owner. In the event that Owner notifies Sublessee and Sublessor that there has been a default by Sublessor under the Space Lease and demands that Sublessee pay to Owner the rent and all additional rent under the Sublease, such demand by Owner on Sublessee shall be sufficient to authorize Sublessee to pay the rent and all additional rent due under the Sublease to Owner without necessity for consent by Sublessor or any further evidence of Owner's rights under the Space Lease or otherwise and notwithstanding any claim by Sublessor to the contrary, and Sublessee shall have the right, and Sublessor hereby irrevocably authorizes and directs Sublessee to, pay the rent and all additional rent due under the Sublease directly to Owner for application by Owner in accordance with the terms of the Space Lease, until further notice by Owner authorizing Sublessee to resume such payments to Sublessor. Sublessor hereby acknowledges and agrees that Sublessor shall have no claim against Sublessee for any amounts paid hereunder by Sublessee to Owner.

            32. (a) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to conflict of law principles.

                  (b) This Agreement may not be modified except by an agreement in writing signed by the parties hereto.

                  (c) If any term of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term to any person or circumstance other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  (d) The parties hereto hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

                  (e) Owner's, Sublessor's and/or Sublessee's failure to comply with any of its agreements or covenants under this Agreement shall constitute a default hereunder. In the event of such default, each party shall be entitled to exercise all rights and remedies available to it under this Agreement and at law and in equity. In the event of such default by Sublessor, the same shall constitute a default under the Space Lease as well as a default hereunder, and Owner shall be entitled to exercise all rights and remedies available to it hereunder, under the

Space Lease and at law and in equity.

                  (f) Owner shall not, by virtue of this Agreement, or any other instrument to which Owner may be a party, be or become subject to any liability or obligation to Sublessee under the Sublease or otherwise until the Sublease shall become a direct lease and demise of the Subleased Premises from Owner and then only subject to the extent and the limitations herein provided.

                  (g) This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing same to be drafted.

            33. All the provisions hereof shall run with the Demised Premises and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and may not be modified or terminated orally.

            34. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however that in the event of the assignment or transfer of the interest of Owner, all obligations and liabilities of Owner under this Agreement shall terminate and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Owner's interest is assigned or transferred.

            14. Each of the parties hereto represents to each other party that it has full authority to enter into this Agreement and that the entry into this Agreement has been duly authorized by all necessary actions.

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                    OWNER:
                                    7 THIRD AVENUE LEASEHOLD LLC
                                    By: W-7 Third Lease LLC,
                                    Managing Member


                                    By:________________________________
                                       Name:   Robert Kaufman
                                       Title:  Managing Member



                                    SUBLESSOR:
                                    GREY ADVERTISING INC.


                                    By:________________________________
                                       Name:
                                       Title:



                                    SUBLESSEE:
                                    [Name of Sublessee]


                                    By:_______________________________
                                       Name:
                                       Title:

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


      On this _____ day of ________, 199__, before me personally appeared Robert Kaufman, residing at 18 Martin Court, Great Neck, New York, to me known, and known to me to be the individual who executed the foregoing instrument, who being duly sworn, did depose and say that the deponent is a Managing Member of W-7 Third Lease LLC, a New York limited liability company which is the Managing Member of 7 Third Avenue Leasehold LLC, the New York limited liability company described in and which executed the foregoing instrument, and that he has the authority to and did execute the foregoing instrument as the act of and deed of said 7 Third Avenue Leasehold LLC.


                                          ------------------------------
                                          Notary Public


STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


      On the ___ day of ________, 199__, before me personally came _______________, to me known, who being by me duly sworn, did depose and say that (s)he resides at __________________________; that (s)he is the
________________________ of GREY ADVERTISING INC., the corporation described in and which executed the foregoing instrument; and that (s)he signed (her)his name thereto by authority of the Board of Directors of such corporation.


                                          ------------------------------
                                          Notary Public


STATE OF NEW YORK  )
                   ) SS.:
COUNTY OF NEW YORK )

      On the ___ day of _____________, 199__, before me personally came __________________, to me known, who being by me duly sworn, did depose and say that (s)he resides at ______________________; that (s)he is the _______________
of ___________________, the corporation described in and who executed the foregoing instrument; that (s)he signed (her)his name thereto by authority of the Board of Directors of such corporation.


                                          ------------------------------
                                          Notary Public

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                        AND LESSEE'S AGREEMENT TO ATTORN

            AGREEMENT, made this 3rd day of February, 1998, by and between 7 THIRD AVENUE FEE LLC, a New York limited liability company, having an office for the conduct of business c/o Sage Realty Corporation, 777 Third Avenue, New York, New York 10017 ("Owner"), and GREY ADVERTISING INC., a Delaware corporation, with an office for the conduct of business at 777 Third Avenue, New York, New York 10017 ("Tenant").

                              W I T N E S S E T H :

            WHEREAS, Owner is the owner in fee of the land located at and known as 777 Third Avenue, in the Borough of Manhattan, City, County and State of New York, which land is more particularly described on Schedule A annexed hereto and made a part hereof (the "Land"), and which Land is demised under that certain ground lease, dated as of June 1, 1964, between John Hancock Mutual Life Insurance Company (predecessor-in-interest to Owner), as landlord, and William Kaufman and Jack D. Weiler (predecessor-in-interest to 7 Third Avenue Leasehold
LLC), as tenant, a memorandum of which ground lease was recorded on June 24, 1964 in Liber 5280, Cp.196 in the Office of the City Register of the City of New York, New York County (the "City Register's Office"), and which ground lease was amended by a First Lease Amendment, dated as of September 2, 1965, and recorded on September 2, 1965 in Liber 5341, Cp. 228, and a Second Lease Amendment, dated as of April 15, 1976, a memorandum of which was recorded on December 2, 1976 in Reel 385, page 5, all in the City Register's Office (collectively, the "Ground Lease"), the lessee's interest in which Ground Lease was assigned by mesne assignments, the last of which was made by Melvyn Kaufman, as assignor, to Owner, as assignee, dated January 24, 1995, and recorded on

_______________,
1995 in Reel ______, page __ in the City Register's Office; and

            WHEREAS, Tenant is a party to a certain lease, dated July 1, 1978, as thereafter amended by Amendments and Letter Agreements as described in the first whereas clause to that certain Seventeenth Amendment of Lease, dated as of the __ day of February, 1998 (the "Seventeenth Amendment"), between Sage Realty Corporation, as Agent for 7 Third Avenue Leasehold LLC, as Landlord, and Tenant, as Tenant, being executed and delivered simultaneously herewith (the original lease, as modified through and including the Seventeenth Amendment, collectively, the "Space Lease"; and the space covered by the Space Lease together with any other space hereafter leased by Tenant pursuant to the Space Lease is referred to herein as the "Demised Premises").

            NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto mutually covenant and agree as follows:

                  1. Tenant's interest in the Space Lease and all rights of Tenant thereunder are and shall be subject and subordinate to the Ground Lease and all renewals, modifications, replacements and extensions thereof.

                  2. In the event of the expiration or sooner termination of the Ground Lease prior to the date provided in the Space Lease for the expiration of the Term thereof, provided, however, no event of default on the part of Tenant has occurred and is continuing beyond applicable grace periods pursuant to the Space Lease, Tenant shall not be evicted from the Demised Premises nor shall its possession of the Demised Premises be disturbed or terminated, and the Space Lease shall continue in full force and effect as a direct lease and demise of the Demised

Premises from Owner upon all the terms and provisions set forth in the Space Lease.

                  3. In the event of the expiration or sooner termination of the Ground Lease prior to the date provided in the Space Lease for the expiration of the Term thereof, Tenant agrees to attorn to and recognize Owner as the landlord under the Space Lease, and further agrees, upon request of Owner, to execute and deliver to Owner any instrument or instruments in recordable form which may be reasonably necessary or appropriate to effect the performance of the agreements herein contained.

                  4. All the provisions hereof shall run with the Demised Premises and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and may not be modified or terminated orally.

                  5. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Space Lease.

            IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                        7 THIRD AVENUE FEE LLC

                        By: W-7 Third Fee LLC, Managing Member


                        By:____________________________________
                           Name:   Robert Kaufman
                             Title: Managing Member


                        GREY ADVERTISING INC.


                        By:____________________________________
                           Name:     Edward H. Meyer
                           Title:  Chairman and President

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

         On this 3rd day of February, 1998, before me personally appeared Robert Kaufman, residing at 18 Martin Court, Great Neck, New York, to me known, and known to me to be the individual who executed the foregoing instrument, who being duly sworn, did depose and say that the deponent is a Member of W-7 Third Fee LLC, a New York limited liability company which is a Managing Member of 7 Third Avenue Fee LLC, the New York limited liability company described in and which executed the foregoing instrument, and that he has the authority to and did execute the foregoing instrument as the act of and deed of said 7 Third Avenue Fee LLC.

                                      --------------------------------
                                                Notary Public


STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

         On the 3rd day of February, 1998, before me personally came Edward H. Meyer, to me known, who being by me duly sworn, did depose and say that he resides at 580 Park Avenue, New York, New York; that he is the Chairman and President of GREY ADVERTISING INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of such corporation.



                                      --------------------------------
                                                Notary Public

                                   SCHEDULE A

                    [Property description follows this page]

                                777 THIRD AVENUE

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of Third Avenue and the northerly side of East 48th Street:

RUNNING THENCE northerly along the said easterly side of Third Avenue, 200 feet 10 inches to the corner formed by the intersection of said easterly side of Third Avenue and the southerly side of East 49th Street;

THENCE easterly along the southerly side of East 49th Street, 120 feet;

THENCE southerly and parallel with the easterly side of Third Avenue and part of the way through a party wall, 88 feet and 11 inches;

THENCE easterly in a straight line, 25 feet 3-3/8 inches to a point in a line distant 115 feet 8 inches northerly from the northerly side of East 48th Street, measured along a line drawn parallel with Third Avenue and distant 145 feet easterly therefrom;

THENCE southerly and parallel with the easterly side of Third Avenue, 115 feet 8 inches to the northerly side of East 48th Street;

THENCE westerly along the said northerly side of East 48th Street, 145 feet to the corner first mentioned at the point or place of BEGINNING.

                         SEVENTEENTH AMENDMENT OF LEASE


                       SAGE REALTY CORPORATION, AS AGENT,

                                                Landlord


                                       and


                             GREY ADVERTISING INC.,

                                                Tenant


                                    Premises:

                                777 Third Avenue
                            New York, New York 10017

                                TABLE OF CONTENTS

                                                                            Page

1.    Definitions............................................................3

2.    Extension of Term......................................................3

3.    Leased Premises........................................................3

4.    Annual Fixed Minimum Rent and Additional Rent..........................4

5.    Addition of Basement Space to Leased Premises..........................9

6.    Additional Premises Spaces............................................13

7.    Additional Construction and Improvement Items.........................28

8.    Tenant's Extension Option.............................................42

9.    Rooftop Antenna.......................................................50

10.   Heating, Ventilating and Air-Conditioning.............................56

11.   Alterations...........................................................58

12.   Building Name; Signs..................................................67

13.   Electricity...........................................................68

14.   Brokers...............................................................76

15.   Non-Disturbance.......................................................76

16.   Concierge Booth.......................................................84

17.   Additional Provisions.................................................86

18.   Lease in Full Force..................................................105

19.   Prior Understanding..................................................105

20.   Construction of Lease................................................105

21.   Enforceability.......................................................105

SCHEDULE 1 Schedule Regarding Additional Premises Space
SCHEDULE 2 Performance Criteria for Air-Conditioning, Heating and Ventilation
SCHEDULE 3 Schedule of Approved Contractors (SCHEDULE "F")
SCHEDULE 4 Cleaning and Janitorial Services (SCHEDULE "C")
SCHEDULE 5 Categories of Fringe Benefits
EXHIBIT 1 Form of Subtenant NDA


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